SCHEDULE 14C INFORMATION
INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

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ASGI AURORA OPPORTUNITIES FUND, LLC
(Name of Registrant as Specified In Its Charter)

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ASGI AURORA OPPORTUNITIES FUND, LLC
401 SOUTH TRYON STREET
5TH FLOOR
MAC D1050-052
CHARLOTTE, NC 28202

[___], 2012

Dear Member:

On behalf of the Board of Managers (the “Board”) of ASGI Aurora Opportunities Fund, LLC (the “Fund”), a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), enclosed please find an Information Statement relating to certain changes to the Fund’s advisory and subadvisory compensation arrangements and the Fund’s federal income tax treatment.  Specifically, the 10% performance allocation will be eliminated, in its place the management fee will be increased to 1.25% from its current annual rate of 1.00%, and the tax status of the Fund will change from a partnership to a “regulated investment company” (i.e., a corporation or “RIC”) relying on Subchapter M of the Internal Revenue Code of 1986, as amended, which will have the effect of allowing investors to receive a Form 1099 rather than a Schedule K-1.  The changes require amendments to the Fund’s advisory agreement, subadvisory agreement and limited liability company agreement, which are anticipated to take effect as of the later of January 1, 2013 or the date as of which the Fund elects to be treated as a corporation and as a RIC for federal income tax purposes (collectively, the “Amendments”).

Approval of the Amendments relating to changes in advisory and subadvisory compensation would ordinarily require a proxy statement soliciting the approval of the Fund’s members (“Members”).  To become effective for the Fund, the Amendments must be approved by a “majority of the outstanding voting securities” (as defined in the 1940 Act and the rules thereunder) held by Members.  The Fund has received written consent approving the Amendments on behalf of Members whose aggregate interests in the Fund represent a majority of the Fund’s net asset value.  The size of those Members’ holdings in the Fund is such that the written consent of those Members necessarily determines the outcome of any vote.  As a result, the Fund is filing this Information Statement in lieu of a proxy statement. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I encourage you to read the enclosed Information Statement, which provides, among other information, details regarding the Amendments, as well as a discussion of the factors that the Board considered in approving the Amendments.

Thank you for your confidence and support.

Very truly yours,

_______________________
Name:	Adam Taback
Title:	President
ASGI Aurora Opportunities Fund, LLC

ASGI AURORA OPPORTUNITIES FUND, LLC
401 SOUTH TRYON STREET
5TH FLOOR
MAC D1050-052
CHARLOTTE, NC 28202

____________________________________

INFORMATION STATEMENT
____________________________________

To Members:

This Information Statement of ASGI Aurora Opportunities Fund, LLC (the “Fund”) is being furnished on behalf of the Fund’s Board of Managers (the “Board” and each member, a “Manager”).  The Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  This Information Statement is to inform members of the Fund (“Members”) of certain changes to the Fund’s advisory and subadvisory compensation arrangements and the Fund’s federal income tax treatment.  Specifically, the 10% Performance Allocation (defined below) will be eliminated, in its place the Management Fee (defined below) will be increased to 1.25% from its current annual rate of 1.00%, and the tax status of the Fund will change from a partnership to a “regulated investment company” (i.e., a corporation or “RIC”) relying on Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which will have the effect of allowing investors to receive a Form 1099 rather than a Schedule K-1.  The changes require amendments to the Fund’s advisory agreement, subadvisory agreement and limited liability company agreement, which are anticipated to take effect as of the later of January 1, 2013 or the date as of which the Fund elects to be treated as a corporation and as a RIC for federal income tax purposes (collectively, the “Amendments”).

Approval of the Amendments relating to changes in advisory and subadvisory compensation would ordinarily require a proxy statement soliciting the approval of the Fund’s members (“Members”).  To become effective for the Fund, the Amendments must be approved by a “majority of the outstanding voting securities” (as defined in the 1940 Act and the rules thereunder) held by Members.  The Fund has received written consent approving the Amendments on behalf of Members whose aggregate interests in the Fund represent a majority of the Fund’s net asset value.  The size of those Members’ holdings in the Fund is such that the written consent of those Members necessarily determines the outcome of any vote.  As a result, the Fund is filing this Information Statement in lieu of a proxy statement. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being mailed to Members on or about [                                                                                                 ], 2012, or at least twenty (20) days before the Amendments become effective.

GENERAL INFORMATION

Administrator.  The Bank of New York Mellon, through its wholly owned subsidiary, BNY Mellon Investment Servicing (U.S.) Inc. (“Administrator”) serves as the administrator for the Fund.  The principal business address of the Administrator is 400 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

Placement Agent.  The placement agent and wholesaling agent for the Fund is Alternative Strategies Brokerage Services, Inc. (the “Placement Agent” or “ASBSI”).  The principal place of business of the Placement Agent is 401 South Tryon Street, Charlotte, NC 28202.

Annual and Semi-Annual Reports.  The Fund will furnish, without charge, a copy of the annual report and the most recent semi-annual report succeeding the annual report, if any, to a Member upon request.  To request a report, please contact the Fund by calling (886) 440-7460 or writing to c/o Alternative Strategies Group, Inc., 401 South Tryon Street, Charlotte, NC 28202.  You may also view or obtain these documents from the Securities and Exchange Commission (the “SEC”) (i) in person: at the SEC’s Public Reference Room in Washington, D.C., (ii) by

phone: 1-800-SEC-0330, (iii) by mail: Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549 (duplicating fee required), (iv) by e-mail: publicinfo@sec.gov, or (v) by Internet: www.sec.gov.

AMENDMENT NO. 1 TO ADVISORY AGREEMENT

Background

Alternative Strategies Group, Inc. (“ASGI” or the “Adviser”) serves as investment adviser to the Fund pursuant to an advisory agreement, dated December 10, 2010, between ASGI and the Fund (the “Advisory Agreement”).  The Adviser also serves as investment adviser to other registered investment companies, as well as private investment funds, some of which utilize a multi-manager, multi-strategy investment approach.  ASGI is a North Carolina corporation, registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and located at 401 South Tryon Street, 5th Floor, MAC D1050-052,  Charlotte, North Carolina 28202.  ASGI is a direct wholly-owned subsidiary of Wells Fargo & Company, 420 Montgomery Street, San Francisco, California 94104.

Officers of the Fund are also officers and/or employees of the Adviser and/or an affiliate of the Adviser.  These individuals and their respective positions are as follows:  Adam Taback serves as President of the Fund and President of ASGI; Michael Roman serves as Treasurer of the Fund and Chief Financial Officer of ASGI; Britta Patterson serves as Secretary of the Fund and Chief Administrative Officer of ASGI; Lloyd Lipsett serves as Assistant Secretary of the Fund and as Vice President and Senior Counsel of Wells Fargo & Company, the Adviser’s parent company; Ankit Patel serves as Assistant Treasurer of the Fund and Senior Fund Reporting Analyst of ASGI; Doretta Dunegan serves as Chief Compliance Officer of the Fund and Chief Compliance Officer of ASGI; and Yukari Nakano serves as Chief Operating Officer of the Fund and Chief Operating Officer of ASGI.

The table below sets forth the names, addresses and principal occupations of the principal executive officer of ASGI and of each member of ASGI’s Board of Directors:

Name	Address	Principal Occupation
Adam Taback	401 South Tryon Street, 5th Floor, Charlotte, NC 28202	Mr. Taback is the President and Director of ASGI
Britta Patterson	401 South Tryon Street, 5th Floor, Charlotte, NC 28202	Ms. Patterson is the Chief Administrative Officer and Director of ASGI
Yukari Nakano	200 Berkeley Street Boston, MA 02116	Ms. Nakano is the Chief Operating Officer and Director of ASGI

Currently, the Fund pays to ASGI a monthly management fee (the “Management Fee”) equal to one-twelfth of 1.00% of the aggregate net asset value of outstanding Interests of the Fund determined as of the last calendar day of that month (before repurchases of Interests).  ASGI pays a portion of the Management Fee to the Fund’s subadviser, resulting in ASGI retaining a net annual rate of 0.625%.  The Board has approved Amendment No. 1 to the Advisory Agreement (the “Advisory Agreement Amendment”), which will result in an increase in the Management Fee from 1.00% to 1.25%; however the annual percentage rate that ASGI retains, 0.625%, will not change.  A copy of the Advisory Agreement Amendment is attached as Exhibit A and a form of revised Advisory Agreement marked to show the effects of the Advisory Agreement Amendment is attached as Exhibit B.

In conjunction with the Advisory Agreement Amendment, the performance allocation (the “Performance Allocation”) described in the Fund’s limited liability company agreement (the “Existing LLC Agreement”) will also be eliminated.  Under the current arrangement, the Performance Allocation, if any, is payable to the Adviser and in turn is paid in its entirety by the Adviser to the Fund’s subadviser.  The changes to the Existing LLC Agreement are explained in more detail later on in this information statement.

The Advisory Agreement

ASGI has served as investment adviser to the Fund since the Fund’s inception.  The Advisory Agreement was originally approved by the Board at an in-person meeting held on December 10, 2010 and was continued in effect for a one-year period from July 1, 2012 to June 30, 2013 by action of the Board at an in-person meeting held on May 24, 2012.

Below is a brief description of the terms of the Advisory Agreement, as currently in effect.  Except as described herein, the terms of the Advisory Agreement will not change upon the effectiveness of the Advisory Agreement Amendment.

Management Fee.

Under the terms of the Advisory Agreement, the Fund pays the Adviser each month a Management Fee equal to one-twelfth of 1.00% of the aggregate net asset value of outstanding Interests (allocated to Class A Interests and Class I Interests on a pro rata basis) determined as of the last calendar day of that month (before any repurchases of Interests).  As discussed above, the Management Fee will be increased to a monthly fee equal to one-twelfth of 1.25% of the aggregate net asset value of outstanding Interests following the effectiveness of the Advisory Agreement Amendment, although the annual percentage rate retained by ASGI will not change.

Advisory Services.

Subject to policies adopted by the Board and applicable law, the Adviser is responsible for appointing the subadviser to manage the Fund’s investments, monitoring the subadviser’s management of the Fund, and implementing the Fund’s compliance program.  Subject to the limitations set forth in the subadvisory agreement, the Adviser has the ability to restrict initial/additional investments in an underlying collective investment vehicle in which the Fund invests (an “Investment Fund”) and/or remove an Investment Fund from the portfolio.  The Adviser’s investment professionals devote such time to the ongoing operations of the Fund as they deem appropriate.

The Adviser also provides personnel, office space, office facilities, and reports to the Fund.  These services are provided as part of the Management Fee; provided, however, that reports furnished at the request of the Fund are paid for by the Fund.

The services to be provided under the Advisory Agreement will not be affected by the Advisory Agreement Amendment.

Liability and Indemnification.

Under the terms of the Advisory Agreement, in the absence of (a) willful misfeasance, bad faith or gross negligence on the part of ASGI in performance of its obligations and duties thereunder, (b) reckless disregard by ASGI of its obligations and duties thereunder, or (c) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for advisory services (in which case any award of damages is limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), ASGI is not subject to any liability whatsoever to the Fund, or to any Member thereof for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services thereunder including, without limitation, for any losses that may be sustained in connection with any investment, adoption of any investment policy, or the purchase, holding, retention or sale of any security on behalf of the Fund.

To the fullest extent permitted by applicable law, the Fund shall indemnify ASGI, its affiliates and the officers, directors, employees and agents of the Adviser and its affiliates (each an “indemnitee”) against any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit relating to the Fund and not resulting from the willful misfeasance, bad faith, gross negligence, or reckless disregard of the indemnitee in the performance of the obligations and duties of the indemnitee’s office.

The liability and indemnification provisions of the Advisory Agreement will not be affected by the Advisory Agreement Amendment.

Effective Date and Term.

The Advisory Agreement is in effect until June 30, 2013 and will continue to be in effect from year to year if such a continuance is approved annually by the Board or by vote of a majority of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Managers who are not “interested persons” as defined by the 1940 Act (the “Independent Managers”) by vote cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement Amendment is expected to be effective as of the later of January 1, 2013 or the date as of which it elects to be treated as a corporation and as a RIC for federal income tax purposes, as described below.

Termination.

The Advisory Agreement may be terminated, without penalty, by the Board or by the vote of a majority of the outstanding voting securities of the Fund on sixty days’ written notice to the Adviser, or by the Adviser on sixty days’ written notice to the Fund.  The Advisory Agreement also provides that it will terminate automatically, without penalty, in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder.  The termination provisions of the Advisory Agreement will not be affected by the Advisory Agreement Amendment.

The Advisory Agreement Amendment

Pursuant to the Advisory Agreement Amendment, the Management Fee will be increased to a monthly fee equal to one-twelfth of 1.25% of the aggregate net asset value of outstanding Interests of the Fund determined as of the last calendar day of that month (before repurchases of Interests) from its current rate of one-twelfth of 1.00% of the aggregate net asset value of outstanding Interests, although ASGI’s net advisory fee (after payment of the subadvisory fee) will remain unchanged at 0.625%.  The increase in the Management Fee is aimed at maintaining advisory and subadvisory compensation levels that are commensurate and competitive with industry standards.  A Management Fee of 1.25% is consistent with each of the other ASGI-advised registered investment companies, each of which also has a 1.25% investment advisory fee of which 0.625% is retained by ASGI on an annual basis.  None of such other investment companies charges a performance allocation.  Additionally, the Fund will no longer be obligated to pay to ASGI a Performance Allocation, which the Adviser is obligated to pay in its entirety to the Fund’s subadviser.  The Advisory Agreement Amendment is scheduled to become effective on the later of January 1, 2013 or the date as of which the Fund elects to be treated as a corporation and as a RIC for federal income tax purposes.

The aggregate amount of the Management Fee for the last fiscal year was $461,876.  The aggregate amount of the Management Fee had the Advisory Agreement Amendment been in effect would have been $577,465.  As discussed above, the Adviser currently retains and, upon the effectiveness of the Amendments, will continue to retain 0.625% of the Management Fee.  In addition, for the last fiscal year, the total Performance Allocation allocated to ASGI was $74,120, the entirety of which was paid to the Fund’s subadviser.  The Performance Allocation will be eliminated upon the effectiveness of the Amendments and any Performance Allocation then due shall be allocated to the Adviser and paid to the Fund’s subadviser.  The difference between the sum of the Management Fee and Performance Allocation amounts paid by the Fund for the last fiscal year and the Management Fee amount the Fund would have paid for the same period had the Amendments been in effect is $41,469, all of which would be paid to the Fund’s subadviser.  The annual percentage rate of compensation that the Adviser currently retains and will retain upon effectiveness of the Amendments will not change.

Except as stated herein, no other changes to the Advisory Agreement are contemplated at this time.

Board Consideration of the Advisory Agreement Amendment

The Advisory Agreement Amendment was considered by the Board at an in-person meeting held on May 24, 2012.  At the meeting, the Board reviewed information relating to ASGI and the Fund, including materials relating to ASGI's business, personnel and financial resources, various metrics related to the Fund and comparative funds, and met with and asked questions of senior management of ASGI.  Following the Board’s approval of the continuation of the Advisory Agreement, the Board reviewed the terms of the Advisory Agreement Amendment in conjunction with the terms of the Advisory Agreement.  The Advisory Agreement Amendment was not part of, and was separate from, the consideration of the renewal of the Advisory Agreement.  After careful consideration of various matters, and evaluation of all factors deemed relevant, the Board approved the Advisory Agreement Amendment and its submission to Members for approval.  To become effective for the Fund, the Advisory Agreement Amendment must be approved by a “majority of the outstanding voting securities” (as defined in the 1940 Act and the rules thereunder) held by Members.  The Fund has received written consent approving the Advisory Agreement Amendment on behalf of Members holding Interests constituting, in the aggregate, approximately 83.54% of the Fund’s net asset value.

In making its determination to approve the Advisory Agreement Amendment and to recommend its approval by Members, the Board considered all information it deemed reasonably necessary to evaluate the terms of the Advisory Agreement Amendment and the ability of ASGI to provide services to the Fund pursuant to the Advisory Agreement.  The Board, including the Independent Managers, reviewed materials furnished by ASGI, including information regarding ASGI and its personnel, operations and financial condition.  At its meeting, the Board also met with representatives of ASGI’s management, and discussed various matters relating to the operations of the Fund.  Representatives of ASGI addressed questions regarding the experience and qualifications of ASGI and its ability to provide the full range of services required for the operations of the Fund.

Based on its review, and after careful consideration of the factors discussed below, the Board (including a majority of the Independent Managers) approved the Advisory Agreement Amendment.  In connection with the Board’s review, the Independent Managers met in an executive session, during which they were advised by and had the opportunity to discuss with legal counsel various matters relating to the Advisory Agreement Amendment.  The Board determined, in approving the Advisory Agreement Amendment, that the Advisory Agreement, as modified by the Advisory Agreement Amendment, will continue to enable the Fund to obtain high quality investment advisory services at a cost that is reasonable and appropriate.

Specifically, the Board considered the following:

• The proposed fees and anticipated expenses of the Fund and similarly situated funds;

• Information on a relevant peer group of similarly situated funds;

• The economic outlook and the general investment outlook in the relevant financial markets;

• The Adviser’s financial condition, resources and experience, as well as that of certain of their affiliates;

• Arrangements regarding the distribution of the Fund’s Interests;

• The procedures used to determine the fair value of the Fund’s assets;

• The Adviser’s management of the relationship with the Fund’s subadviser, administrator, custodian, independent registered public accounting firm and other service providers;

• The resources devoted to the Adviser’s compliance efforts undertaken on behalf of the Fund, registered private funds, and other assets that it manages;

• The quality, nature, cost and character of the administrative and other non-investment management services provided by the Adviser and its affiliates;

• Investment management staffing; and

• Anticipated operating expenses to be paid to third parties.

The Board reviewed the nature, extent and quality of the services to be provided to the Fund pursuant to the Advisory Agreement, which are not affected by the Advisory Agreement Amendment.  Specifically, the Board also considered the fees to be charged under the Advisory Agreement Amendment, and reviewed comparative fee and performance data provided by the Adviser.  The Board did not consider any single factor in isolation, nor was any single factor considered to be controlling in determining whether to approve the Advisory Agreement Amendment, nor are the items described herein all encompassing of the matters considered by the Board.

Nature, Extent and Quality of Services.

The Board reviewed and considered the nature and extent of the investment advisory services to be provided by the Adviser to the Fund under the Advisory Agreement, including the selection of securities; allocation of the Fund’s assets among, and monitoring performance of, Investment Funds; evaluation of risk exposure of Investment Funds and reputation and experience of Investment Funds’ managers; management of short-term cash; evaluation of operations of Investment Funds; and day-to-day portfolio management and general due diligence examination of Investment Funds before and after committing assets of the Fund for investment.  The Board also reviewed and considered the nature and extent of the non-advisory and administrative services provided by the Adviser, including, among other things, providing to the Fund office facilities, equipment, and personnel.  The Board also reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the investment advisory and administrative services to the Fund.  The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner.  The Board also took into account the Adviser’s compliance policies and procedures, including the procedures used to determine the fair value of the Fund’s assets.  The Board noted that the services provided by ASGI to the Fund are not affected by the Advisory Agreement Amendment.  The Board concluded that the overall quality of the advisory and administrative services was satisfactory.

The Board reviewed the performance of other similarly situated funds based on information provided by the Adviser.  The Board reviewed the Management Fee and total expense ratio of the Fund.  The Board compared the proposed Management Fee and total expense ratio for the Fund with various comparative data, including a report prepared by the Adviser comparing the proposed fees payable by the Fund to those payable by other comparable funds.  The Board noted that the proposed fees payable to the Adviser were comparable to the fees payable to the advisers and subadvisers of other similarly situated funds and that the net annual rate retained by the Adviser (after paying the Fund’s subadviser) would not be changed.

The Board noted that, on a prospective basis, a comparison of the actual amounts that would be payable under the current compensation arrangements versus those pursuant to the Amendments will necessarily depend on the future performance and net asset levels of the Fund.  Accordingly, the actual effect of the Amendments on the percentage of advisory fees paid by the Fund in any given year in the future could not be determined with certainty.  Generally, however, it was noted that the approval of the Amendments would result in a higher overall percentage of advisory fees during periods of poor performance (because the Fund would typically not pay a Performance Allocation under the current arrangement for such periods) and a lower overall percentage of advisory fees paid during periods of strong performance (because the 10% Performance Allocation on net appreciation is effectively replaced by an additional 0.25% in the Management Fee).

The Board concluded that the proposed Management Fee and total expense ratio of the Fund were reasonable and satisfactory in light of the services to be provided.

Economies of Scale.

The Board also determined that, given the relative size of the Fund, economies of scale were not likely to be present or were not anticipated to be a significant factor at this time.

Profitability of Advisers and Affiliates.

The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and its affiliates based on their relationship with the Fund, noting that the annual percentage rate retained by ASGI would not be changed.  Based on the review of the information they received, the Board concluded that the profits earned, if any, by the Adviser and its affiliates were reasonable.

General Conclusion.

Based on its consideration of all factors that it deemed material, the Board concluded it would be in the best interest of the Fund and its Members to approve the Advisory Agreement Amendment.

Other Arrangements with ASGI and ASGI Affiliates

The Placement Agent is an affiliate of ASGI.  The Placement Agent receives an Investor Distribution and Servicing Fee at an annual rate of 0.75% of the aggregate net asset value of Class A Interests that have been outstanding for more than twelve months.  For the Fund’s most recent fiscal year, the Placement Agent received, in the aggregate, $0 in Investor Distribution and Servicing Fees.  The Placement Agent also receives a placement fee on subscriptions it has obtained in the amount of 2.00% on the first $500,000 subscribed for in the Fund, 1.00% on the next $500,000 subscribed for in the Fund, and 0.50% on any amount over $1,000,000 subscribed for in the Fund.  For the Fund’s most recent fiscal year, ASBSI received $93,989 in placement fees.  Generally, the Placement Agent pays substantially all of the Investor Distribution and Servicing Fees and Placement Fees it receives to sub-placement agents and other service providers, which may or may not be affiliates of ASGI.

AMENDMENT NO. 1 TO SUB-ADVISORY AGREEMENT
Background

The Adviser has retained Aurora Investment Management L.L.C. (“Aurora” or the “Subadviser”) as subadviser to the Fund pursuant to a subadvisory agreement, dated December 21, 2010, among the Adviser, the Subadviser and the Fund (the “Sub-Advisory Agreement”).  The Subadviser is a limited liability company organized under the laws of the state of Delaware, registered as an investment adviser under the Advisers Act and located at 300 N. LaSalle Street, 52nd Floor, Chicago, IL 60654.  The Subadviser is an indirect, wholly owned subsidiary of Natixis Global Asset Management, L.P. Natixis Global Asset Management, L.P. is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn principally owned by Natixis, a French investment banking and financial services firm.  Natixis is principally owned by BPCE, France’s second largest banking group.  BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks.

No officers of the Fund are also officers and/or employees of the Subadviser and/or an affiliate of the Subadviser.  The table below sets forth the names, addresses and principal occupations of the principal executive officers of Aurora and of each member of Aurora’s Board of Directors:

Name	Address	Principal Occupation
Roxanne Mary Martino	300 N. LaSalle Street, 52nd Floor, Chicago, IL 60654	President, CEO and Director of Aurora
Scott Charles Schweighauser	300 N. LaSalle Street, 52nd Floor, Chicago, IL 60654	Chief Investment Officer and Director of Aurora
Anne Marie Morley	300 N. LaSalle Street, 52nd Floor, Chicago, IL 60654	Managing Director of Operational Due Diligence of Aurora
James Harvey Hayes	300 N. LaSalle Street, 52nd Floor, Chicago, IL 60654	Managing Director of Marketing and Client Service of Aurora

Scott Matthew Montpas	300 N. LaSalle Street, 52nd Floor, Chicago, IL 60654	General Counsel, Chief Compliance Officer and Director of Aurora
Duncan Borger Ellerton Wilkinson	300 N. LaSalle Street, 52nd Floor, Chicago, IL 60654	Director of Aurora
Ronald Arthur Rolighed	300 N. LaSalle Street, 52nd Floor, Chicago, IL 60654	Managing Director, Business Development of Aurora
Peter Scott Hamet	300 N. LaSalle Street, 52nd Floor, Chicago, IL 60654	Head of Research of Aurora
John Thomas Hailer	300 N. LaSalle Street, 52nd Floor, Chicago, IL 60654	Director of Aurora
Scott Craven Jones	300 N. LaSalle Street, 52nd Floor, Chicago, IL 60654	Chief Operating Officer and Chief Financial Officer of Aurora

    Under the Sub-Advisory Agreement, the Adviser pays the Subadviser a subadvisory fee at the annual rate of 0.375% of the Fund’s net asset value (the “Subadvisory Fee”).  The Subadvisory Fee is calculated on the same basis as the Management Fee and is paid out of the Adviser’s Management Fee.  In addition to the Subadvisory Fee, the Subadviser is entitled under the Sub-Advisory Agreement to receive from the Adviser 100% of the Performance Allocation received by the Adviser from the Fund, if any (the “Performance Fee”).  As indicated above, the Board has approved Amendment No. 1 to the Sub-Advisory Agreement (the “Sub-Advisory Agreement Amendment”) which will result in an increase of the Subadvisory Fee from 0.375% to 0.625% and the elimination of the Performance Fee.  A copy of the Sub-Advisory Agreement Amendment is attached as Exhibit C and a form of revised Sub-Advisory Agreement marked to show the effects of the Sub-Advisory Agreement Amendment is attached as Exhibit D.

The Sub-Advisory Agreement

Aurora has served as subadviser to the Fund since the Fund’s inception in 2010.  The Sub-Advisory Agreement was originally approved by the Board at an in-person meeting held on December 10, 2010 and was continued in effect for a one-year period from July 1, 2012 to June 30, 2013 by action of the Board at an in-person meeting held on May 24, 2012.

Below is a brief description of the terms of the Sub-Advisory Agreement, as currently in effect.  Except as described herein, no changes to the terms of the Sub-Advisory Agreement are contemplated at this time.

Subadvisory Compensation.

Under the terms of the Sub-Advisory Agreement, the Adviser pays the Subadviser each month a Subadvisory Fee equal to one-twelfth of 0.375% of the aggregate net asset value of outstanding Interests (allocated to Class A Interests and Class I Interests on a pro rata basis) determined as of the last calendar day of that month (before any repurchases of Interests).  The Subadvisory Fee is paid out of the Management Fee ASGI receives from the Fund.  The Subadvisory Fee is not a direct expense of the Fund.  In addition, under the current arrangement, the Adviser is entitled to receive the Performance Allocation from the Fund, 100% of which the Adviser is obligated to pay to the Subadviser under the Sub-Advisory Agreement.

Below is a description of the calculation and payment of the Performance Allocation, as set forth in the Sub-Advisory Agreement and the Existing LLC Agreement, which is paid in its entirety to the Subadviser as the Performance Fee.

Currently, the Adviser holds a non-voting special member interest (the “Special Member Account”) in the Fund for the purpose of receiving the Performance Allocation.  Under the terms of the Existing LLC Agreement, the Adviser is entitled to receive from the Fund a Performance Allocation that, if earned, will be deducted from capital accounts of Members (“Capital Accounts”) at the end of each Incentive Period and credited to the Special Member Account.  An “Incentive Period” with respect to a Member begins on the day of such Member’s contribution of capital to the Fund or on the day immediately following the last calendar day of the preceding Incentive Period and ends at the close of business on the first to occur of the following dates: (1) the last day of each taxable year, (2) the date of a repurchase of all or a portion of a Member’s Interest, or (3) the date of the termination of the Subadviser.  The Performance Allocation for each Incentive Period is equal to 10% of the amount, if any, of: (1) the net profits allocated to each Member’s Capital Account(s) for the Incentive Period in excess of any net losses so allocated for such Incentive Period; above (2) any Loss Carryforward Amount(s) applicable to a Member’s Capital Account.  If, for any Incentive Period, net losses allocated to a Member’s Capital Account exceed net profits so allocated, a “Loss Carryforward Amount” in the amount of such excess will be established for that Capital Account. Loss Carryforward Amounts are cumulative with respect to prior Incentive Periods, and no Performance Allocation is debited from a Member’s Capital Account until subsequent allocations of net profits reduce that Capital Account’s Loss Carryforward Amount(s) to (but not below) zero.  This establishes what is commonly referred to as a “high water mark” with respect to Performance Allocation calculations.  The Loss Carryforward Amount will be reduced proportionally with respect to any transfers, distributions, withdrawals and repurchases applicable to a Member’s Capital Account.

The Subadvisory Fee that the Subadviser received for the last fiscal year was $173,204.  The Subadvisory Fee that the Subadviser would have received had the Sub-Advisory Agreement Amendment been in effect would have been $288,733.  The Peformance Fee that the Subadviser received for the last fiscal year was $74,120.  The Subadviser will not be entitled to a Performance Fee under the terms of the Sub-Advisory Agreement Amendment.  The difference between the aggregate amounts of the actual Subadvisory Fee and Performance Fee and the amount it would have received had the Sub-Advisory Agreement Amendment been in effect is $41,409.

The Subadvisory Fee will be increased to 0.625% and the Performance Fee will be eliminated following the effectiveness of the Sub-Advisory Agreement Amendment.

Subadvisory Services.

The Sub-Adviser is responsible for formulating and implementing a continuous investment program for the Fund’s assets in accordance with the investment objective and policies of the Fund.  The Sub-Adviser votes and makes other voting and consent determinations with respect to issuers of securities held by the Fund.  With respect to the portfolio management of the Fund, the Sub-Adviser will also be responsible for, among other things:  (i) researching, identifying, monitoring and evaluating potential collective investment vehicles and other investments and transactions (collectively, “Potential Investments”) to utilize in the management of the Fund’s assets; (ii) providing recommendations to the Fund regarding the fair value of the Fund’s collective investment vehicle investments to the extent requested by the Fund or Adviser or where the vehicle fails to produce to the Fund an official value (e.g., the underlying  vehicle suspends its net asset value determination or redemptions) or where the Sub-Adviser determines, in its sole discretion, that there is reason to question the reliability of the valuation provided by the vehicle; (iii) monitoring, evaluating and meeting with investment managers that manage any of the collective investment vehicles or other investments in which the Fund is invested; (iv) assessing the performance of the Fund’s investments; (v) negotiating a line of credit on behalf of the Fund with such lenders and on such terms as may be agreed to by the Adviser; and (vi) to the extent feasible and appropriate, negotiating side letters and assisting in the evaluation and execution of subscription agreements, withdrawal requests and related documents with regard to Potential Investments and existing investments of the Fund, and causing funds to be invested and withdrawn, as applicable, in connection therewith.

The services to be provided under the Sub-Advisory Agreement will not be affected by the Sub-Advisory Agreement Amendment.

Liability and Indemnification.

Under the terms of the Sub-Advisory Agreement, the Sub-Adviser shall only be liable for, and indemnify the Fund, the Adviser, and each of their respective affiliates, agents, control persons, directors, members of the Board, officers, employees and shareholders (the “Adviser Indemnified Parties”) against, and hold them harmless from, any costs, expense, claim, loss, liability, judgment, fine, settlement or damage (including reasonable legal and other expenses) (each a “Loss”) arising out of any claim, demands, actions, suits or proceedings (civil, criminal, administrative or investigative) asserted or threatened to be asserted by any third party (collectively, “Proceedings”) in so far as such Loss (or actions with respect thereto) (i) arises out of or is based upon or in connection with any material misstatement or omission of a material fact in information regarding the Sub-Adviser furnished in writing to the Adviser by the Sub-Adviser; (ii) arises out of or is based upon any material breach of any of the representations, warranties, covenants or obligations of the Sub-Adviser with respect to the Sub-Advisory Agreement; or (iii) arises out of or is based upon the willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties of the Sub-Adviser in the performance of its duties under the Sub-Advisory Agreement (collectively, “Disabling Conduct”).  Except for such Disabling Conduct, the Fund (to the extent permitted by applicable law) and the Adviser shall indemnify the Sub-Adviser and the Sub-Adviser’s officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Sub-Adviser (collectively, the “Sub-Adviser Indemnified Parties”) against, and hold such Sub-Adviser Indemnified Parties harmless from, any and all Losses (or actions with respect thereto) from any Proceedings arising from the Sub-Adviser’s providing services under the Sub-Advisory Agreement or the sale of securities of the Fund.

The liability and indemnification provisions of the Sub-Advisory Agreement will not be affected by the Sub-Advisory Agreement Amendment.

Effective Date and Term.

The Sub-Advisory Agreement is in effect until June 30, 2013 and will continue to be in effect from year to year if such a continuance is approved annually by the Board or by vote of a majority of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Independent Managers by vote cast in person at a meeting called for the purpose of voting on such approval.  As discussed below, the Sub-Advisory Agreement Amendment is expected to be effective as of the later of January 1, 2013 or the date as of which the Fund elects to be treated as a corporation and as a RIC for federal income tax purposes.

Termination.

The Sub-Advisory Agreement is terminable, without penalty, by the Board, or by a vote of a majority of the outstanding voting securities of the Fund upon 60 days prior written notice to the Sub-Adviser, or upon such shorter notice as may be mutually agreed upon in writing by the parties hereto.  The Sub-Advisory Agreement may also be terminated, without penalty, by either the Adviser or the Sub-Adviser (i) upon 90 days prior written notice to the other party and the Fund; (ii) upon material breach by any party of any representations or warranties set forth in the Sub-Advisory Agreement, if such breach has not been cured within seven days after written notice of such breach; or (iii) immediately if, in the reasonable judgment of the terminating party, a party has become unable to discharge its duties and obligations under the Sub-Advisory Agreement, including in the case of the insolvency of such party.   The Sub-Advisory Agreement shall terminate automatically and immediately upon termination of the investment advisory agreement between the Adviser and the Fund.  In addition, the Sub-Advisory Agreement provides that it shall terminate automatically and immediately in the event of its “assignment” (as defined in the 1940 Act).

The termination provisions of the Sub-Advisory Agreement will not be affected by the Sub-Advisory Agreement Amendment.

The Sub-Advisory Agreement Amendment

Pursuant to the Sub-Advisory Agreement Amendment, the Subadvisory Fee will be increased to 0.625% from its current rate of 0.375%.  The entirety of the 0.25% increase in the Management Fee will be paid to the Subadviser, such that, as described above, the Adviser will continue to retain 0.625% of the Management Fee on an annual basis.

The Sub-Advisory Agreement Amendment also eliminates the Performance Fee.  In conjunction with removing the Performance Fee from the Sub-Advisory Agreement, the provisions in the Existing LLC Agreement relating to the Performance Allocation are also being eliminated.  As discussed above, the Fund allocates to the Adviser the Performance Allocation, which the Adviser in turn pays in its entirety to the Subadviser as the Performance Fee.

The Sub-Advisory Agreement Amendment is scheduled to become effective on the later of January 1, 2013 or the date as of which the Fund elects to be treated as a corporation and as a RIC for federal income tax purposes.  Except as stated above, no other terms of the Sub-Advisory Agreement are expected to change pursuant to the Sub-Advisory Agreement Amendment.

Board Consideration of the Sub-Advisory Agreement

The Sub-Advisory Agreement Amendment was considered by the Board at an in-person meeting held on May 24, 2012.  At the meeting, the Board reviewed information relating to Aurora, including materials relating to Aurora's business, personnel and financial resources, and met with and asked questions of senior management of Aurora.  Following the Board’s approval of the continuation of the Sub-Advisory Agreement, the Board also reviewed the terms of the Sub-Advisory Agreement Amendment in conjunction with the Sub-Advisory Agreement.  The Sub-Advisory Agreement Amendment was not part of, and was separate from, the consideration of the renewal of the Sub-Advisory Agreement.  After careful consideration of various matters, and evaluation of all factors deemed relevant, the Board approved the Sub-Advisory Agreement Amendment and its submission to Members for approval.  To become effective for the Fund, the Sub-Advisory Agreement Amendment must be approved by a “majority of the outstanding voting securities” (as defined in the 1940 Act and the rules thereunder) held by Members.  The Fund has received written consent approving the Sub-Advisory Agreement Amendment on behalf of Members holding Interests constituting, in the aggregate, approximately 83.54% of the Fund’s net asset value.

In making its determination to approve the Sub-Advisory Agreement Amendment and to recommend its approval by Members, the Board considered all information it deemed reasonably necessary to evaluate the terms of the Sub-Advisory Agreement Amendment and the ability of Aurora to provide services to the Fund pursuant to the Sub-Advisory Agreement.  The Board, including the Independent Managers, reviewed materials furnished by Aurora, including information regarding Aurora and its personnel, operations and financial condition.  At its meeting, the Board also met with representatives of Aurora’s management, and discussed various matters relating to the operations of the Fund.  Representatives of Aurora addressed questions regarding the experience and qualifications of Aurora and its ability to provide the full range of services required for the operations of the Fund.

Based on its review, and after careful consideration of the factors discussed below, the Board (including a majority of the Independent Managers) approved the Sub-Advisory Agreement Amendment.  In connection with the Board’s review, the Independent Managers met in an executive session, during which they were advised by and had the opportunity to discuss with legal counsel various matters relating to the Sub-Advisory Agreement Amendment.  The Board determined, in approving the Sub-Advisory Agreement Amendment, that the Sub-Adivosry Agreement, as modified by the Sub-Advisory Agreement Amendment, will continue to enable the Fund to obtain high quality investment advisory services at a cost that is reasonable and appropriate.

Specifically, the Board considered the following:

• The proposed fees and anticipated expenses of the Fund and similarly situated funds;

• Information on a relevant peer group of similarly situated funds;

• The economic outlook and the general investment outlook in the relevant financial markets;

• The Subadviser’s financial condition, resources and experience, as well as that of certain of their affiliates;

• Arrangements regarding the distribution of the Fund’s Interests;

• The procedures used to determine the fair value of the Fund’s assets;

• The Subadviser’s management of the relationship with the Fund’s Adviser, administrator, custodian, independent registered public accounting firm and other service providers;

• The resources devoted to the Subadviser’s compliance efforts undertaken on behalf of the Fund, private funds, and other assets that it manages;

• The quality, nature, cost and character of the administrative and other non-investment management services provided by the Subadviser and its affiliates;

• Investment management staffing; and

• Anticipated operating expenses to be paid to third parties.

The Board reviewed the nature, extent and quality of the services to be provided to the Fund pursuant to the Sub-Advisory Agreement, which are not affected by the Sub-Advisory Agreement Amendment.  The Board also considered the fees to be charged under the Sub-Advisory Agreement Amendment, and reviewed comparative fee and performance data provided by the Adviser.  The Board did not consider any single factor in isolation, nor was any single factor considered to be controlling in determining whether to approve the Sub-Advisory Agreement or Sub-Advisory Agreement Amendment, nor are the items described herein all encompassing of the matters considered by the Board.

Nature, Extent and Quality of Services.

The Board reviewed and considered the nature and extent of the subadvisory services to be provided by the Subadviser to the Fund under the Sub-Advisory Agreement, including the selection of securities; allocation of the Fund’s assets among, and monitoring performance of, Investment Funds; evaluation of risk exposure of Investment Funds and reputation; evaluation of experience of Investment Funds’ managers and the operation of their respective Investment Funds; and day-to-day portfolio management and general due diligence examination of Investment Funds before and after committing assets of the Fund for investment.  The Board also reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Subadviser who provide the subadvisory services.  The Board determined that the Subadviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also took into account the Subadviser’s compliance policies and procedures.  The Board noted that the services provided by Aurora to the Fund are not affected by the Sub-Advisory Agreement Amendment.  The Board concluded that the overall quality of the subadvisory services was satisfactory.

The Board reviewed the performance of other similarly situated funds based on information provided by the Adviser.  The Board reviewed the advisory fee rates and total expense ratio of the Fund.  The Board compared the proposed advisory fee and total expense ratio for the Fund with various comparative data, including a report prepared by the Adviser comparing the proposed fees payable by the Fund to those payable by other comparable funds.

Proposed Compensation Changes

The Board reviewed the changes to the Subadviser’s compensation under the Sub-Advisory Agreement Amendment.   The Board noted that the increase in the Subadvisory Fee is intended to offset the elimination of the Performance Fee and to maintain subadvisory compensation levels that are commensurate and competitive with industry standards.  The Board acknowledged that the increased Subadvisory Fee is consistent with the three other ASGI-advised registered funds, all of which have a subadvisory fee of 0.625%.

The Board analyzed the elimination of the Performance Fee, which conforms the Fund’s advisory and subadvisory fee structure to the other ASGI-advised registered funds, none of which pay a performance allocation.  Additionally, the Board was aware that many other similarly situated funds comparable to the Fund also do not pay a performance fee.  Further, the Board noted that the Performance Allocation as currently structured may be difficult to use once the Fund elects to be treated as a RIC.

The Board further noted that, on a prospective basis, a comparison of the actual amounts that would be payable under the current compensation arrangements versus those pursuant to the Amendments will necessarily depend on the future performance and net asset levels of the Fund.  Accordingly, the Board acknowledged that the actual effect of the Amendments on the percentage of subadvisory fees paid to Aurora in any given year in the future cannot be determined with certainty.  Generally, however, the fee arrangement pursuant to the Amendments would typically result in a higher overall percentage of fees paid to the Subadviser during periods of poor performance (since Subadviser would typically not be paid a Performance Fee under the current arrangement for such periods) and a lower overall percentage of fees paid to the Subadviser during periods of strong performance (since the 10% Performance Fee on net appreciation is effectively replaced by an additional 0.25% in the Subadvisory Fee).

The Board concluded that the changes to the Subadviser’s compensation set forth in the Sub-Advisory Agreement Amendment were reasonable and satisfactory in light of the services to be provided.

Economies of Scale.

The Board considered the Subadvisory fee of 0.625% and concluded that the fee was reasonable and satisfactory in light of the services to be provided and the size of the Fund.  The Board also determined that, given the relative size of the Fund, economies of scale were not likely to be present or were not anticipated to be a significant factor at this time.

General Conclusion.

Based on its consideration of all factors that it deemed material, the Board concluded it would be in the best interest of the Fund and its Members to approve the Sub-Advisory Agreement Amendment.

AMENDED AND RESTATED LLC AGREEMENT

Background

The Amended and Restated Limited Liability Company Agreement (the “Amended and Restated LLC Agreement”) is anticipated to be effective on January 1, 2013, which coincides with the date on which the Fund is anticipated to elect to be treated as a corporation and as a RIC for federal income tax purposes.  A form of the Fund’s Amended and Restated LLC Agreement, marked to show the amendments, is attached hereto as Exhibit E.

Current Partnership Tax Treatment

The Fund is currently classified as a partnership for federal income tax purposes, and it invests largely in other funds that are also classified as partnerships for U.S. federal income tax purposes.  As a result of this classification, the Fund is not subject to any federal income tax.  Instead, each Member is treated for federal income tax purposes as receiving an allocable share of the Fund’s income and other tax items, regardless of whether or not the Fund makes any distributions to the Members.  Because the Fund is treated as a partnership for federal income tax purposes, the Fund delivers to its Members information about their allocations of income, gain, loss, deduction and credits for tax purposes on Internal Revenue Service (“IRS”) Schedule K-1 (not Form 1099).  In light of the Fund’s investments in numerous Investment Funds that are themselves classified as partnerships for federal income tax purposes, the Fund generally does not receive tax information from such Investment Funds in time for Members to file their returns without requesting an extension of the time to file from the IRS or state taxing agencies.  Accordingly, this has the potential to result in the Members needing to obtain extensions of time to file their tax returns.

RIC Tax Treatment

The Fund’s election to be classified as a corporation and to be treated as a RIC for federal income tax purposes would result in a change in the tax treatment of the Fund and Members, as described below.  The Members will receive information about their income and gain with respect to the Fund on Form 1099, which will be sent to the Members, as required, by February 15th of each year.

In order to qualify each year as a RIC under the Code and to avoid paying federal income and excise tax on its income, the Fund must satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income (including both investment company taxable income and net tax-exempt interest income) and net short-term capital gains (after reduction by net long term capital losses and any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code.  If it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its Members in the form of dividends or capital gains distributions.

To qualify as a RIC for income tax purposes, the Fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from an interest in a qualified publicly traded partnership. The Fund must also distribute to Members at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income for each taxable year.  The Fund’s Board has approved an automatic dividend reinvestment plan (“DRP”) under which dividends distributed by the Fund will be reinvested in the Fund.  Members will have the ability to opt out of the DRP and thereby receive their distributed dividends in cash, in-kind or partly in cash and partly in-kind, as determined by the Fund.

The Fund must also satisfy certain requirements with respect to the diversification of its assets.  The Fund must have, at the close of each quarter of its taxable year, at least 50% of the value of its total assets represented by cash items, U.S. government securities, securities of other RICs, and other securities that, in respect of any one issuer, do not represent more than 5% of the value of the assets of the Fund or more than 10% of the voting securities of that issuer. In addition, at those times, not more than 25% of the value of the Fund’s assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, or of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.

If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the Member as ordinary income.  Such distributions will be treated as qualified dividend income with respect to Members who are individuals and will be eligible for the dividends received deduction in the case of Members taxed as corporations, provided certain holding period requirements are met. In order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions.

At least annually, the Fund would distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) or, alternatively, retain all or a portion of the year’s net capital gain and pay federal income tax on the retained gain. If the Fund were to retain its capital gain, Members of record as of the end of the Fund’s taxable year would include their attributable share of the retained gain in their income for the year as long-term capital gain (regardless of holding period in the shares), and would be entitled to a tax credit or refund for the tax paid on their behalf by the Fund. Members of record for the retained capital gain would also be entitled to increase their tax basis in their shares by 65% of the allocated gain.  Distributions of the Fund’s net capital gain (“capital gain distributions”), if any, will be taxable to Members as long-term capital gain, regardless of their holding period in the shares. Distributions of the Fund’s net realized short-term gains would be taxable as ordinary income.  As described above, distributions to a Member will be reinvested in the Fund under the DRP unless the Member opts out of the DRP.

If, for any calendar year, the Fund’s total distributions exceed the Fund’s current and accumulated earnings and profits, the excess will be treated as a tax-free return of capital to each Member up to the amount of the Member’s basis in his or her shares and thereafter as gain from the sale of shares (assuming the shares are held as a capital asset). The amount treated as a tax-free return of capital will reduce the Member’s adjusted basis in his or her shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale or other disposition of his or her shares.

With respect to a tax-exempt organization investing in the Fund, if the Fund qualifies as a RIC, dividends and other distributions paid by the Fund will not constitute UBTI, provided such tax-exempt organization has not borrowed money in connection with its investment in the Fund.

The Fund may invest, among other things, in the stock of PFICs.  A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Fund does not make a QEF election or mark-to-market election as described below, the Fund will be subject to federal income tax on a portion of any “excess distribution” received on the stock of a PFIC or of any gain from disposition of that stock (collectively “PFIC Income”), plus interest thereon, even if the Fund distributes the PFIC Income as a taxable dividend to its Members. The balance of the PFIC Income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its Members.

If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest on excess distributions, the Fund will be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which it may have to distribute to satisfy the RIC distribution requirement and avoid imposition of the excise tax -- even if the QEF does not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of the level of information needed from a PFIC in order to make the election.

The Fund may, and generally intends to, elect to “mark-to-market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC’s stock over the Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains (reduced by any prior deductions) with respect to that stock included by the Fund for prior taxable years under the election. The Fund’s adjusted basis in each PFIC’s stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder. The reduced rates for “qualified dividend income” are not applicable to: (i) dividends paid by a foreign corporation that is a PFIC; (ii) income inclusions from a QEF election with respect to a PFIC; and (iii) ordinary income from a “mark-to-market” election with respect to a PFIC.

The Fund may also invest in other investment funds treated as partnerships for U.S. federal income tax purposes.  In such cases, the Fund will be treated as receiving its proportionate share of each item of gross income earned by the partnership and must look through to the character of such items of gross income earned by the partnership in applying the RIC qualifying income test.  Income derived by the Fund from an investment in a partnership is treated as qualifying income for RIC purposes only to the extent such income is attributable to items of partnership income that would be qualifying income if received directly by the Fund.  Although some hedge fund strategies (e.g., long-short equity funds) generate income that would be qualifying income for RIC purposes, other strategies (e.g., commodity funds, energy funds and real estate funds) produce income that would not be good income for RIC purposes.  Similarly, the Fund would look through the partnership to the partnership’s underlying assets for purposes of analyzing the Fund’s asset diversification.  The Fund will closely monitor its investments in funds that are treated as partnerships in order to assure the Fund’s compliance with Subchapter M requirements.

Selling Members will generally recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the Member’s adjusted tax basis in the shares sold. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less (in 2012, 35%), or (ii) through 2012, 15% for gains recognized on the sale of capital assets held for more than one year (as well as any capital gain distributions) (0% for individuals in the 10% or 15% tax brackets). Any loss on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to those shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the Member’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of shares will be disallowed to the extent those shares are replaced by other shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the shares (whether through the reinvestment of distributions or otherwise). In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

The foregoing briefly summarizes some of the important federal income tax consequences to Members of the Fund if the Fund elects to be and qualifies as a RIC.  This summary reflects the federal tax law as of the date of this Information Statement, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors.  Unless otherwise noted, this discussion assumes that an investor is a United States person and holds shares as a capital asset.  This discussion is based upon current provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the IRS retroactively or prospectively. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

The key differences between the existing LLC Agreement of the Fund and the Amended and Restated LLC Agreement are summarized in the chart below.

EXISTING LLC AGREEMENT	AMENDED AND RESTATED LLC AGREEMENT
The fiscal year and tax year of the Fund end on March 31 and December 31, respectively.	The fiscal and tax year both end on March 31.
Provisions related to maintaining the Fund’s classification as a partnership for federal income tax purposes.	Eliminated.
Provisions relating to Capital Contributions; maintenance of Capital Accounts; Allocation of Profits and Losses; Tax Allocations; Distributions; and Withholding Taxes.	Eliminated and replaced with new provisions related to the issuance of shares.
Provisions relating to allocation of Performance Allocation and Special Member Account.	Eliminated.
None	Provisions related to distributions to Members and a dividend reinvestment plan added.
Provisions related to the Tax Matters Partner and certain partnership tax elections.	Eliminated.

FEE STRUCTURE CONSEQUENCES OF THE AMENDMENTS

The following table compares fees and expenses paid by Members of the Fund and illustrates how those fees and expenses would be applied following the effectiveness of the Amendments.

Member Transaction Expenses	Class A Interests Before Amendments	Class I Interests Before Amendments	Class A Shares After Amendments	Class I Interests After Amendments
Placement Fee (as a percentage of the capital contribution)	Up to 2%	None	Up to 2%	None
Early withdrawal fee (as a percentage of repurchase proceeds)	Up to 2%	Up to 2%	Up to 2%	Up to 2%
Annual Expenses(1)
Management Fees	1.00%	1.00%	1.25%	1.25%
Distribution and Service (Rule 12b-1) Fee	0.75%	0%	0.75%	0%
Performance Allocation (held in Special Member Account)	10 % of net profits	10 % of net profits	None	None
Other Expenses	1.28%	1.28%	1.28%	1.28%
Acquired Fund (Investment Fund) Fees and Expenses	3.22%	3.22%	3.22%	3.22%
Total Annual Expenses	6.25%	5.50%	6.50%	5.75%
Expense Reimbursement (2)	0.28%	0.28%	0.53%	0.53%
Total Annual Expenses After Expense Reimbursement (2)	5.97%	5.22%	5.97%	5.22%
(1) Estimated as of June 30, 2012.  The calculation of Annual Expenses for Class A Shares and Class I Shares After Amendments assumes that Acquired Fund Fees and Expenses remain unchanged following the approval of the Amendments.
(2) The Fund’s existing Expense Limitation Agreement expires on December 31, 2012.  The Adviser intends to propose to the Board a new Expense Limitation Agreement that would increase the current expense cap by 0.25%  to account for the corresponding 0.25% increase in the Management Fee.  If the Board were to approve the increased expense cap, the Total Annual Expenses After Expense Reimbursement would be 6.22% and 5.47% for Class A and Class I Shares After Amendments, respectively, and the Expense  Reimbursement for each Class After Amendments would be 0.28%.  However, there can be no guarantee that the Board will accept such a proposal or that an Expense Limitation Agreement will be renewed in any form beyond its expiration date.

Example

The Example assumes (i) a $1,000 investment in the Fund for the time periods indicated, (ii) a 5% return each year and (iii) assumes the Fund’s operating expenses remain the same.

Although actual costs may be higher or lower, based on these assumptions, a Member would pay the following expenses if the Member subsequently tendered for repurchase its Interests/Shares in full at the end of those periods:

Cumulative Expenses Paid for the Period of:

A Member would pay the following expenses on a $1,000 investment, assuming a 5% annual return throughout the periods	1 Year	3 Years	5 Years	10 Years
Class A Interests Before Amendments	$77	$217	$369	$815
Class A Shares After Amendments	$80	$227	$389	$871
Class I Interests Before Amendments	$57	$180	$314	$706
Class I Shares After Amendments	$60	$190	$334	$759

The Examples include the Performance Allocation.  A greater rate of return than that used in the Examples would increase the amount of certain fees and expenses paid by the Fund, including the Performance Allocation.

The Examples are based on the Fund’s estimated total annual expenses.  The purpose of the Examples is to assist a Member of the Fund in understanding the various costs and expenses that a Member of the Fund will bear directly or indirectly following the Amendments.  The Examples are based on the fees and expenses set forth above including the Acquired Fund Fees and Expenses and, with respect to Class A Interests, the Class A Interest Placement Fee and the Investor Distribution and Servicing Fee, and should not be considered a representation of future expenses.  Actual expenses may be higher or lower than those shown.  The rate of return of the Fund may be greater or less than the hypothetical 5.00% return used in the Examples.

By Order of the Board of Managers

Name:	Adam Taback
Title:	President
Dated:	[___], 2012

EXHIBIT A

ASGI AURORA OPPORTUNITIES FUND, LLC

AMENDMENT NO. 1 TO ADVISORY AGREEMENT

This amendment dated as of the [     ] day of [                          ], 2012 (herein called “this Amendment”) to the Advisory Agreement dated December 10, 2010 (the “Advisory Agreement”) between ASGI Aurora Opportunities Fund, LLC, a Delaware limited liability company (the “Fund”), and Alternative Strategies Group, Inc., a North Carolina corporation (the “Adviser”), is hereby made and executed by the undersigned.  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Advisory Agreement.

WHEREAS, the parties have agreed to amend the Advisory Agreement as set forth herein.

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration (the receipt and sufficiency of which are hereby irrevocably acknowledged), the parties hereby agree as follows:

1.           The fee payable to the Adviser by the Fund listed in Appendix A of the Advisory Agreement is hereby amended by deleting “1.00%” and replacing it with “1.25%”.

2.           The effective date of this Amendment shall be the later of (i) January 1, 2013 or (ii) the date as of which the Fund elects to be treated as a corporation for federal income tax purposes.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

ASGI AURORA OPPORTUNITIES FUND, LLC

By:________________________________
Name:
Title:

ALTERNATIVE STRATEGIES GROUP, INC.

By:___________________________
Name:
Title:

EXHIBIT B

ASGI AURORA OPPORTUNITIES FUND

FORM OF REVISED ADVISORY AGREEMENT SHOWING EFFECTS OF AMENDMENT NO. 1 TO ADVISORY AGREEMENT

Advisory Agreement ~~dated December 10, 2010, between~~effective as of the later of (i) January 1, 2013 or (ii) the date as of which ASGI Aurora Opportunities Fund, a Delaware limited liability company (the “Fund”), elects to be treated as a corporation for federal income tax purposes, between the Fund and Alternative Strategies Group, Inc., a North Carolina corporation (the “Adviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.           APPOINTMENT OF ADVISER

The Fund hereby appoints the Adviser, subject to the supervision of the Board of Managers of the Fund (the “Board”) and the terms of this Agreement, as the investment adviser for the Fund. The Adviser accepts such appointment and agrees to render the services and to assume the obligations set forth in this Agreement commencing on its effective date. The Adviser will be an independent contractor and will have no authority to act for or represent the Fund in any way or otherwise be deemed an agent unless expressly authorized in this Agreement or another writing by the Fund and the Adviser.

2.           DUTIES OF THE ADVISER

a.
Subject to the general supervision of the Board and the terms of this Agreement, the Adviser will at its own expense, except as noted below, select and contract with one or more investment subadvisers (“Subadvisers”) to manage the investments and determine the composition of the assets of the Fund; provided, that any contract with a Subadviser (a “Subadvisory Agreement”) shall be in compliance with and approved as required by the Investment Company Act of 1940, as amended (the “1940 Act”), except for such exemptions therefrom as may be granted to the Fund or the Adviser. Subject always to the direction and control of Board, the Adviser will monitor the Subadviser’s management of the Fund’s investment operations in accordance with the investment objectives and related investment policies, as set forth in the Fund’s registration statement with the Securities and Exchange Commission, and review and report to the Board on the performance of such Subadviser.

b.	The Adviser shall furnish to the Fund the following:

i.
Office and Other Facilities. — The Adviser shall furnish to the Fund office space in the offices of the Adviser or in such other place as may be agreed upon by the parties hereto from time to time, and all necessary office facilities and equipment;

ii.
Board Members and Officers. — The Adviser agrees to permit individuals who are directors, officers or employees of the Adviser to serve (if duly elected or appointed) as members of the Board or President of the Fund, or in any other officer position with respect to the Fund, without remuneration from or other cost to the Fund.

officer position with respect to the Fund, without remuneration from or other cost to the Fund.

iii.
Investment Personnel. — The Adviser shall furnish to the Fund any personnel necessary for the oversight and/or conduct of the investment operations of the Fund. For the elimination of doubt, however, the Adviser shall not be obligated to furnish to the Fund pursuant to this Agreement personnel for the performance of functions: (a) related to and to be performed under any other separate contract from time-to-time in effect between the Fund and the Adviser or another party for legal, accounting, administrative and any other non-investment related services; (b) related to and to be performed under the Fund contract for custodial, bookkeeping, transfer and dividend disbursing agency services by the bank or other financial institution selected to perform such services; or (c) related to the investment subadvisory services to be provided by any Subadviser pursuant to a Subadvisory Agreement.

iv.
Reports to Fund. — The Adviser shall furnish to, or place at the disposal of, the Fund such information, reports, valuations, analyses and opinions as the Fund may, at any time or from time to time, reasonably request or as the Adviser may deem helpful to the Fund, provided that the expenses associated with any such materials furnished by the Adviser at the request of the Fund shall be borne by the Fund.

c.
In addition to negotiating and contracting with one or more Subadvisers as set forth in section (2)(a) of this Agreement and providing facilities, personnel and services as set forth in section (2)(b), the Adviser will pay the compensation of the President and members of the Board who are also directors, officers or employees of the Adviser or its affiliates.

d.	The Adviser will vote all proxies received in connection with securities held by the Fund or will delegate such authority to a Subadviser.

e.
The Adviser may elect to manage the investments and determine the composition of the assets of the Fund, subject to the approval of the Board. In the event of such election, the Adviser, subject always to the direction and control of the Board, will manage the investments and determine the composition of the assets of the Fund in accordance with the Fund’s registration statement, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Fund, the Adviser:

i.
will obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual investment funds, companies or industries the securities of which are included in the Fund or are under consideration for inclusion in the Fund;

ii.
will formulate and implement a continuous investment program for the Fund consistent with the investment objectives and related investment policies for the  Fund as described in the Fund’s registration statement, as amended;

iii.
will take whatever steps are necessary to implement this investment program by the purchase and sale of securities including the completion of subscription documents and the placing of orders for such purchases and sales;

iv.	will regularly report to the Board with respect to the implementation of this investment program;

v.	will provide assistance to the Fund’s custodian regarding the fair value of securities held by the Fund for which market quotations are not readily available;

vi.
will furnish, at its expense: (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully; and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Fund (excluding any such services that are the subject of a separate agreement as may from time to time be in effect between the Fund and the Adviser or another party);

vii.
will select brokers and dealers to effect all applicable transactions subject to the following conditions: the Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable; the Adviser is directed at all times to seek to execute brokerage transactions for the Fund in accordance with such policies or practices as may be established by the Board and described in the Fund’s registration statement as amended; the Adviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Adviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Adviser’s overall responsibilities with respect to accounts managed by the Adviser; and the Adviser may use for the benefit of its other clients, or make available to companies affiliated with the Adviser for the benefit of such companies or their clients, any such brokerage and research services that the Adviser obtains from brokers or dealers;

viii.
to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, on occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Adviser, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner the Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients; and

ix.	will maintain all accounts, books and records with respect to the Fund as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and the rules thereunder.

3.           EXPENSES ASSUMED BY THE FUND

The Fund will pay all expenses of its organization, operations and business not specifically assumed or agreed to be paid by the Adviser, as provided in this Agreement, or by a Subadviser, as provided in a Subadvisory Agreement. Without limiting the generality of the foregoing, in addition to certain expenses described in section 2 above, the Fund shall pay or arrange for the payment of the following:

a.
Edgarization, Printing and Mailing. — Costs of edgarization, printing and mailing (i) all registration statements (including all amendments thereto) and prospectuses/statements of additional information (including all supplements thereto), all annual, semiannual and periodic reports to investors in the Fund, regulatory authorities or others, (ii) all notices and proxy solicitation materials furnished to investors in the Fund or regulatory authorities and (iii) all tax returns;

b.
Compensation of Officers and Board members. — Compensation of the officers and members of the Board (other than persons serving as President or member of the Board, or as any other officer of the Fund, who are also directors, officers or employees of the Adviser or its affiliates);

c.
Registration and Filing Fees. — Registration, filing, blue-sky and other fees in connection with requirements of regulatory authorities, including, without limitation, all fees and expenses of registering and maintaining the registration of the Fund under the 1940 Act;

d.	Custodial Services. — The charges and expenses of the custodian appointed by the Fund for custodial services;

e.	Accounting Fees. — The charges and expenses of the independent accountants retained by the Fund;

f.
Legal, Accounting and Administrative Services. — The charges and expenses of the Adviser or any other party pursuant to any separate contract with the Fund from time to time in effect with respect to the provision of legal services (including registering and qualifying the Fund’s shares with regulatory authorities), as well as accounting, administrative and any other non-investment related services.

g.	Transfer, Bookkeeping and Dividend Disbursing Agents. — The charges and expenses of any transfer, bookkeeping and dividend disbursing agents appointed by the Fund;

h.	Commissions and Placement Fees. — Broker’s commissions, placement fees and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

i.	Research. — Expenses related to third-party research and ongoing due diligence of pooled investment vehicles in which the Fund invests, and the managers of such pooled investment vehicles;

j.	Taxes. — Taxes and corporate fees payable by the Fund to federal, state or other governmental agencies and the expenses incurred in the preparation of all tax returns;

k.	Stock Certificates. — The cost of stock certificates, if any, representing shares of the Fund;

l.	Membership Dues. — Association membership dues, as explicitly approved by the Board;

m.	Insurance Premiums. — Insurance premiums for fidelity, errors and omissions, directors and officers and other coverage;

n.	Investors and Board Meetings. — Expenses of investors and Board meetings;

o.	Pricing. — Pricing of the Fund and interests, including the cost of any equipment or services used for obtaining price quotations and valuing Fund portfolio investments;

p.	Interest. — Interest on borrowings;

q.	Communication Equipment. — All charges for equipment or services used for communication between the Adviser or the Fund and the custodian, transfer agent or any other agent selected by the Fund; and

r.
Nonrecurring and Extraordinary Expense. — Such nonrecurring expenses as may arise, including the costs of actions, suits, or proceedings to which the Fund is, or is threatened to be made, a party and the expenses the Fund may incur as a result of its legal obligation to provide indemnification to its Board, officers, agents and investors.

4.           COMPENSATION OF ADVISER

The Adviser shall be entitled to a fee with respect to the Fund, accrued and paid monthly, at such annual percentage rates, as specified in Appendix A to this Agreement, of the net asset value of the Fund as determined as of the last business day of each month.

5.           NON-EXCLUSIVITY

The services of the Adviser to the Fund are not to be deemed to be exclusive, and the Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that the directors, officers and employees of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees or employees of any other firm or corporation, including other investment companies.

6.           SUPPLEMENTAL ARRANGEMENTS

The Adviser may enter into arrangements with other persons affiliated with the Adviser to better enable it to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Adviser.

7.           CONFLICTS OF INTEREST

It is understood that the members of the Board, officers and agents of and investors in the Fund are or may be interested in the Adviser as directors, officers, stockholders, or otherwise; that directors, officers, agents and stockholders of the Adviser are or may be interested in the Fund as Board members, officers, investors or otherwise; that the Adviser may be interested in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Fund’s Limited Liability Company Agreement or the organizational documents of the Adviser or by specific provision of applicable law.

8.           REGULATION

The Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement and shall provide any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

9.           DURATION AND TERMINATION OF AGREEMENT

This Agreement shall become effective on the later of (i) its execution and (ii) the date of the meeting of the investors in the Fund, at which meeting this Agreement is approved by the vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Board of the Fund or by the vote of a majority of the outstanding voting securities of the Fund provided that in either event such continuance shall also be approved by the vote of a majority of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.

Following the effectiveness of the Agreement, if the Agreement terminates because the investors in the Fund fail to provide any requisite approval under the 1940 Act for the continued effectiveness of the Agreement, the Adviser will continue to act as investment adviser with respect to the Fund pending the required approval of the Agreement or its continuance or of a new contract with the Adviser or a different adviser or other definitive action; provided, that the compensation received by the Adviser in respect of the Fund during such period will be no more than its actual costs incurred in furnishing investment advisory and management services to the Fund or the amount it would have received under the Agreement in respect of the Fund, whichever is less; provided further, for the elimination of doubt, the failure of investors in the Fund to approve a proposed amendment to the Agreement is not a termination of the Agreement with respect to the Fund and, in such event, the Agreement shall continue with respect to the Fund as previously in force and effect.

This Agreement may be terminated at any time, without the payment of any penalty, by the Board or by the vote of a majority of the outstanding voting securities of the Fund on sixty days’ written notice to the Adviser, or by the Adviser on sixty days’ written notice to the Fund. This Agreement will automatically terminate, without payment of any penalty, in the event of its “assignment” (as defined in the 1940 Act).

10.           PROVISION OF CERTAIN INFORMATION BY ADVISER

The Adviser will promptly notify the Fund in writing of the occurrence of any of the following:

a.
the Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b.
the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund; and

c.	the chief executive officer or parent company of the Adviser or the portfolio manager of the Fund changes.

11.           AMENDMENTS TO THE AGREEMENT

This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the outstanding voting securities of the Fund and by the vote of a majority of the Board members who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.

12.           ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties.

13.           HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

14.           NOTICES

All notices required to be given pursuant to this Agreement shall he delivered or mailed to the last known business address of the Fund or Adviser in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this section.

15.           SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

16.           GOVERNING LAW

To the extent that state law is not preempted by the provisions of any law of the United States of America, all matters arising under or related to this Agreement shall be governed by, construed, interpreted and enforced in accordance with the internal laws of the State of Delaware.

17.           NAME OF THE FUND

The Fund may use the name “Alternative Strategies Group, Inc.,” “ASGI” or any name or names derived from or similar to such names only for so long as this Agreement remains in effect. At such time as this Agreement shall no longer be in effect, the Fund will (to the extent it lawfully can) cease to use such a name or any other name indicating that the Fund is advised by or otherwise connected with the Adviser. The Fund acknowledges that it has adopted the name ASGI Aurora Opportunities Fund through permission of the Adviser, and agrees that the Adviser reserves to itself and any successor to its business the right to grant the non-exclusive right to use the name “Alternative Strategies Group” or any similar name or names to any other corporation or entity, including but not limited to any investment company of which the Advisor or any subsidiary or affiliate thereof shall be the investment adviser.

18.           LIMITATION OF LIABILITY UNDER THE LIMITED LIABILITY COMPANY AGREEMENT

The Limited Liability Company Agreement establishing the Fund, dated November 19, 2010, provides that no Board member, investor, officer, employee or agent of the Fund shall be subject to any personal liability in connection with Fund property or the affairs of the Fund and that all persons shall look solely to Fund property for satisfaction of claims of any nature arising in connection with the affairs of the Fund.

19.           LIABILITY OF THE ADVISER

In the absence of (a) willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties hereunder, (b) reckless disregard by the Adviser of its obligations and duties hereunder, or (c) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), the Adviser shall not be subject to any liability whatsoever to the Fund, or to any investor for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund.

20.           INDEMNIFICATION

a.
To the fullest extent permitted by applicable law, the Fund shall indemnify the Adviser, its affiliates and the officers, directors, employees and agents of the Adviser and its affiliates (each an “indemnitee”) against any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit relating to the Fund and not resulting from the willful misfeasance, bad faith, gross negligence, or reckless disregard of the indemnitee in the performance of the obligations and duties of the indemnitee’s office. The federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing in this Agreement will waive or limit any rights that the Fund may have under those laws. An indemnitee will not confess any claim or settle or make any compromise in any instance in which the Fund will be asked to provide indemnification, except with the Fund’s prior written consent.

b.
Any indemnification or advancement of expenses made in accordance with this section shall not prevent the recovery from any indemnitee of any amount if the indemnitee subsequently is determined in a final judicial decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to the indemnification to be liable to the Fund or its investors by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office.

c.
The rights of indemnification provided in this section shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this section shall affect the power of the Fund to purchase and maintain liability insurance on behalf of the Adviser or any indemnitee.

(THE REMAINDER OF THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

ASGI AURORA OPPORTUNITIES FUND

By:________________________________
Name:
Title:

ALTERNATIVE STRATEGIES GROUP, INC.

By:___________________________
Name:
Title:

APPENDIX A

FEES

The fees payable to the Adviser by the Fund shall be as follows:

A monthly fee equal to one-twelfth of ~~1.00~~1.25% of the aggregate net asset value of outstanding interests of the Fund determined as of the last calendar day of that month (before any repurchases of interests).

EXHIBIT C

ASGI AURORA OPPORTUNITIES FUND, LLC

AMENDMENT NO. 1 TO SUB-ADVISORY AGREEMENT

This amendment dated as of the [ ] day of [             ], 2012 (herein called “this Amendment”)  to the Sub-Advisory Agreement dated December 21, 2010 (the “Sub-Advisory Agreement”) between ASGI Aurora Opportunities Fund, LLC, a Delaware limited liability company (the “Fund”), Alternative Strategies Group, Inc., a North Carolina corporation (the “Adviser”), and Aurora Investment Management L.L.C., a Delaware limited liability company (the “Sub-adviser”), is hereby made and executed by the undersigned.  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Sub-Advisory Agreement.

WHEREAS, the parties have agreed to amend the Sub-Advisory Agreement as set forth herein.

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration (the receipt and sufficiency of which are hereby irrevocably acknowledged), the parties hereby agree as follows:

1.           Section 3 of the Sub-Advisory Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

3. Compensation of the Sub-adviser.

a.  In full consideration of the services rendered pursuant to this Agreement, the Adviser will pay the Sub-adviser, from the fees received by the Adviser from the Fund in respect of the period in question and attributable to assets of the Fund for which the Sub-adviser is providing services hereunder, a fee at the annual rate of 0.625% of the Fund’s net asset value, calculated on the same basis as the management fee received by the Adviser from the Fund.  Such fee shall be paid to the Sub-adviser within 30 days of receipt by the Adviser of its management fee from the Fund.  If the Sub-adviser shall serve for less than the whole of any calendar month, the foregoing compensation shall be prorated.

b.  To the extent the Adviser serves as the investment adviser to any other registered investment company  that employs a hedge fund of funds strategy (“Other Investment Company”): (1) the Adviser shall notify the Sub-adviser of the management fee that it will receive from such Other Investment Company; and (2) if the Other Investment Company (i)  is subject to a management fee structure that is identical to or higher than the fee structure applicable to the Fund, and (ii) with respect to which the Adviser (and/or its affiliates) receive  advisory fees that, after deducting any fees paid to a sub-adviser of such Other Investment Company, are lower than an annual rate of 0.625% of such Other Investment Company’s net asset value, the Adviser shall increase the Sub-adviser’s compensation pursuant to this Agreement by an amount equal to the difference between (a) the annual fee rate the Adviser (and/or its affiliates) receives from the Fund after deduction of the Sub-adviser’s fee and (b) the annual fee rate the Adviser (and/or its affiliates) receives from the Other Investment Company after deducting the applicable sub-adviser’s fee.   Notwithstanding the foregoing, in no event shall the Adviser pay to the Sub-adviser a management fee in excess of an annual rate of 0.75% of the Fund’s net asset value under this Section 3(b), calculated on the same basis as the management fee received by the Adviser from the Fund.  In no circumstances shall this provision serve to increase the management fee paid by the Fund to the Adviser.

2.           The effective date of this Amendment shall be the later of (i) January 1, 2013 or (ii) the date as of which the Fund elects to be treated as a corporation for federal income tax purposes.

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first written above.

ASGI AURORA OPPORTUNITIES FUND, LLC

By:
Name:
Title:

ALTERNATIVE STRATEGIES GROUP, INC.

By:
Name:
Title:

AURORA INVESTMENT MANAGEMENT L.L.C.

By:
Name:
Title:

EXHIBIT D

FORM OF REVISED SUB-ADVISORY AGREEMENT SHOWING EFFECTS OF AMENDMENT NO. 1 TO SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT (this “Agreement”) ~~made as of the 21st day of December, 2010~~effective as of the later of (i) January 1, 2013 or (ii) the date as of which ASGI Aurora Opportunities Fund, LLC, a Delaware limited liability company (the “Fund”), elects to be treated as a corporation for federal income tax purposes, by and among Alternative Strategies Group, Inc. (the “Adviser”), ~~ASGI Aurora Opportunities Fund, LLC (the “Fund”), a Delaware limited liability company~~the Fund, and Aurora Investment Management L.L.C. (the “Sub-adviser”).

WHEREAS, the Adviser serves as investment adviser to the Fund, which intends to register as a closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser desires to avail itself of the services, sources of information, advice and assistance of an investment sub-adviser to assist the Adviser in providing investment advisory services to the Fund; and

WHEREAS, the Sub-adviser is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), is engaged in the business of rendering investment advisory services to clients and desires to provide such services to the Adviser and the Fund;

NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

1. Employment of the Sub-adviser. The Adviser hereby employs the Sub-adviser to provide advice with respect to the investment and reinvestment of the Fund’s portfolio assets, subject to the control and direction of the Fund’s Board of Managers (the “Board”), for the period, as such period may be renewed, and on the terms hereinafter set forth. The Sub-adviser hereby accepts such employment and agrees during such period, subject to the oversight of the Board and the Adviser, to render the services and to assume the obligations herein set forth for the compensation herein provided.  In such respect, and only for this limited purpose, the Sub-adviser shall act as the Adviser’s and the Fund’s agent and attorney-in-fact. The Sub-adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority or obligation to act for or represent the Adviser or the Fund in any way.

2. Authority of, Obligations of and Services to be Provided by the Sub-adviser. The Sub-adviser is hereby granted the following authority and undertakes to provide the following services and to assume the following obligations:

a.  The Sub-adviser shall formulate and implement a continuous investment program for the portfolio assets of the Fund, including determining what portion of such assets will be invested or held uninvested in cash, subject to and in accordance with (i) the investment objective and policies of the Fund set forth in the Fund’s limited liability company agreement, as amended, By-Laws and registration statement (“Registration Statement”) as from time to time in effect and provided to the Sub-adviser in writing (collectively, the “Governing Documents”);  (ii) the requirements applicable to registered investment companies under applicable laws, including without limitation the 1940 Act and the rules and regulations thereunder, to the extent such applicable laws relate to the Sub-adviser’s services under this Agreement; and (iii) any written instructions which the Adviser, to the extent set forth in Section 2(c)(ii) hereof, or the Board may issue from time to time.  The Sub-adviser also agrees to conduct its activities hereunder in accordance with any applicable procedures or policies adopted by the Board as from time to time in effect and communicated to the Sub-adviser in writing (the “Procedures”).  The Adviser has provided to the Sub-adviser copies of all current Governing Documents and current Procedures and shall provide to the Sub-adviser any amendments or supplements thereto.  The Adviser will provide reasonable advance notice to the Sub-adviser of any changes to the Governing Documents or the Procedures and provide a reasonable time period for the Sub-adviser to comply with any such changes to the Governing Documents or Procedures.  The Adviser shall provide the Sub-adviser with a list of all broker-dealer affiliates of the Adviser, and shall promptly notify the Sub-adviser of any additions, deletions or modifications thereto.  The Adviser shall timely furnish the Sub-adviser with such additional information as may be reasonably necessary for or reasonably requested by the Sub-adviser to perform its responsibilities pursuant to this Agreement.

The Sub-adviser shall render such reports to the Board and the Adviser as they may reasonably request concerning the investment activities of the Fund, including, without limitation, reporting all information necessary for the Adviser and the Fund to comply with the Fund’s proxy voting disclosure regulatory requirements.   The Sub-adviser, and not the Adviser, shall vote proxies and make other voting and consent determinations with respect to the Fund’s investments in collective investment vehicles and other issuers.

b. The Sub-adviser shall take whatever steps necessary to implement the Sub-adviser’s investment program, including (i) researching, identifying, monitoring and evaluating potential collective investment vehicles and other investments and transactions (collectively, “Potential Investments”) to utilize in the management of the Fund’s assets; (ii) providing recommendations to the Fund regarding the fair value of the Fund’s collective investment vehicle investments to the extent requested by the Fund or Adviser or where the vehicle fails to produce to the Fund an official value (e.g., the underlying  vehicle suspends its net asset value determination or redemptions) or where the Sub-adviser determines, in its sole discretion, that there is reason to question the reliability of the valuation provided by the vehicle; (iii) monitoring, evaluating and meeting with investment managers that manage any of the collective investment vehicles or other investments in which the Fund is invested; (iv) assessing the performance of the Fund’s investments; (v) negotiating a line of credit on behalf of the Fund with such lenders and on such terms as may be agreed to by the Adviser; and (vi) to the extent feasible and appropriate, negotiating side letters and assisting in the evaluation and execution of subscription agreements, withdrawal requests and related documents with regard to Potential Investments and existing investments of the Fund, and causing funds to be invested and withdrawn, as applicable, in connection therewith.  For the avoidance of doubt, the Sub-adviser is not responsible for the calculation of the Fund’s net asset value or for the fair valuation of the Fund’s investments in accordance with U.S. Generally Accepted Accounting Principles.  In addition, to the extent the Fund receives an official value from the collective investment vehicle, it is anticipated that the Fund may rely on that valuation without further inquiry.

The Adviser and the Fund, as applicable, shall timely provide to the Sub-adviser all information and documentation that the parties mutually agree are necessary or appropriate for the Sub-adviser to fulfill its obligations under this Agreement.  The Sub-adviser shall timely provide to the Adviser and the Fund, as applicable, all information and documentation that the parties mutually agree are necessary or appropriate for the Adviser or the Fund, as applicable, to fulfill its obligations under this Agreement.  In addition, the Sub-adviser agrees to  provide to the Fund’s independent accountants the information and documentation that they may reasonably require to fulfill their obligations to the Fund.

c.            (i) The Sub-adviser shall be responsible for regular monitoring of the investment activities and portfolio holdings associated with the portfolio assets of the Fund to ensure compliance with the Governing Documents, Procedures and applicable law.  Notwithstanding the foregoing, the Adviser shall be responsible for certain compliance matters as agreed to by the parties hereto and set forth in Procedures. The Sub-adviser shall also cooperate with and provide sufficient information to the Adviser to assist the Adviser in its monitoring of the investment activities and portfolio holdings of the Fund.

(ii)  The Sub-adviser shall act on instructions of the Adviser with respect to the investment activities used to manage the portfolio assets of the Fund only (a) for the purpose of ensuring the Fund’s compliance with the Governing Documents, Procedures and applicable law, and (b) in the event the Adviser reasonably believes that a collective investment vehicle (or any investment adviser of such vehicle) that is either a Potential Investment or an existing investment of the Fund has engaged or is engaging in acts of bad faith, willful misfeasance or fraud or is the subject of a material governmental or regulatory investigation which in the Adviser’s reasonable judgment will adversely affect the reputation of the Adviser or the Fund. For the avoidance of doubt, the Adviser does not intend to utilize this Section 2(c)(ii) to manage the Fund’s assets or restrict the Sub-adviser’s role as a discretionary adviser hereunder, but only for the limited purposes described herein.

d. To the extent provided in the Fund’s Registration Statement, as such Registration Statement may be amended from time to time, and in accordance with the Procedures as may be adopted by the Board and provided to the Sub-adviser in writing, the Sub-adviser shall, in the name of the Fund, place orders for the execution of portfolio transactions when applicable with or through such brokers, dealers or other financial institutions as it may reasonably select, including affiliates of the Adviser and Sub-adviser.  The Adviser will reasonably cooperate with the Sub-adviser in the Sub-adviser’s establishment and maintenance of brokerage and other accounts for the Fund as the Sub-adviser deems advisable to allow for the purchase or sale of various forms of securities and other financial instruments pursuant to this Agreement.  The Sub-adviser shall use its best efforts to obtain the most favorable price and execution on all portfolio transactions executed on behalf of the Fund, provided that, so long as the Sub-adviser has complied with Section 28(e) of the Securities Exchange Act of 1934, the Procedures and such written instructions as the Adviser may from time to time provide to the Sub-adviser, the Sub-adviser may cause the Fund to pay a commission on a transaction in excess of the amount of commission another broker-dealer would have charged. On occasions when the Sub-adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-adviser, the Sub-adviser may aggregate the securities to be so purchased or sold with other orders for other clients of the Sub-adviser. In such event, allocation of the securities so purchased or sold, as well as of the fees and expenses incurred in the transaction, will be made by the Sub-adviser consistent with its allocation procedures as provided and approved by the Fund, and in the manner it, in its sole discretion, considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

e. The Sub-adviser (i) shall maintain such books and records with respect to the Sub-adviser’s services under this Agreement as are required by law, including without limitation the 1940 Act and the Advisers Act, and the rules and regulations thereunder; (ii) shall render to the  Board such periodic and special reports as the Board or the Adviser may reasonably request; and (iii) shall meet with any persons at the reasonable request of the Adviser or the Board for the purpose of reviewing the Sub-adviser’s performance under this Agreement at reasonable times and upon reasonable advance written notice.  The Sub-adviser will promptly provide to the Fund a copy of any such records upon the Adviser’s or the Fund’s reasonable request  and shall make all such books and records available for inspection and use by the Securities and Exchange Commission (“SEC”), the Fund or the Adviser at all reasonable times. Where applicable, such records shall be maintained by the Sub-adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.

On each business day, the Sub-adviser shall provide to the Fund’s custodian and the Fund’s administrator information relating to all transactions concerning the Fund’s assets, to the extent such information is not otherwise available to such persons, and shall provide the Adviser with such other information as the Adviser may reasonably request.

f. The Sub-adviser shall bear its expenses of providing services pursuant to this Agreement.

g. The Sub-adviser shall timely provide to the Adviser and the Fund all information and documentation they may reasonably request as necessary or appropriate in connection with the compliance by them or either of them with the requirements of any applicable law or their fiduciary obligations, including, without limitation: (i) materials collected or used by the Sub-adviser in the performance of its due diligence on Potential Investments or existing investments for the Fund; provided, however, that the Adviser, Fund and/or their agents will be provided with access to such materials only at the Sub-adviser’s offices or other location mutually agreeable to the parties hereto and after reasonable notice has been provided to the Sub-adviser; (ii) information and commentary for the Fund’s annual and semi-annual reports, in a format approved by the Adviser and the Sub-adviser, including a discussion of the factors that, in the view of the Sub-adviser, materially affected the performance of the Fund, including the relevant market conditions and the investment techniques and strategies used, together with certifications, in a form agreed upon between the Adviser and the Sub-adviser, related to the Sub-adviser’s management of the Fund in order to support (A) the Fund’s filings on Form N-CSR, Form N-Q and other applicable forms, and (B) the related certifications of the Fund’s Principal Executive Officer and Principal Financial Officer under Rule 30a-2 under the 1940 Act; (iii) a  sub-certification with respect to compliance matters related to the Sub-adviser, in a form agreed upon by the Adviser and the Sub-adviser; and (iv) an annual certification from the Sub-adviser’s Chief Compliance Officer, appointed under Rule 206(4)-7 under the Advisers Act, with respect to the design and operation of the Sub-adviser’s compliance program, in a form agreed upon by the Adviser and Sub-adviser.

h. The Sub-adviser will provide the Fund with reasonable evidence that, with respect to its activities on behalf of the Fund, the Sub-adviser maintains an appropriate Code of Ethics and related reporting procedures.

i. The Sub-adviser shall review and provide comments, if any, upon offering documents and ancillary sales and marketing materials prepared by the Adviser for the Fund, and participate, at the reasonable request of the Adviser and as mutually agreed to by the Sub-adviser, in educational meetings with placement agents and other intermediaries about portfolio management and investment-related matters of the Fund to the extent permitted under the Securities Act of 1933, as amended.  For the avoidance of doubt, the Adviser and not the Sub-adviser shall have the ultimate responsibility for the content of the offering documents and ancillary sales and marketing materials which are prepared by the Adviser or the Fund, except to the extent that any information set forth therein is provided by the Sub-adviser, in which case the Sub-adviser shall be responsible for any misstatements or omissions therein.

 j. For the avoidance of doubt, the Sub-adviser will not bear responsibility for the monitoring or supervision of any lender, custodian, administrator or other service provider selected by the Adviser for the Fund.

3. Compensation of the Sub-adviser.

a.  In full consideration of the services rendered pursuant to this Agreement, the Adviser will pay the Sub-adviser, from the fees received by the Adviser from the Fund in respect of the period in question and attributable to assets of the Fund for which the Sub-adviser is providing services hereunder, a fee at the annual rate of ~~0.375~~0.625% of the Fund’s net asset value, calculated on the same basis as the management fee received by the Adviser from the Fund.  Such fee shall be paid to the Sub-adviser within 30 days of receipt by the Adviser of its management fee from the Fund.  If the Sub-adviser shall serve for less than the whole of any calendar month, the foregoing compensation shall be prorated.

~~b.  In addition to the foregoing fee described in Section 3a. above, the Sub-adviser shall be entitled to receive from the Adviser, and the Adviser shall pay the Sub-adviser within a reasonable time after the end of each calendar year, an annual performance fee (the “Performance Fee”) equal to the amount of the Performance Allocation, as such term is defined and calculated in the Fund’s limited liability company agreement included as part of the Registration Statement, provided, however, that if such limited liability company agreement is amended to change the amount or material terms relating to the Performance Allocation, the Performance Fee will be adjusted upon 90 days' prior written notice to the Sub-adviser.  For the avoidance of doubt, the Performance Fee payable to the Sub-adviser is not dependent on whether the Adviser is permitted to withdraw the Performance Allocation from the Fund.  In addition, in the event of the termination of this Agreement, the Sub-adviser shall be entitled to receive from the Adviser the Performance Fee as of the date of termination, which Performance Fee generally will be paid within 45 days of the last calendar day of the month in which such termination occurred.  Such date of termination shall also be the date of termination of the final Incentive Period with respect to the Sub-adviser, as described in the limited liability company agreement.~~

~~Within 30 days of completion of the audit of the books of the Fund for the year in which a Performance Allocation is made, (1) the Adviser shall pay to the Sub-adviser any amount equal to the additional Performance Allocation, if any, that the Adviser has received from the Fund based on such audit; and (2) the Sub-adviser shall refund to the Adviser an amount equal to the amount of Performance Allocation previously made to the Adviser but determined based on such audit to be in excess of the amount that should have been allocated to the Adviser.~~

~~c~~b.  To the extent the Adviser serves as the investment adviser to any other registered investment company  that employs a hedge fund of funds strategy (“Other Investment Company”): (1) the Adviser shall notify the Sub-adviser of the management ~~and performance fees, if any,~~fee that it will receive from such Other Investment Company; and (2) if the Other Investment Company (i)  is subject to a management fee structure ~~(including management fees and any performance fees)~~ that is identical to or higher than the fee structure applicable to the Fund, and (ii) with respect to which the Adviser (and/or its affiliates) receive  advisory fees that, after deducting any fees paid to a sub-adviser of such Other Investment Company, are lower than an annual rate of 0.625% of such Other Investment Company’s net asset value, the Adviser shall increase the Sub-adviser’s compensation pursuant to this Agreement by an amount equal to the difference between (a) the annual fee rate the Adviser (and/or its affiliates) receives from the Fund after deduction of the Sub-adviser’s fee and (b) the annual fee rate the Adviser

(and/or its affiliates) receives from the Other Investment Company after deducting the applicable sub-adviser’s fee.   Notwithstanding the foregoing, in no event shall the Adviser pay to the Sub-adviser a management fee in excess of an annual rate of 0.75% of the Fund’s net asset value under this Section 3(~~c~~b), calculated on the same basis as the management fee received by the Adviser from the Fund.  In no circumstances shall this provision serve to increase the management fee paid by the Fund to the Adviser.

4. Other Activities of the Sub-adviser and the Adviser. During the term of this Agreement, neither the Sub-adviser nor the Adviser shall act as adviser or sub-adviser to any investment vehicle registered under the 1940 Act that pursues a global fund of funds investment strategy that is identical in all material respects to the investment strategy of the Fund (the “Strategy”); provided, however, that this limitation shall cease to apply if, 24 months after the date of effectiveness of this Agreement, the Sub-adviser is not managing at least $250 million of assets in the Fund.  Once the limitation ceases to apply, it cannot be reinstated.  For the avoidance of doubt, the parties are not limited by this Agreement from acting as an investment adviser to any investment products not registered under the 1940 Act; and the Adviser is not limited by this Agreement from acting as an investment adviser to the ASGI Agility Income Fund, ASGI Corbin Multi-Strategy Fund, LLC or any fund registered under the 1940 Act and subadvised by Blackstone Alternative Asset Management L.P. that is pursuing a strategy other than the Strategy.

5. Use of Names and Track Record.

a.  For so long as the Fund remains in existence, the Adviser and the Fund shall have a royalty-free license to use the names “Aurora”, “Aurora Investment Management” or any combination or derivation thereof.  The Sub-adviser acknowledges and agrees that the Adviser, the Fund and the Fund’s selling agents will use such names in marketing the Fund to current and prospective investors.  The Adviser and the Fund shall cease to use the name “Aurora Investment Management” in any newly printed materials promptly upon termination of this Agreement with respect to the Fund, and the Fund shall promptly amend, and, if necessary, file such amendment to, any applicable organizational document, changing its name so that the name “Aurora” is not included in the name of the Fund.  During the term of this Agreement, the Sub-adviser shall have the right to review all sales and other marketing materials for the Fund utilizing “Aurora”, “Aurora Investment Management” and any combination or derivation thereof, provided however that if the Sub-adviser fails to comment in writing (including via e-mail) by the end of the third business day after delivery of such materials that require Sub-adviser approval, the Sub-adviser will be deemed to have granted consent on the end of the third business day following delivery of such materials to the Sub-adviser for approval, provided further that repeated consent by the Sub-adviser shall not be required for repeated use of “Aurora”, “Aurora Investment Management” and any combination or derivation thereof  in substantially the same format and in substantially the same context as has previously been approved by the Sub-adviser.

b.           The Adviser, the Fund and their agents shall cease to use the name “Aurora” and any combination or derivations thereof if either the Adviser or the Fund have material regulatory or legal issues, which, in the reasonable opinion of the Sub-adviser adversely affect the reputation of the Sub-adviser, any of its affiliates, or any of the funds managed by the Sub-adviser, especially those under the Aurora brand. In such event, after discussions with the Adviser and/or the Board, as applicable, and if requested by the Sub-adviser, the Fund shall promptly amend, and if necessary, file such amendment to any applicable organizational document, changing its name so that the name “Aurora” or any combination or derivation thereof is not included in the name of the Fund.

c.           Notwithstanding Sections 5a. and 5b. above, the parties agree that in the event this Agreement is terminated and the Fund continues to operate, the Fund may continue to refer to “Aurora”, “Aurora Investment Management” or a combination or derivation thereof in the Private Placement Memorandum of the Fund, in Fund marketing materials and in investor communications to reflect the Sub-adviser’s past role as the Fund’s sub-adviser.

d.           During the term of this Agreement and after its termination, the Sub-adviser shall not use the name of the Fund, the Adviser or Wells Fargo & Company or any combination or derivation thereof in any material relating to the Sub-adviser in any manner not approved prior thereto in writing by the Adviser, provided, however, that with respect to the use of such names other than “Wells Fargo & Company” or any combination or derivation thereof, during the term of this Agreement, if the Adviser fails to comment in writing (including via e-mail) by the end of the third full business day after delivery of such materials or templates that require Adviser approval, the Adviser will be deemed to have granted consent on the third full business day following delivery of such materials to Adviser for approval.  For the avoidance of doubt, the Sub-adviser shall not be obligated to repeatedly seek consent from the Adviser in instances where prior consent for the use of substantially similar materials by the Sub-adviser has been previously provided by the Adviser.

6. Liability and Indemnification.

a.  The Sub-adviser shall only be liable for, and indemnify the Fund, the Adviser, and each of their respective affiliates, agents, control persons, directors, members of the Board, officers, employees and shareholders (the “Adviser Indemnified Parties”) against, and hold them harmless from, any costs, expense, claim, loss, liability, judgment, fine, settlement or damage (including reasonable legal and other expenses) (collectively, “Losses”) arising out of any claim, demands, actions, suits or proceedings (civil, criminal, administrative or investigative) asserted or threatened to be asserted by any third party (collectively, “Proceedings”) in so far as such Loss (or actions with respect thereto) (i) arises out of or is based upon or in connection with any material misstatement or omission of a material fact in information regarding the Sub-adviser furnished in writing to the Adviser by the Sub-

adviser; (ii) arises out of or is based upon any material breach of any of the representations, warranties, covenants or obligations of the Sub-adviser with respect to this Agreement; or (iii) arises out of or is based upon the willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties of the Sub-adviser in the performance of its duties under this Agreement (collectively, “Disabling Conduct”).

b.  Except for such Disabling Conduct, the Fund (to the extent permitted by applicable law) and the Adviser shall indemnify the Sub-adviser and the Sub-adviser’s officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Sub-adviser (collectively, the “Sub-adviser Indemnified Parties”) against, and hold such Sub-adviser Indemnified Parties harmless from, any and all Losses (or actions with respect thereto) from any Proceedings arising from the Sub-adviser’s providing services under this Agreement or the sale of securities of the Fund.

c.  The Sub-adviser acknowledges that it has received notice of and accepts the limitations upon the Fund’s liability set forth in its limited liability company agreement, as amended. The Sub-adviser agrees that any of the Fund’s obligations shall be limited to the assets of the Fund and that the Sub-adviser shall not seek satisfaction of any such obligation from the members of the Fund nor from any member of the Board or officer, employee or agent of the Fund.

d.  In the event that any party hereto is or becomes a party to any action or proceeding in respect of which it may be entitled to seek indemnification hereunder (“indemnitee”), the indemnitee shall promptly notify any other party from whom the indemnitee may seek indemnification hereunder (“indemnitor”).  The indemnitor shall be entitled to participate in any such suit or proceeding and, to the extent that it may wish, to assume the defense thereof with counsel reasonably satisfactory to the indemnitee.  Notwithstanding the preceding sentence, the indemnitee shall be entitled to employ counsel separate from the indemnitor’s counsel and from any other party in such action if the indemnitee determines in good faith that a conflict of interest exists which makes counsel chosen by the indemnitor not advisable or if the indemnitee reasonably determines that the indemnitor’s assumption of the defense does not adequately represent the indemnitee’s interest.  In such event the indemnitor will pay the fees and disbursements of such separate counsel, but in no event shall the indemnitor be liable for the fees and expenses of more than one counsel for the indemnitee in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

e.  The termination of a Proceeding by settlement or upon a plea of nolo contendere, or its equivalent, shall not, of itself, create a presumption that an indemnitee’s acts, omissions or alleged acts or omissions were primarily attributable to the bad faith, gross negligence or willful misconduct of such indemnitee.

f.  The indemnitor shall not be liable hereunder for any settlement of any action or claim effected without its written consent thereto.

7.   Representations of the Sub-adviser. The Sub-adviser represents, warrants and further covenants as follows:

a.           It is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization, and is qualified in each jurisdiction in which failure to be so qualified would reasonably be expected to have a material adverse effect upon it.

b.           It has full power and authority to enter into this Agreement and to perform its obligations under this Agreement.

c.           This Agreement has been duly and validly authorized, executed, and delivered by it and is enforceable against it in accordance with its terms.

d.           The Sub-adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act; (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring, detect violations that have occurred, and correct promptly any violations that have occurred, and will provide notice promptly to the Adviser of any material violations relating to the Fund; (v) has materially met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency; and (vi) will promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-adviser from serving as an investment adviser of a registered investment company pursuant to Section 9(a) of the 1940 Act.

e.           The Sub-adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser with a copy of the code of ethics. Within 70 days of the end of each calendar quarter that this Agreement is in effect, a duly authorized officer of the Sub-adviser shall certify to the Adviser that there has been no material violation of the Sub-adviser’s code of ethics. The Sub-adviser will report quarterly, in reasonable detail, any material violations of law or the Sub-adviser’s code of ethics related to the Fund and the action taken in response to such violations.

f.           To the best of its knowledge, there are no material pending or threatened in writing actions, suits, proceedings, or investigations before or by any court, governmental, administrative or self-regulatory body, board of trade, exchange, or arbitration panel to which it or any of its directors, officers, employees, partners, shareholders, members or principals, or any of its affiliates is a party or to which its or its affiliates assets are subject, nor has it or its affiliates received any notice of an investigation, inquiry, or dispute by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel regarding any of its or their activities which might reasonably be expected to result in a material adverse effect on the Fund, a material adverse change in the Sub-adviser’s financial or business prospects, or which might reasonably be expected to materially impair the Sub-adviser's ability to discharge its obligations under this Agreement.

g.           It has all governmental, regulatory, self-regulatory, and exchange licenses, registrations, memberships, and approvals required to act as investment adviser to the Fund and it will obtain and maintain any such required licenses, registrations, memberships and approvals.

h.           The Sub-adviser shall provide the Adviser and the Fund with a copy of its Form ADV Part II and promptly furnish a copy of all amendments thereto to the Adviser and the Fund.

i.           The Sub-adviser shall promptly notify the Adviser of any changes in its managing members, partners or in the key personnel who are either the portfolio manager(s) responsible for the Fund or the principal executive officers of the Sub-adviser, or if there is otherwise an actual or expected change in control or management of the Sub-adviser.

j.           The information provided by the Sub-adviser to the Adviser in writing which relates to the services provided under this Agreement shall not, to the knowledge of the Sub-adviser, contain an untrue statement of a material fact or omit to state a material fact necessary to make the information not misleading.

k.           If, at any time during the term of this Agreement, it discovers any fact or omission, or any event or change of circumstances has occurred, which would make any of its representations and warranties in this Agreement inaccurate or incomplete in any material respect, it will provide prompt written notification to the Adviser of such fact, omission, event, or change of circumstance, and the facts related thereto, and it is agreed that the failure to provide such notification of the failure to continue to be in compliance with the foregoing representations and warranties shall be deemed a material breach of this Agreement.

l.           The Sub-adviser will not receive any compensation from any investment manager that manages an investment vehicle that it recommends to the Fund as a result of or in connection with such recommendation without first notifying the Adviser of such compensation arrangement.

m.           The Sub-adviser maintains at its own expense an Errors and Omissions insurance policy with respect to the Sub-Adviser in an amount deemed appropriate for the Sub-adviser’s operations.

8. Representations of the Adviser. The Adviser represents, warrants and further covenants as follows:

a.           It is duly organized, validly existing, and in good standing as a corporation under the laws of the State of North Carolina, and is qualified in each jurisdiction in which failure to be so qualified would reasonably be expected to have a material adverse effect upon it.

b.           It has full power and authority to enter into this Agreement and to perform its obligations under this Agreement.

c.           This Agreement has been duly and validly authorized, executed, and delivered by the Adviser and is enforceable against the Adviser in accordance with its terms.

d.           The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement and the Adviser’s investment advisory agreement with the Fund remain in effect, (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by the Adviser’s investment advisory agreement with the Fund, (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act, (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring, detect violations that have occurred, and correct promptly any violations that have occurred, (v) has materially met and will seek to continue to materially meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, and (vi) will promptly notify the Sub-adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of a registered investment company pursuant to Section 9(a) of the 1940 Act.  The Adviser will report quarterly to the Sub-Adviser, in reasonable detail, any material violations of law related to the Fund and the action taken in response to such violations.

e.           To the best of its knowledge, there are no material pending or threatened in writing actions, suits, proceedings, or investigations before or by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel to which it or any of its affiliates, is a party or to which it or any of its affiliates or assets are subject, nor has it or any of its affiliates received any notice of an investigation, inquiry, or dispute by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel regarding any of their respective activities which might reasonably be expected to result in a material adverse change in the Adviser’s condition (financial or otherwise), business, or prospects or which might reasonably be expected to impair the Adviser’s ability to discharge its obligations under this Agreement or the Adviser’s investment management agreement with the Fund.

f.           It has all governmental, regulatory, self-regulatory, and exchange licenses, registrations, memberships, and approvals required to act as investment adviser to the Fund and it will obtain and maintain any such required licenses, registrations, memberships, and approvals.

g.           The information provided by the Adviser to the Sub-adviser in writing relating to services its provides to the Fund shall not, to the knowledge of the Adviser, contain an untrue statement of a material fact or omit to state a material fact necessary to make the information not misleading.

h.           If, at any time during the term of this Agreement, it discovers any fact or omission, or any event or change of circumstances has occurred, which would make any of its representations and warranties herein inaccurate or incomplete in any material respect, it will provide prompt written notification to the Sub-adviser of such fact, omission, event, or change of circumstance, and the facts related thereto, and it is agreed that the failure to provide such notification of the failure to continue to be in compliance with the foregoing representations and warranties shall be deemed a material breach of this Agreement.

i.           The Adviser understands that the investments recommended by the Sub-Adviser for the Fund may not be profitable and it is possible that losses incurred with respect to such investments, individually or collectively, may be significant or complete.

9. Representations of the Fund.  The Fund represents, warrants and further covenants as follows:

a.           It is duly organized, validly existing, and in good standing as a limited liability company under the laws of the State of Delaware, and is qualified in each jurisdiction in which failure to be so qualified would reasonably be expected to have a material adverse effect upon it.

b.           It has full power and authority to enter into this Agreement and to perform its obligations under this Agreement.

c.           This Agreement has been duly and validly authorized, executed, and delivered by the Fund and is enforceable against the Fund in accordance with its terms.

d.           The information provided by the Fund to the Sub-adviser in writing shall not, to the knowledge of the Adviser, contain any untrue statement of material fact or omit to state a material fact necessary to make the information not misleading.

e.           The Fund (i) has appointed a Chief Compliance Officer under Rule 38a-1 under the 1940 Act, (ii) has adopted written policies and procedures that are reasonably designed to prevent violations of the 1940 Act from occurring, detect violations that have occurred, and correct promptly any violations that have occurred, and (iii) has materially met and will seek to continue to materially meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency.

f.           The Fund’s assets shall be maintained in the custody of its custodian.  Any assets added to the Fund shall be delivered directly to the Fund’s custodian, and the Sub-adviser shall have no liability for the acts or omissions of any such custodian.

g.           The Fund understands that the investments recommended by the Sub-adviser for the Fund may not be profitable and it is possible that losses incurred with respect to such investments, individually or collectively, may be significant or complete.

10. Renewal, Termination and Amendment. This Agreement shall continue in effect for a period of longer than two years from the date of its execution only so long as such continuance is specifically approved annually either by the Board or by vote of a majority of outstanding voting securities of the Fund; provided that in either event such continuance shall also be approved by vote of the members of the Board who are not interested persons of the Fund (as defined in the 1940 Act) or of any person party to this Agreement, cast in person at a meeting called for the purpose of such approval.  This Agreement may be terminated at any time without payment of any penalty, by the Board, or by a vote of a majority of the outstanding voting securities of the Fund upon 60 days prior written notice to the Sub-adviser, or upon such shorter notice as may be mutually agreed upon in writing by the parties hereto.  This Agreement may also be terminated, without the payment of any penalty, by either the Adviser or the Sub-adviser (i) upon 90 days prior written notice to the other party and the Fund; (ii) upon material breach by any party of any representations or warranties set forth in this Agreement, if such breach has not been cured within seven days after written notice of such breach; or (iii) immediately if, in the reasonable judgment of the terminating party, a party has become unable to discharge its duties and obligations under this Agreement, including in the case of the insolvency of such party.   This Agreement shall terminate automatically and immediately upon termination of the investment advisory agreement between the Adviser and the Fund. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meaning set forth for such terms in the 1940 Act. This Agreement may be amended at any time in writing by the Fund, Sub-adviser and the Adviser, subject to approval by the Board and, if required by applicable Securities and Exchange Commission rules and regulations, a vote of a majority of the Fund’s outstanding voting securities.

If the members of the Fund fail to approve this Agreement or any continuance of the Agreement where such approval is required by applicable law, the Sub-adviser will continue to act, for the compensation described herein, as investment sub-adviser with respect to the Fund pending the required approval of the Agreement or its continuance or of any contract with the Sub-adviser or a different adviser or sub-adviser or other definitive action; provided, that the compensation received by the Sub-adviser in respect of the Fund during such period is in compliance with Rule 15a-4 under the 1940 Act.

In the event of termination of this Agreement, Sections 5, 6, 11, 13 and 15 shall survive such termination of this Agreement.

11. Confidential Relationship. Each of the Adviser and the Sub-adviser agrees that it shall exercise the same standard of care that it uses to protect its own confidential and proprietary information, but no less than reasonable care, to protect the confidentiality of the Portfolio Information. As used herein “Portfolio Information” means confidential and proprietary information of the Fund, the Adviser or the Sub-adviser that is received by a party hereto in connection with this Agreement, and information with regard to the portfolio holdings, investment activity and characteristics of the Fund. The Adviser and the Sub-adviser will restrict access to the Portfolio Information to those employees of the Adviser and the Sub-adviser or their affiliates or agents who will use it only for purposes reasonably related to the provision of services to the Fund and the Adviser and Sub-adviser will be obligated to ensure that it is used only for such purposes. The foregoing shall not prevent the Adviser or the Sub-adviser from disclosing Portfolio Information that is (1) publicly known or becomes publicly known through no unauthorized act of such party, (2) rightfully received from a third party without obligation of confidentiality, (3) approved in writing by the other party for disclosure, (4) required to be disclosed pursuant to a requirement of a court, governmental or other agency or law so long as the party making such disclosure provides the other party with prompt written notice of such requirement as soon as practicable if permissible, or (5) disclosed in accordance with the Fund’s policy for disseminating portfolio holdings as disclosed in the Fund’s then current Registration Statement.

12. Notices. Any notice under this Agreement must be given in writing as provided below or to another address as either party may designate in writing to the other.

Sub-adviser:

General Counsel
Aurora Investment Management L.L.C.
300 North LaSalle Street
52nd Floor
Chicago, IL 60654
Fax:  (866) 605-2191

Fund:

ASGI Aurora Opportunities Fund, LLC

c/o Alternative Strategies Group, Inc.
401 S. Tryon Street
Charlotte, North Carolina 28288
Fax: (704) 383-6020
attn: Sheelpa Patel, Chief Compliance Officer
Adam Taback, President

with a copy to:

Lloyd Lipsett
Wells Fargo
200 Berkeley Street
Boston, MA 02116
Fax: (617) 210-2626

Adviser:

Adam Taback
Alternative Strategies Group, Inc.
401 S. Tryon Street
Charlotte, North Carolina 28288
Fax: (704) 383-6020

with a copy to:

Lloyd Lipsett
Wells Fargo
200 Berkeley Street
Boston, MA 02116
Fax: (617) 210-2626

13. Severability. If any provision of this Agreement is held by any court to be invalid, void or unenforceable, in whole or in part, the other provisions shall remain unaffected and shall continue in full force and effect, provided that the Agreement, as so modified, continues to express, without material change, the original intent of the parties and deletion of such provision will not substantially impair the respective rights and obligations of the parties, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

14.  Business Continuity.  The Sub-adviser shall maintain a business continuity plan reasonably designed to minimize business disruptions or delays.  The Sub-adviser shall provide a descriptive summary of its plan to the Fund.

15. Miscellaneous. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof.  To the extent that state law is not preempted by the provisions of any law of the United States of America, all matters arising under or related to this Agreement shall be governed by, construed, interpreted and enforced in accordance with the internal laws of the State of New York.  The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one agreement, binding on the parties.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

ASGI AURORA OPPORTUNITIES FUND, LLC

By:
Name:	Michael Roman
Title:	Treasurer

ALTERNATIVE STRATEGIES GROUP, INC.

By:
Name:	Lloyd Lipsett
Title:	Senior Vice President

AURORA INVESTMENT MANAGMENT L.L.C.

By:
Name:	Michael Roman
Title:	Chief Operating Officer and
Chief Financial Officer

EXHIBIT E

ASGI AURORA OPPORTUNITIES FUND, LLC

(A Delaware Limited Liability Company)

AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

~~Dated as of November 19, 2010, as amended in 2011~~Dated as of January 1, 2013

TABLE OF CONTENTS

ARTICLE I: DEFINITIONS		~~1~~4
ARTICLE II: ORGANIZATION; ADMISSION OF MEMBERS		~~4~~7
2.1	FORMATION OF LIMITED LIABILITY COMPANY	~~4~~7
2.2	NAME	~~5~~7
2.3	PRINCIPAL AND REGISTERED OFFICE	~~5~~7
2.4	DURATION	~~5~~8
2.5	BUSINESS OF THE FUND	~~5~~8
2.6	BOARD OF MANAGERS	~~7~~10
2.7	MEMBERS	~~8~~10
~~2.8~~	~~INITIAL CONTRIBUTION~~	~~8~~
~~2.9~~2.8	BOTH MANAGERS AND MEMBERS	~~8~~11
~~2.10~~2.9	LIMITED LIABILITY	~~9~~11
ARTICLE III: MANAGEMENT		~~9~~12
3.1	MANAGEMENT AND CONTROL	~~9~~12
3.2	ACTIONS BY THE BOARD OF MANAGERS	~~10~~13
3.3	OFFICERS	13
~~3.3~~3.4	MEETINGS OF MEMBERS	~~10~~14
~~3.4~~3.5	CUSTODY OF THE FUND’S ASSETS	~~11~~15
~~3.5~~3.6	OTHER ACTIVITIES OF MEMBERS AND MANAGERS	~~12~~15
~~3.6~~3.7	DUTY OF CARE	~~12~~16
~~3.7~~3.8	INDEMNIFICATION	~~12~~16
~~3.8~~3.9	FEES, EXPENSES AND REIMBURSEMENT	~~14~~18
ARTICLE IV: TERMINATION OF STATUS OF ~~ADVISER AND~~MANAGERS, TRANSFERS AND REPURCHASES		~~16~~19

i

4.1	TERMINATION OF STATUS OF A MANAGER	~~16~~19
4.2	REMOVAL OF THE MANAGERS	~~16~~19
4.3	TRANSFER OF ~~INTERESTS~~SHARES OF MEMBERS	~~16~~20
4.4	REPURCHASE OF ~~INTERESTS~~SHARES	~~17~~21
ARTICLE V: ~~CAPITAL~~SHARES		~~19~~23
5.1	~~CAPITAL CONTRIBUTIONS~~SHARES	~~19~~23
5.2	RIGHTS OF MEMBERS ~~TO CAPITAL~~	~~20~~24
5.3	~~CAPITAL ACCOUNTS~~ISSUANCE OF SHARES	~~20~~25
5.4	~~ALLOCATION~~REGISTER OF ~~NET PROFIT AND NET LOSS; ALLOCATION OF OFFERING COSTS~~SHARES	~~20~~25
5.5	~~RESERVES~~WITHHOLDING	~~22~~25
5.6	~~TAX ALLOCATIONS~~RESERVES	~~22~~26
~~5.7~~	~~DISTRIBUTIONS~~	~~22~~
~~5.8~~	~~WITHHOLDING~~	~~23~~
ARTICLE VI: DISSOLUTION AND LIQUIDATION		~~23~~26
6.1	DISSOLUTION	~~23~~26
6.2	LIQUIDATION OF ASSETS	~~24~~26
ARTICLE VII: ACCOUNTING, VALUATIONS, AND BOOKS AND RECORDS		~~25~~27
7.1	ACCOUNTING AND REPORTS	~~25~~27
7.2	DETERMINATIONS BY THE BOARD OF MANAGERS	~~25~~28
7.3	VALUATION OF ASSETS	~~25~~28
7.4	DISTRIBUTIONS TO MEMBERS.	28
7.5	POWER TO MODIFY FOREGOING PROCEDURES	29
7.6	DIVIDEND REINVESTMENT PLAN	29
ARTICLE VIII: MISCELLANEOUS PROVISIONS		~~26~~30

ii

8.1	AMENDMENT OF LIMITED LIABILITY COMPANY AGREEMENT	~~26~~30
8.2	SPECIAL POWER OF ATTORNEY	~~27~~31
8.3	NOTICES	~~28~~32
8.4	AGREEMENT BINDING UPON SUCCESSORS AND ASSIGNS	~~28~~32
8.5	APPLICABILITY OF 1940 ACT AND FORM N-2	~~28~~32
8.6	CHOICE OF LAW	~~28~~32
8.7	NOT FOR BENEFIT OF CREDITORS	~~29~~33
8.8	THIRD-PARTY BENEFICIARIES	~~29~~33
8.9	MERGER AND CONSOLIDATION	~~29~~33
8.10	PRONOUNS	~~29~~33
8.11	CONFIDENTIALITY	~~29~~33
8.12	SEVERABILITY	~~30~~34
8.13	FILING OF RETURNS	~~31~~35
~~8.14~~	~~TAX MATTERS PARTNER~~	~~31~~
~~8.15~~	~~SECTION 754 ELECTION~~	~~31~~
~~8.16~~8.14	USE OF NAMES “ALTERNATIVE STRATEGIES GROUP, INC.,” “ASGI” AND “ASGI ~~AURORA OPPORTUNITIES FUND~~AURORA OPPORTUNITIES FUND, LLC”	~~32~~35
~~8.17~~8.15	ACKNOWLEDGMENT BY THE PARTIES	~~32~~35

iii

ASGI AURORA OPPORTUNITIES FUND, LLC

AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

THIS AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT of ASGI Aurora Opportunities Fund, LLC (the “Fund”) is dated as of ~~November 19, 2010~~January 1, 2013 by and among ~~Alternative Strategies Group, Inc., as the Initial Managing Member~~the Board of Managers and the Members, and those Persons hereinafter admitted as Members.

WHEREAS, the Fund has heretofore been formed as a limited liability company under the Delaware Limited Liability Company Act pursuant to an initial Certificate of Formation (the “Certificate”) dated and filed with the Secretary of State of Delaware on November 19, 2010~~.~~;

WHEREAS, the Board of Managers has approved this amendment and restatement of the Limited Liability Company Agreement by resolutions duly adopted at a meeting of the Managers on [                      ], 2012;

NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:

ARTICLE I: DEFINITIONS

For purposes of this Agreement:

“1940 ACT” - The Investment Company Act of 1940, as amended, and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

“ADVISERS ACT” - The Investment Advisers Act of 1940, as amended, and the rules, regulations, and orders thereunder, as amended from time to time, or any successor law.

“AFFILIATE” -  An affiliated person of a person as such term is defined in the 1940 Act.

“AGREEMENT” - This Amended and Restated Limited Liability Company Agreement, as further amended from time to time.

“ASGI” - Alternative Strategies Group, Inc., a North Carolina corporation, or any successor thereof.

“BOARD” - The Board of Managers established pursuant to Section 2.6.

“BUSINESS DAY” - A day on which banks are ordinarily open for normal banking business in New York or such other day or days as the Board may determine in its sole and absolute discretion.

~~“CAPITAL ACCOUNT” - With respect to each Member, the capital account established and maintained on behalf of such Member pursuant to Section 5.3.~~

~~“CAPITAL CONTRIBUTION” - With respect to each Member, the amount of capital contributed to the Fund pursuant to Section 5.1.~~

“CERTIFICATE” - The Certificate of Formation of the Fund and any amendments thereto as filed with the office of the Secretary of State of the State of Delaware.

“CLASS” ~~-~~- A class (within the meaning of Section 18-302 of the Delaware Act) of ~~Interests~~Shares created pursuant to Section 3.1(e).

~~“CLASS A Interest” -- A Class of Interests issued by the Fund, which Class shall be subject to the Investor Distribution and Servicing Fee described in Section 3.8(d) and a Placement Fee described in Section 3.8(e).~~

~~“CLASS I Interest” – A Class of Interests issued by the Fund, which Class shall not be subject to the Investor Distribution and Servicing Fee described in Section 3.8(d) or a Placement Fee described in Section 3.8(e), but shall otherwise be subject to the same provisions as are applicable hereunder to the Class A Interests.~~

~~“CLOSING DATE” - The first date on or as of which a Person other than ASGI is admitted to the Fund as a Member.~~

“CODE” - The United States Internal Revenue Code of 1986, as amended from time to time, or any successor law.

“CONVERSION” - The conversion of the Fund from classification as a partnership to classification as a corporation for U.S. federal income tax purposes, electing to be treated as a regulated investment company under Subchapter M of the Code.

“CONVERSION DATE” - The effective date of the Fund’s election to be classified as a corporation for federal income tax purposes.

“DELAWARE ACT” - The Delaware Limited Liability Company Act, as amended from time to time, or any successor law.

“FISCAL PERIOD” - The period commencing on the ~~Closing Date~~Conversion date, and thereafter each period commencing on the day immediately following the last calendar day of the preceding Fiscal Period, and ending at the close of business on the first to occur of the following dates:

1)	the last day of each Fiscal Year;
2)	the last day of each Taxable Year; or
~~3)~~	~~the day preceding any day as of which a contribution to the capital of the Fund is made pursuant to Section 5.1;~~
~~4~~3)	any day on which the Fund values any ~~Interest~~Shares of any Member in connection with the issuance or repurchase of such ~~Interests;~~Shares.

~~5)~~	~~the day upon which any subadvisory agreement is terminated; or~~
~~6)~~
~~any day (other than one specified in clause (2) above) as of which this Agreement provides for any amount to be credited to or debited against the Capital Account of any Member, other than an amount to be credited to or debited from the Capital Accounts of all Members in accordance with their respective ownership of Interests.~~

“FISCAL YEAR” - The period commencing on the ~~Closing Date~~Conversion date and ending on the next succeeding March 31, and thereafter each period commencing on April 1 of each year and ending on the immediately following March 31 (or on the date of the final distribution pursuant to Section 6.2 hereof), unless and until the Board shall elect another fiscal year for the Fund.

“FORM N-2” - The Fund’s Registration Statement on Form N-2 filed with the Securities and Exchange Commission, as amended from time to time.

“FUND” - The limited liability company governed hereby.

~~“INCENTIVE PERIOD” – With respect to any Member, the period commencing on the day such Member makes a Capital Contribution or the day immediately following the last day of the preceding Incentive Period, and ending at the close of business on the first to occur of the following dates:~~

~~1) the last day of each taxable year;~~
~~2) the date of a repurchase of all or a portion of such Member’s Interest; or~~
~~3) the date of the termination of any subadviser.~~

“INDEMNITEES” - Each Manager of the Fund and the directors, officers and employees of the Fund (including his or her respective executors, heirs, assigns, successors, or other legal representatives).

“INDEPENDENT MANAGERS” - Those Managers who are not “interested persons” of the Fund as such term is defined by the 1940 Act.

~~“INITIAL MANAGING MEMEBER” - ASGI.~~

~~“INTERESTS” - The limited liability company interests, each representing an ownership interest in the Fund, including the rights and obligations of a Member under this Agreement and the Delaware Act.~~

“INVESTMENT FUNDS” - Investment funds in which the Fund’s assets are invested.

“INVESTMENT MANAGERS” - The organizations that manage and direct the investment activities of Investment Funds or are retained to manage and invest designated portions of the Fund’s assets.

“MANAGER” - An individual designated as a Manager of the Fund pursuant to the provisions of Section 2.6 of the Agreement and who serves on the Board of the Fund~~; the term Manager shall include the Initial Managing Member~~.

“MEMBER” - Any Person who shall have been admitted to the Fund as a member (including any Manager in such Person’s capacity as a member of the Fund but excluding any Manager in such Person’s capacity as a Manager of the Fund) until such Person ceases to be a Member in accordance with the terms hereof and the Delaware Act; such term includes ASGI (and any Affiliate of ASGI to the extent such Affiliate makes ~~a capital contribution to~~an investment in the Fund and shall have been admitted to the Fund as a ~~member)~~Member.

“NET ASSETS” - The total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, calculated before giving effect to any repurchases of ~~Interests~~Shares. With respect to any Class of Shares, the total value of the portion of all assets of the Fund attributable to such Class, less an amount equal to the portion of all accrued debts, liabilities and obligations of the Fund attributable to such Class, calculated before giving effect to any repurchases of Shares of such Class, in accordance with the Fund’s multi-class share plan adopted pursuant to Rule 18f-3 under the 1940 Act as in effect from time to time. The Net Assets of the Fund will be computed as of the close of business on the last calendar day of each Fiscal Period. ~~Securities and assets of~~In computing Net Assets, the Fund will ~~be valued at market value, if market quotations are readily available, or will be valued based upon estimates made in good faith by the Board~~value its assets in accordance with ~~procedures adopted by the Board~~Section 7.3. Expenses of the Fund and its liabilities (including the amount of any borrowings) are taken into account for purposes of computing Net Assets.

“NET ASSET VALUE” - With respect to any ~~Interest, the portion of the Fund’s~~Share, Net Assets ~~attributable to the Capital Account for such Interest~~of the applicable Class of Shares divided by the number of Shares of such Class outstanding at the applicable date.

~~“NET PROFIT OR NET LOSS” - The amount by which the Net Assets as of the close of business on the last calendar day of a Fiscal Period exceed (in the case of Net Profit) or are less than (in the case of Net Loss) the Net Assets as of the commencement of the same Fiscal Period (or, with respect to the initial Fiscal Period of the Fund, as of the close of business on the Closing Date).~~

~~“1940 ACT” - The Investment Company Act of 1940, as amended, and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.~~

“PERSON” - Any individual, limited partnership, corporation, association, limited liability company or partnership, estate, trust, governmental authority or other legal entity and his, her or its heirs, executors, administrators, legal representatives, successors and assigns where the context requires.

~~“PLACEMENT AGENT” – Alternative Strategies Brokerage Services, Inc. or such additional or successor Placement Agent as shall be designated from time to time.~~

“PRIOR LIMITED LIABILITY COMPANY AGREEMENT” - The Fund’s Limited Liability Company Agreement dated as of November 9, 2010, as amended in 2011.

“REGULATIONS” - Treasury Regulations promulgated under the Code.

“SECURITIES” - Securities (including, without limitation, equities, debt obligations, options, and other “securities” as that term is defined in Section 2(a)(36) of the 1940 Act) and any contracts for forward or future delivery of any security, debt obligation, currency, commodity, any type of derivative instrument and financial instrument and any contract based on any index or group of securities, debt obligations, currencies, commodities, any options thereon and any interests, units or shares issued by an Investment Fund.

“SHARES” - The Shares of undivided limited liability company interest, each representing an ownership interest in the Fund, including the rights and obligations of a Member under this Agreement and the Delaware Act and further including fractions of Shares.  Shares include those Shares issued as a result of the redenomination of the “Interests” previously issued by the Company under the Prior Limited Liability Company Agreement, such redenomination having been effected in connection with the Conversion.  Shares of any Class shall be issued at the Net Asset Value for such Class as of the date of issuance.

~~“SPECIAL MEMBER” – ASGI.~~

~~“SPECIAL MEMBER ACCOUNT” – A Capital Account established and maintained on behalf of the Special Member pursuant to Section 5.3 hereof for purposes of receiving the Performance Allocation pursuant to Section 5.4 hereof.~~

“TAXABLE YEAR” - The period commencing on the ~~Closing Date~~Conversion date and ending on the next succeeding ~~December~~October 31, and thereafter each period commencing on ~~January~~November 1 of each year and ending on the immediately following ~~December~~October 31 (or on the date of the final distribution pursuant to Section 6.2 hereof), unless and until the Board shall elect another taxable year for the Fund.

“TRANSFER” - The assignment, transfer, sale, encumbrance, pledge, or other disposition of ~~an Interest, or portion thereof~~a Share, including any right to receive any ~~allocations and~~ distributions attributable to such ~~Interest~~Share, and “TRANSFEROR” and “TRANSFEREE” mean the respective parties to a Transfer.

“VALUATION DATE” - The date as of which the Fund values ~~Interests~~Shares for purposes of determining the price at which ~~Interests~~Shares are to be repurchased by the Fund pursuant to an offer made by the Fund pursuant to Section 4.4 hereof.

ARTICLE II: ORGANIZATION; ADMISSION OF MEMBERS

2.1           FORMATION OF LIMITED LIABILITY COMPANY

The Fund has been formed as a limited liability company ~~at the direction of ASGI as the Initial Managing Member, who authorized~~by the filing of the Certificate~~.  Such formation and filing are hereby ratified by the execution of this Agreement~~.  The Board shall cause the execution and filing in accordance with the Delaware Act of any amendment to the Certificate and shall cause the execution and filing with applicable governmental authorities of any other instruments, documents, and certificates that, in the opinion of the Fund’s legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware, or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or as such legal counsel may deem necessary or appropriate to effectuate, implement, and continue the valid existence and business of the Fund.

2.2           NAME

The Fund’s name shall be “ASGI Aurora Opportunities Fund, LLC” or such other name as the Board may hereafter adopt upon (i) causing an appropriate amendment to the Certificate to be filed in accordance with the Delaware Act and (ii) taking such other actions as may be required by law.

2.3           PRINCIPAL AND REGISTERED OFFICE

The Fund shall have its principal office c/o ASGI, 401 South Tryon Street, Charlotte, North Carolina  28202, or at such other place as may be designated from time to time by the Board.

The Fund shall have its registered office in Delaware at Corporation Service Company and shall have Corporation Service Company as its registered agent for service of process in Delaware, unless a different registered office or agent is designated from time to time by the Board.

2.4           DURATION

The term of the Fund commenced on the filing of the Certificate with the Secretary of State of Delaware and shall continue until the Fund is dissolved pursuant to Section 6.1 hereof.

2.5           BUSINESS OF THE FUND

(a)           The business of the Fund is, either directly or indirectly, through one or more other pooled investment vehicles, to purchase, sell (including short sales), invest, and trade in Securities, on margin or otherwise, to engage in any financial or derivative transactions relating thereto or otherwise, and to invest in one or more other ~~funds~~Investment Funds as a fund of funds. The Fund may execute, deliver, and perform all contracts, agreements, subscription documents, and other undertakings and engage in all activities and transactions as may in the opinion of the Board be necessary or advisable to carry out its objective or business.

(b)           The Fund shall operate as a closed-end, non-diversified, management investment company in accordance with the 1940 Act and subject to any fundamental policies and investment restrictions as may be adopted by the Board and the Members, to the extent required by the 1940 Act. The Fund may register its ~~Interests~~Shares under the Securities Act of 1933, as amended, but need not so register ~~Interests~~Shares.

(c)           In furtherance of the Fund’s business, the Board shall have the authority to take the following actions, and to delegate such portion or all of such authority to such officers of the Fund as the Board may elect:

(1)           To engage in the Conversion.

(~~1~~2)           To acquire or buy, and invest the Fund’s property in, own, hold for investment or otherwise, and to sell or otherwise dispose of, all types and kinds of ~~Securities~~securities and investments of any kind including, but not limited to, interests, shares or units of Investment Funds, stocks, profit-sharing interests or participations and all other contracts for or evidences of equity interests, bonds, debentures, warrants and rights to purchase securities, and interests in loans, certificates of beneficial interest, bills, notes and all other contracts for or evidences of indebtedness, money market instruments including bank certificates of deposit, finance paper, commercial paper, bankers’ acceptances and other obligations, and all other negotiable and non-negotiable securities and instruments, however named or described, issued by corporations, trusts, associations or any other Persons, domestic or foreign, or issued or guaranteed by the United States of America or any agency or instrumentality thereof, by the government of any foreign country, by any ~~state~~State, territory or possession of the United States, by any political subdivision or agency or instrumentality of any state or foreign country, or by any other government or other governmental or quasi-governmental agency or instrumentality, domestic or foreign; to acquire and dispose of interests in domestic or foreign loans made by banks and other financial institutions; to deposit any assets of the Fund in any bank, trust company or banking institution or retain any such assets in domestic or foreign cash or currency; to purchase and sell gold and silver bullion, precious or strategic metals, and coins and currency of all countries; to engage in “when issued” and delayed delivery transactions; to enter into repurchase agreements, reverse repurchase agreements and firm commitment agreements; to employ all types and kinds of hedging techniques and investment management strategies; and to change the investments of the Fund.

(~~2~~3)           To acquire (by purchase, subscription or otherwise), to hold, to trade in and deal in, to acquire any rights or options to purchase or sell, to sell or otherwise dispose of, to lend and to pledge any of the Fund’s property or any of the foregoing securities, instruments or investments; to purchase and sell options on securities, currency, precious metals and other commodities, indices, futures contracts and other financial instruments and assets and enter into closing and other transactions in connection therewith; to enter into all types of commodities contracts, including, without limitation, the purchase and sale of futures contracts on securities, currency, precious metals and other commodities, indices and other financial instruments and assets; to enter into forward foreign currency exchange contracts and other foreign exchange and currency transactions of all types and kinds; to enter into interest rate, currency and other swap transactions; and to engage in all types and kinds of hedging and risk management transactions.

(~~3~~4)           To exercise all rights, powers and privileges of ownership or interest in all securities and other assets included in the Fund property, including, without limitation, the right to vote thereon and otherwise act with respect thereto; and to do all acts and things for the preservation, protection, improvement and enhancement in value of all such securities and assets.

(~~4~~5)           To acquire (by purchase, lease or otherwise) and to hold, use, maintain, lease, develop and dispose of (by sale or otherwise) any type or kind of property, real or personal, including domestic or foreign currency, and any right or interest therein.

(~~5~~6)           To borrow money and in this connection issue notes, commercial paper or other evidence of indebtedness; to secure borrowings by mortgaging, pledging or otherwise subjecting as security all or any part of the Fund property; to endorse, guarantee, or undertake the performance of any obligation or engagement of any other Person; to lend all or any part of the Fund’s property to other Persons; and to issue general unsecured or other obligations of the Fund, and enter into indentures or agreements relating thereto.

(~~6~~7)           To aid, support or assist by further investment or other action any Person, any obligation of or interest which is included in the Fund’s property or in the affairs of which the Fund has any direct or indirect interest; to do all acts and things designed to protect, preserve, improve or enhance the value of such obligation or interest; and to guarantee or become surety on any or all of the contracts, securities and other obligations of any such Person.

(~~7~~8)           To join other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Board shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Board shall deem proper.

(~~8~~9)           To carry on any other business in connection with or incidental to any of the foregoing powers referred to in this Agreement, to do everything necessary, appropriate or desirable for the accomplishment of any purpose or the attainment of any object or the furtherance of any power referred to in this Agreement, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or arising out of or connected with such business or purposes, objects or powers.

2.6           BOARD OF MANAGERS

(a)           The ~~Board shall initially consist of the Initial Managing Member.  Prior to the Closing Date, the Initial Managing Member may designate individuals who shall agree to be bound by all of the terms of this Agreement to serve as Managers on the Board of Managers.  By signing this Agreement, a subscription agreement, application or certification in connection with the purchase or acquisition of an Interest, a Member admitted on the Closing Date shall be deemed~~

~~to have voted for the election of each of the Managers so designated as of the Closing Date.  After the Closing Date, the~~ Board may, subject to the provisions ~~of paragraphs (b) and (c)~~ of this Section 2.6 with respect to the number of and vacancies in the position of Manager and the provisions of Section 3.3 hereof with respect to the election of Managers to the Board by Members, designate any Person who shall agree to be bound by all of the terms of this Agreement as a Manager.  The names and mailing addresses of the Managers shall be set forth in the books and records of the Fund.  ~~After the Closing Date, the~~The number of Managers shall be fixed from time to time by the Board.

(b)           Each Manager shall serve on the Board for the duration of the term of the Fund, unless his or her status as a Manager shall be sooner terminated pursuant to Section 4.1 or Section 4.2 hereof.  In the event of any vacancy in the position of Manager, the remaining Managers may appoint an individual to serve in such capacity, so long as immediately after such appointment at least two-thirds (2/3) of the Managers then serving would have been elected by the Members. The Board may call a meeting of Members to fill any vacancy in the position of Manager, and shall do so within 60 days after any date on which Managers who were elected by the Members cease to constitute a majority of the Managers then serving on the Board.

(c)           In the event that no Manager remains to continue the business of the Fund, ASGI shall promptly call a meeting of the Members, to be held within 60 days after the date on which the last Manager ceased to act in that capacity, for the purpose of determining whether to continue the business of the Fund and, if the business shall be continued, of electing the required number of Managers to the Board. If the Members shall determine at such meeting not to continue the business of the Fund or if the required number of Managers is not elected within 60 days after the date on which the last Manager ceased to act in that capacity, then the Fund shall be dissolved pursuant to Section 6.1 hereof and the assets of the Fund shall be liquidated and distributed pursuant to Section 6.2 hereof.

2.7           MEMBERS

~~(a)           ASGI is hereby admitted as a Member of the Fund effective as of the time of its execution of this Agreement, and ASGI shall make the contribution and receive an Interest as set forth in Section 2.8.~~

~~(b)~~           The Fund may offer ~~Interests~~Shares for purchase by investors (including through exchange) in such manner and at such times as may be determined by the Board.  Each subscription for ~~an Interest~~Shares is subject to the receipt by the Fund or its custodian of cleared funds on or before the acceptance date for such subscription in the full amount of such subscription or such other consideration as the Board may consider appropriate or on such other terms as may be set forth in the Fund’s registration statement on Form N-2.  Subject to the foregoing, a Person may be admitted to the Fund as a Member upon approval of the Board, subject to the condition that such Person shall execute and deliver a subscription agreement, application, certification or other document specified by the Board pursuant to which such Member agrees to be bound by all the terms and provisions of this Agreement.  The Board may, in its sole and absolute discretion, reject any subscription for ~~an Interest~~Shares.  The Board may, in its sole and absolute discretion, suspend the offering of the ~~Interests~~Shares at any time. The admission of any Person as a Member shall be effective upon the revision of the books and records of the Fund to reflect the name and the ~~contribution to the capital of the Fund of~~purchase price paid by such Member for such Member’s Shares.

~~2.8           INITIAL CONTRIBUTION~~

~~ASGI has made an initial contribution of capital in the amount of $10,000 to the Fund in exchange for an Interest in the Fund, which Interest shall have the same rights as other Interests held by Members.~~

~~2.9~~2.8                      BOTH MANAGERS AND MEMBERS

A Member may also be a Manager for purposes of the Delaware Act, in which event such Member’s rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions of this Agreement or as provided in the Delaware Act.

~~2.10~~2.9                      LIMITED LIABILITY

Except as provided under the Delaware Act or the 1940 Act, a Member shall not be liable for the Fund’s debts, obligations, and liabilities in any amount in excess of ~~the capital account balance of~~ such ~~Member~~Member’s investment in the Fund.  Except as provided under the Delaware Act or the 1940 Act, a Manager and any Officer shall not be liable for the Fund’s debts, obligations or liabilities, and any such officer or agent shall be deemed to be a Manager within the meaning of Sections 18-101(10) and 18-303(a) of the Delaware Act and of this Section 2.9.

ARTICLE III: MANAGEMENT

3.1           MANAGEMENT AND CONTROL

(a)           Management and control of the business of the Fund shall be vested in the Board, which shall have the right, power, and authority, on behalf of the Fund and in its name, to exercise all rights, powers, and authority of managers under the Delaware Act and to do all things necessary and proper to carry out the objective and business of the Fund and their duties hereunder. No Manager shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Manager’s authority as delegated by the Board.  The parties hereto intend that, except to the extent otherwise expressly provided herein, (i) each Manager shall be vested with the same powers, authority, and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware stock corporation organized under the Delaware General Corporation Law ~~and~~, (ii) each Manager shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware stock corporation, and (iii) each Independent Manager shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware stock corporation who is not an “interested person” of such company, as such term is defined by the 1940 Act.  During any period in which the Fund shall have no ~~other~~ Managers, ASGI~~, as the Initial Managing Member,~~ or its assignee shall have the authority to manage the business and affairs of the Fund~~,~~ and to bind ~~the Fund~~it.

(b)           Subject to the last sentence of Section 3.1(a), Members, in their capacity as Members, shall have no right to participate in and shall take no part in the management or control of the Fund’s business and shall have no right, power or authority to act for or bind the Fund. Members shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the 1940 Act or as otherwise required in the Delaware Act.

(c)           The Board may create one or more committees consisting of one or more Board ~~Members~~members, and it may delegate to any other Person any rights, power and authority vested by this Agreement in the Board to the extent permissible under applicable law, and may appoint Persons to serve as officers of the Fund, with such titles and authority as may be determined by the Board consistent with applicable law and with this Agreement.

(d)           The Board shall have full power and authority to adopt By-Laws providing for the conduct of the business of the Fund and containing such other provisions as they deem necessary, appropriate or desirable, subject to the voting powers of one or more Classes created pursuant to this Section 3.1, to amend and repeal such By-Laws; provided, however, that, to the extent the By-Laws are inconsistent with the terms or provisions of this Agreement, the terms and provisions of this Agreement shall control.  Unless the By-Laws specifically require that Members authorize or approve the amendment or repeal of a particular provision of the By-Laws or otherwise required by the 1940 Act, any provision of the By-Laws may be amended or repealed by the Board without Member authorization or approval.

(e)           The Board shall have the full power and authority, without Member approval, subject to applicable law, to authorize one or more Classes of ~~Interests; Interests~~Shares; Shares of each such Class having such preferences, voting powers and special or relative rights or privileges (including conversion rights, if any) as the Board may determine and as shall be set forth in a resolution adopted in accordance with this Agreement and, if applicable, the By-Laws.  The Board may ~~amend this Agreement~~, without Member approval, amend this Agreement to provide for the terms of such Class or Classes or provide for the terms of such Class or Classes in a written plan adopted by the Board pursuant to Rule 18f-3 under the 1940 Act.

3.2           ACTIONS BY THE BOARD OF MANAGERS

(a)           Except as otherwise required by the 1940 Act and unless provided otherwise in this Agreement, the Board shall act only: (i) by the affirmative vote of a majority of the Managers (including the vote of a majority of the Independent Managers if required by the 1940 Act) present at a meeting duly called at which a quorum of the Managers shall be present~~;~~ (in person or, if in person attendance is not required by the 1940 Act, by telephone or other electronic means by which all persons entitled to vote at the meeting may hear one another) or (ii) by written consent of a majority of the Managers without a meeting, if permissible under the 1940 Act.

(b)           The Board may designate from time to time a Principal Manager or chair who shall preside at all meetings of the Board. Meetings of the Board may be called by the Principal Manager or by any two Managers, and may be held on such date and at such time and place as the Board shall determine. Each Manager shall be entitled to receive written notice of the date, time and place of such meeting within a reasonable time in advance of the meeting. Except as otherwise required by the 1940 Act, notice need not be given to any Manager who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting. Managers may attend and participate in any meeting by telephone or other electronic means except where in person attendance at a meeting is required by the 1940 Act.  A majority of the Managers shall constitute a quorum at any meeting.

3.3           OFFICERS

(a)           The Board of Managers may elect one or more Officers.  The Board of Managers may also delegate to an Officer the authority to appoint, remove or fix the duties, compensation or terms of office of, one or more other Officers as the Board of Managers shall at any time and from time to time deem to be advisable.  A person holding more than one office may not act in more than one capacity to execute, acknowledge or verify on behalf of the Fund any instrument required by law to be executed, acknowledged and verified by more than one Officer.  No Officer need also be a Director.

(b)           Each Officer shall hold office until his successor is elected or appointed or until his earlier displacement from office by resignation, removal or otherwise; provided, that if the term of office of any Officer shall have been fixed by the Board of Managers, or by an Officer acting under authority delegated by the Board of Managers, such Officer shall cease to hold such office no later than the date of expiration of such term, regardless of whether any other person shall have been elected or appointed to succeed him.  Any Officer may resign at any time by written notice to the Fund.  Any Officer may be removed at any time by the Board of Managers or by an Officer acting under authority delegated by the Board of Managers if in its or his judgment the best interest of the Fund would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.  Election or appointment of an Officer shall not of itself create contract rights between the Fund and such Officer.

(c)           If the office of any Officer becomes vacant for any reason, the vacancy may be filled by the Board of Managers or by another Officer acting under authority delegated by the Board of Managers.  Each Officer elected or appointed to fill a vacancy shall hold office for the balance of the term for which his predecessor was elected or appointed.

(d)           All Officers as between themselves and the Fund shall have such powers, perform such duties and be subject to such restrictions, if any, in the management of the Fund as may be provided in this Agreement or, to the extent not so provided, as may be prescribed by the Board of Managers or by the Officer acting under authority delegated by the Board of Managers.

3.4           MEETINGS OF MEMBERS

(a)           Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present. Meetings of the Members may be called by the Board (or by ASGI in accordance with Section 2.6(c)) or by Members holding ~~Interests with an aggregate Net Asset Value of~~ 25% or more of the ~~aggregate Net Asset Value of all Interests~~issued and outstanding Shares, and may be held at such time, date and place as the Board (or ASGI, if applicable under Section 2.6(c)) shall determine.  The Board (or ASGI in accordance with Section 2.6(c)) shall arrange to provide written notice of the meeting, stating the date, time, and place of the meeting and the record date therefor, to each Member entitled to vote at the meeting at least 10 days prior thereto.  Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting, except as otherwise required by applicable law.  Only matters set forth in the notice of a meeting may be voted on by the Members at a meeting.  The presence in person or by proxy of Members holding 40% or more of ~~the aggregate Net Asset Value of~~ all ~~Interests~~issued and outstanding Shares as of the record date shall constitute a quorum at any meeting. In the absence of a quorum, a meeting of the Members may be adjourned by the Board, by ASGI (in connection with a meeting under Section 2.6(c)), or by action of the Members holding a majority~~, by aggregate Net Asset Value,~~ of the ~~Interests~~Shares present in person or by proxy without additional notice to the Members. Except as otherwise required by any provision of this Agreement or of the 1940 Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Managers and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes eligible to be cast by those Members who are present in person or by proxy at such meeting. In the event the Fund invests in another registered investment company pursuant to Section 12(d)(1)(F) of the 1940 Act, and such other registered investment company holds a meeting (other than to vote on the termination of such registered investment company’s business, which may be determined by the Board), the Fund shall either seek instructions from its Members with regard to the voting of all proxies with respect to such Security and to vote such proxies only in accordance with such instructions, or to vote the shares held by it in the same proportion as the vote of all other holders of such Security.

(b)           Each Member shall be entitled to cast at any meeting of Members a number of votes ~~equivalent~~equal to ~~such Member’s percentage ownership in~~ the ~~Fund~~number of Shares of such Member as of the record date for such meeting. The Board shall establish a record date not less than 10 days nor more than 90 days prior to the date of any meeting of Members as the record date for determining eligibility to vote at such meeting and the number of votes that each Member will be entitled to cast at the meeting, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.  ~~The Special Member interest in the Special Member Account shall be a non-voting interest.~~

(c)           A Member may vote at any meeting of Members by a proxy, provided that such proxy is authorized to act by (i) a written instrument properly executed by the Member and filed with the Fund before or at the time of the meeting or (ii) such electronic, telephonic, computerized or other alternative means as may be approved by a resolution adopted by the Board. A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to the Fund at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person.  Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Members having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all ~~Interests~~Shares entitled to vote thereon were present and voted.  The Board may establish a record date for such vote not less than 2 days nor more than 90 days prior to the date  such request for consent is first mailed as the record date for determining eligibility to consent and the number of votes that each Member will be entitled to give its consent with respect to, and shall maintain for each record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to give its consent with respect to.

~~3.4~~3.5                      CUSTODY OF THE FUND’S ASSETS

The physical possession of all funds, Securities, or other properties of the Fund shall at all times, be held, controlled and administered by one or more custodians retained by the Fund in accordance with the requirements of the 1940 Act and the rules thereunder.

~~3.5~~3.6                      OTHER ACTIVITIES OF MEMBERS AND MANAGERS

(a)           The Managers and Officers shall not be required to devote all of their time to the affairs of the Fund, but shall devote such time as the Managers or Officers may reasonably believe to be required to perform their obligations under this Agreement.

(b)           Any Member, Officer or Manager, and any Affiliate of any Member, Officer or Manager, may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquiring and disposing of Securities, providing of investment advisory or brokerage services, serving as directors, officers, employees, advisors, or agents of other companies, partners of any partnership, ~~members~~managers of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements. No Member, Officer or Manager shall have any rights in or to any such activities of any other Member, Officer or Manager, or in or to any profits derived therefrom.

~~3.6~~3.7                      DUTY OF CARE

(a)           No Manager shall be liable to the Fund or to any of its Members for any loss or damage occasioned by any act or omission in the performance of a Manager’s services pursuant to any agreement, including this Agreement, between a Manager and the Fund for the provision of services to the Fund unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of the Manager constituting willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the performance of his services to the Fund.

(b)           Members that are not in breach of any obligation hereunder or under ~~the~~their subscription agreement, application or certification or under any other document pursuant to which Members agree to be bound by all the terms and provisions of this Agreement shall be liable to the Fund, any other Member, or third parties only as provided under the Delaware Act.

~~3.7~~3.8                      INDEMNIFICATION

(a)           To the fullest extent permitted by law, the Fund shall, subject to Section ~~3.7~~3.8(b) hereof, indemnify each Indemnitee against all losses, claims, damages, liabilities, costs, and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation, or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative, or legislative body, in which such Indemnitee may be or may have been involved as a party or otherwise, or with which such Indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Manager of the Fund or the past or present performance of services to the Fund by such Indemnitee, except to the extent such loss, claim, damage, liability, cost, or expense shall have been finally determined in a decision on the merits in any such action, suit, investigation, or other proceeding to have been incurred or suffered by such Indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Indemnitee’s offices. The rights of indemnification provided under this Section ~~3.7~~3.8 shall not be construed so as to provide for indemnification of a Manager for any liability (including liability under federal securities laws that, under certain circumstances, impose liability even on Persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section ~~3.7~~3.8 to the fullest extent permitted by law.

(b)           Expenses so incurred by such Indemnitees, including, but not limited to, reasonable counsel fees and accounting and auditing expenses (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), shall be paid from time to time by the Fund in advance of the final disposition of any such action, suit, investigation, or proceeding upon receipt of an undertaking by or on behalf of such Indemnitees to repay to the Fund amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section ~~3.7~~3.8(a) hereof; provided, however, that (i) such Indemnitees shall provide security for such undertaking, (ii) the Fund shall be insured by or on behalf of such Indemnitees against losses arising by reason of such Indemnitees’ failure to fulfill such undertaking, or (iii) a majority of the Managers (excluding any Manager who is either seeking advancement of expenses hereunder or is or has been a party to any other action, suit, investigation, or proceeding involving claims similar to those involved in the action, suit, investigation, or proceeding giving rise to a claim for advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such Indemnitees ultimately will be entitled to indemnification.

(c)           As to the disposition of any action, suit, investigation, or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an Indemnitee is liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Indemnitee’s offices, indemnification shall be provided pursuant to Section ~~3.7~~3.8(a) hereof if (i) approved as in the best interests of the Fund by a majority of the Managers (excluding any Manager who is either seeking indemnification hereunder or is or has been a party to any other action, suit, investigation, or proceeding involving claims similar to those involved in the action, suit, investigation, or proceeding giving rise to a claim for indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such Indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such Indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Indemnitee’s offices, or (ii) the Board secures a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnification would not protect such Indemnitee against any liability to the Fund or its Members to which such Indemnitee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Indemnitee’s offices.

(d)           Any indemnification or advancement of expenses made pursuant to this Section ~~3.7~~3.8 shall not prevent the recovery from any Indemnitee of any such amount if such Indemnitee subsequently shall be determined in a decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Indemnitee’s offices.  In (i) any suit brought by a Manager (or other Person entitled to indemnification hereunder) to enforce a right to indemnification under this Section

~~3.7~~3.8, it shall be a defense that, and (ii) ~~in~~ any suit in the name of the Fund to recover any indemnification or advancement of expenses made pursuant to this Section ~~3.7~~3.8, the Fund shall be entitled to recover such expenses upon a final adjudication that, the Manager or other Person claiming a right to indemnification under this Section ~~3.7~~3.8 has not met the applicable standard of conduct set forth in this Section ~~3.7~~3.8. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section ~~3.7~~3.8, the burden of proving that the Manager or other Person claiming a right to indemnification is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section ~~3.7~~3.8 shall be on the Fund (or any Member acting derivatively or otherwise on behalf of the Fund or its Members).

(e)           The Indemnitees may not satisfy any right of indemnification or advancement of expenses granted in this Section ~~3.7~~3.8 or to which such Indemnitees may otherwise be entitled except out of the assets of the Fund, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

(f)           The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any Person may be entitled by contract or otherwise under law. Nothing contained in this Section ~~3.7~~3.8 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any Manager or other Person.

~~3.8~~3.9                      FEES, EXPENSES AND REIMBURSEMENT

(a)           The Board may cause the Fund to compensate each Manager who is not an “interested person” of the Fund (as defined in the 1940 Act), and such Manager may be reimbursed by the Fund for reasonable travel and out-of-pocket expenses incurred by him in performing his duties under this Agreement.

(b)           The Fund ordinarily will bear all expenses incurred in its business and operations. ~~Expenses~~Costs and expenses borne by the Fund include, but are not limited to, the following:

(1)           the investment advisory fee paid to and certain out-of-pocket expenses incurred by the Fund’s investment adviser;

(2)           all costs and expenses directly related to investment transactions and positions for the Fund’s account, including, but not limited to, advisory fees, performance ~~allocation~~allocations, brokerage commissions, placement fees, issue and transfer taxes, research fees (unless otherwise agreed) and fees associated with certain computer research tools exclusively utilized by or for the Fund, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends, and indirect expenses from investments in Investment Funds;

(3)           all costs and expenses associated with organizational matters, the operation and registration of the Fund, offering costs and the costs of compliance with applicable federal and state laws, including any regulatory filings;

(4)           attorneys’ fees and disbursements associated with updating the Fund’s registration statement, the private placement memorandum and other offering related documents (the “Offering Materials”); the costs of printing the Offering Materials and, to the extent permitted under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, the costs of distributing such materials to prospective investors; and attorneys’ fees and disbursements associated with the preparation and review thereof;

(5)           the costs and expenses of holding meetings of the Board and any meetings of Members, including costs associated with the preparation and dissemination of proxy materials;

(6)           the fees and disbursements of the Fund’s counsel, legal counsel to the Independent Managers, if any, auditing and accounting expenses and fees and disbursements for independent accountants for the Fund, and other consultants and professionals engaged on behalf of the Fund, and any extraordinary expenses;

(7)           all costs and expenses associated with the Fund’s repurchase offers;

(8)           all fees paid to the Independent Managers as compensation for serving in such capacity, including fees and travel~~-~~ related expenses of the Independent Managers;

(9)           the fees payable to custodians and other Persons providing administrative services to the Fund and out~~-~~ of~~-~~ pocket expenses they incur on the Fund’s behalf;

(10)           the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund, the Board or Indemnitees;

(11)           all costs and expenses of preparing, setting in type, printing, filing and distributing reports, tax information and other communications to Members;

(12)           all expenses associated with computing the Fund’s Net Assets, including any equipment or services obtained for these purposes;

(13)           all taxes, membership dues, interest on borrowings, nonrecurring and extraordinary expenses; and

(14)           such other types of expenses as may be approved from time to time by the Board.

(c)           Subject to procuring any required regulatory approvals, from time to time the Fund may, alone or in conjunction with other registered or unregistered investment funds or other accounts for which ASGI, or any Affiliate of ASGI, acts as general partner, managing member, manager or investment adviser (or the equivalent), purchase insurance in such amounts, from such insurers and on such terms as the Board shall determine.

~~(d)           The Fund shall pay to the Placement Agent with respect to the aggregate Net Asset Value of all Class A Interests (to the extent such Interests have been outstanding for at least one year) an investor distribution and servicing fee for providing investor services (the “Investor Distribution and Servicing Fee”), calculated and accrued at the end of each calendar month (before any repurchases of Class A Interests being made at the end of the applicable month), at the rate of 0.75% per annum of such aggregate Net Asset Value as of the end of such month. Such Investor Distribution and Servicing Fee shall be paid in arrears at the end of each calendar quarter.~~

~~(e)           Investments in Class A Interests of less than $500,000 are subject to a placement fee of 2.00%; investments in Class A Interests of $500,000 or more and less than $1,000,000 are subject to a placement fee of 1.00% and investments in Class A Interests of $1,000,000 or more are subject to a placement fee of 0.50% (in each case, the “Placement Fee”).  In the event that a Member makes a contribution with respect to its Class A Interest on more than one occasion, the Placement Fee charged at the time of any contribution shall be charged at the rate that would apply if the aggregate of all of the Member’s current and prior contributions were being made at that time.  The Placement Fee may be waived in whole or in part by the Placement Agent in its sole discretion.~~

ARTICLE IV: TERMINATION OF STATUS OF ~~ADVISER AND~~ MANAGERS,
 TRANSFERS AND REPURCHASES

4.1           TERMINATION OF STATUS OF A MANAGER

The status of a Manager shall terminate if the Manager (a) shall die; (b) shall be adjudicated incompetent; (c) shall voluntarily resign as a Manager; (d) shall be removed in accordance with Section 4.2; (e) shall be certified by a physician to be mentally or physically unable to perform his or her duties hereunder; (f) shall be declared bankrupt by a court with appropriate jurisdiction, ~~files~~file a petition commencing a voluntary case under any bankruptcy law or ~~makes~~make an assignment for the benefit of creditors; (g) shall have a receiver appointed to administer the property or affairs of such Manager; or (h) shall otherwise cease to be a Manager of the Fund under the Delaware Act.

4.2           REMOVAL OF THE MANAGERS

Any Manager may be removed either (a) with or without cause by the vote or written consent of at least two thirds (2/3) of the Managers not subject to the removal vote (but only if there are at least three Managers serving on the Board at the time of such vote or written consent) or (b) with or without cause by, if at a meeting, a vote of the Members holding a majority of the total number of votes present at such meeting or, if by written consent, a vote of Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members.

4.3           TRANSFER OF ~~INTERESTS~~SHARES OF MEMBERS

(a)           ~~The Interest, or any portion thereof,~~Shares of a Member may be Transferred only (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, dissolution, or incompetency of such Member or (ii) with the written consent of the Board (which may be withheld in its sole and absolute discretion); provided, however, that the Board may not consent to any Transfer other than a Transfer (A) in which the tax basis of the ~~Interest~~Shares in the hands of the Transferee is determined, in whole or in part, by reference to its tax basis in the hands of the Transferor (e.g., certain Transfers to affiliates, gifts, and contributions to family partnerships), (B) to members of the Member’s immediate family (brothers, sisters, spouse, parents, and children), (C) as a distribution from a qualified retirement plan, or (D) a Transfer to which the Board may consent pursuant to the following sentence. The Board may consent to other pledges, Transfers, or assignments under such other circumstances and conditions as it, in its sole and absolute discretion, deems appropriate~~; provided, however, that prior to any such pledge, Transfer, or assignment, the Board shall consult with counsel to the Fund to ensure that such pledge, Transfer, or assignment will not cause the Fund to be treated as a “publicly traded partnership” taxable as a corporation~~. In no event, however, will any Transferee or assignee be admitted as a Member without the consent of the Board, which may be withheld in its sole and absolute discretion. Any pledge, Transfer, or assignment not made in accordance with this Section 4.3 shall be void.

(b)           The Board may not consent to a Transfer of ~~all or a portion of the Interest~~Shares of a Member unless: (i) the Person to whom the ~~Interest is~~Shares are Transferred (or each of the Person’s beneficial owners if such a Person is a “private investment company” as defined in paragraph (d)(3) of Rule 205-3 under the Advisers Act) is a Person whom the Board believes is an “Eligible Investor” as described in the Fund’s Form N-2; and (ii) all the ~~entire Interest~~Shares of the Member ~~is~~are Transferred to a single Transferee or, after the Transfer of less than all the Member’s ~~Interest~~Shares, the ~~balance~~Net Asset Value of the ~~Capital Account~~Shares of each of the Transferee and Transferor is not less than the amount as may be fixed from time to time by the Board as the Fund’s minimum investment, if any.  Any Transferee that acquires ~~an Interest~~Shares by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution, or incompetency of a Member or otherwise, shall be entitled to the ~~allocations and~~ distributions allocable to the ~~Interest~~Shares so acquired and to Transfer such ~~Interest~~Shares in accordance with the terms of this Agreement, but shall not be entitled to the other rights of a Member unless and until such Transferee becomes a substituted Member. If a Member Transfers ~~all or a portion of an Interest~~Shares with the approval of the Board, the Board shall promptly take all necessary actions so that the Transferee to whom such ~~Interest is~~Shares are Transferred is admitted to the Fund as a Member. Each Member effecting a Transfer and its Transferee agree to pay all expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with such Transfer.

(c)           Each Member shall indemnify and hold harmless the Fund, the Managers, each other Member and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such Persons may become subject by reason of or arising from (i) any Transfer made by such Member in violation of this Section 4.3 and (ii) any misrepresentation by such Member in connection with any such Transfer.
~~(d)           The Special Member may not transfer its interest in the Special Member Account.~~
4.4           REPURCHASE OF ~~INTERESTS~~SHARES

(a)           Except as otherwise provided in this Agreement, no Member or other Person holding ~~an Interest~~Shares shall have the right to withdraw or tender to the Fund for repurchase of ~~such Interest~~those Shares. The Board from time to time, in its sole and absolute discretion and on such terms and conditions as it may determine, may cause the Fund to repurchase ~~Interests~~Shares pursuant to written tenders~~. However, the Fund shall not offer to repurchase Interests on more than four occasions during any one Taxable Year unless it has received an opinion of counsel to the effect that such more frequent offers would not cause any adverse tax consequences to the Fund or the Members~~. In determining whether to cause the Fund to repurchase ~~Interests~~Shares pursuant to written tenders, the Board shall consider the following factors, among others:

(1)           whether any Members have requested to tender ~~Interests~~Shares to the Fund;

(2)           the liquidity of the Fund’s assets;

(3)           the investment plans and working capital requirements of the Fund;

(4)           the relative economies of scale with respect to the size of the Fund;

(5)           the history of the Fund in repurchasing ~~Interests~~Shares; and

(6)           the economic condition of the securities markets~~; and~~.

~~(7)           the anticipated tax consequences of any proposed repurchases of Interests.~~

The Board shall cause the Fund to repurchase ~~Interests~~Shares pursuant to written tenders only on terms determined by the Board to be fair to the Fund and to all Members (including Persons holding ~~Interests~~Shares acquired from Members), as applicable, and otherwise in a manner consistent with Sections 18-607 and 18-804 of the Delaware Act, to the extent applicable.

(b)           A Member who tenders for repurchase only a portion of the Member’s ~~Interest~~Shares will be required to ~~maintain a Capital Account balance~~continue to own Shares having a Net Asset Value not less than ~~an~~such amount as may be fixed from time to time by the Board as the Fund’s minimum investment, if any.  If a Member tenders an amount that would cause Net Asset Value of the Member’s ~~Capital Account balance~~remaining Shares to fall below the required minimum, the Fund reserves the right to reduce the amount to be purchased from the Member so that the required minimum balance is maintained or to repurchase all of the tendering Member’s ~~Interest~~Shares.  A Member who tenders for repurchase ~~an Interest~~Shares initially purchased within a period determined by the Board before such tender may, as determined by the Board, be required to pay an early repurchase charge of a percentage of the repurchase price for such ~~Interest~~Shares, which charge will be withheld from the payment of the repurchase price.

(c)           The Board may cause the Fund to repurchase ~~the Interest~~Shares of a Member or any Person acquiring ~~an Interest~~Shares from or through a Member in the event that the Board determines or has reason to believe that:

(1)           such ~~Interest has~~Shares have been Transferred in violation of Section 4.3 hereof, or such ~~Interest has~~Shares have vested in any Person by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution, or incompetency of a Member;

(2)           ownership of such ~~Interest~~Shares by a Member or other Person will cause the Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities laws of the United States or any other relevant jurisdiction;

(3)           continued ownership of such ~~Interest~~Shares may subject the Fund or any of the Members to an undue risk of adverse tax or other fiscal consequences;

~~(4)           such Member’s continued participation in the Fund may cause the Fund to be classified as a “publicly traded partnership” within the meaning of Section 7704 of the Code and the Treasury Regulations thereunder;~~

(~~5~~4)           any of the representations and warranties made by a Member in connection with the acquisition of ~~an Interest~~Shares was not true when made or has ceased to be true; or

(~~6~~5)           it would be in the best interests of the Fund, as determined by the Board in its sole and absolute discretion, for the Fund to repurchase such ~~Interest~~Shares.

(d)           Provided that the Board shall have made a determination to repurchase ~~Interests, Interests~~Shares, Shares will be valued for purposes of determining their repurchase price as of any date chosen or authorized by the Board, in its discretion, as the valuation date for a repurchase offer (a “Valuation Date”). ~~Interests~~Shares to be repurchased pursuant to subsection 4.4(c) shall be tendered by the affected Members, and payment for such ~~Interests~~Shares shall be made by the Fund, at such times as the Fund shall set forth in its notice to the affected Members. ~~Interests~~Shares being tendered by Members pursuant to subsection 4.4(a) generally will need to be tendered by Members at least ninety-five (95) days prior to the applicable Valuation Date. The Fund intends to make an initial payment (“Initial Payment”) for repurchased ~~Interests~~Shares as follows: (A) for Members from whom the Fund accepts for repurchase only a portion of their ~~Interests~~Shares, the Fund intends to pay 100% of the estimated unaudited net asset value of the ~~Interests~~Shares repurchased determined as of the applicable Valuation Date ~~relating to such Units~~; and (B) for Members from whom the Fund accepts for repurchase all of their ~~Interests~~Shares, the Fund intends to pay 95% of the estimated unaudited net asset value of the ~~Interests~~Shares repurchased determined as of the applicable Valuation Date ~~relating to such Interests~~.  Payments in connection with tenders generally will be made as of the later of (1) the 45th day after the Valuation Date, or (2) in the sole discretion of the Fund, if the Fund has requested withdrawals of its investment from any Investment Funds in order to fund the repurchase of ~~Interests~~Shares, within ten Business Days after the Fund has received at least 95% of the aggregate amount so requested to be withdrawn by the Fund from the Investment Funds. The Fund may establish an escrow to hold funds or otherwise earmark funds (including investments) reasonably determined by the Board to be needed to make both the Initial Payment and, if the Initial Payment is less than 100% of the estimated unaudited net asset value of the ~~Interests~~Shares repurchased, the balance of such estimated net asset value.  The Fund will pay the balance, if any, of the purchase price based on the audited financial statements of the Fund for the Fiscal Year in which such repurchase was effective.  This amount will be subject to adjustment upon completion of the annual audit of the Fund’s financial statements for the Fiscal Year in which the repurchase is effected.  (It is expected that the Fund’s annual audit will be completed within 60 days after the end of each Fiscal Year.)  The Board may, however, pay a portion of the repurchase price in Securities having a value, determined as of the applicable Valuation Date, equal to the fair market value of such Securities.  Members may be compelled to accept any portion of the redemption price in Securities without regard to the provisions of Section 18-605 of the Delaware Act.

ARTICLE V: ~~CAPITAL~~SHARES

5.1           ~~CAPITAL CONTRIBUTIONS~~SHARES

~~(a)           The minimum initial contribution of each Member to the capital of the Fund shall be such amount as the Board, in its sole and absolute discretion, may determine from time to time. The amount of the initial contribution of each Member shall be recorded on the books and records of the Fund upon acceptance as a contribution to the capital of the Fund. The Managers shall not be entitled to make contributions of capital to the Fund as Managers of the Fund, but may make contributions to the capital of the Fund as Members.~~

(~~b~~a)           The interest of the Members hereunder shall be divided into an unlimited number of Shares.  Minimum initial and additional investment amounts may be established by the Board, in its sole and absolute discretion.  Members may make additional ~~contributions to the capital of~~investments in the Fund effective as of such times as the Board, in its sole and absolute discretion, may permit, subject to Section 2.7 hereof, but no Member shall be obligated to make any additional ~~contribution to the capital of~~investments in the Fund. ~~The minimum initial capital contribution of a Member to the capital of the Fund shall be such amount as~~ Initial and any additional investments in the Fund shall be payable in cash in readily available funds at the date of the proposed acceptance of the investment, or in-kind or in such manner and at such times as may be determined by the Board~~, in its sole and absolute discretion, may determine from time to time~~.
~~(c)           Initial and any additional contributions to the capital of the Fund by any Member shall be payable in cash, in-kind or in such manner and at such times as may be determined by the Board, payable in readily available funds at the date of the proposed acceptance of the contribution.~~
(b)           All Shares issued in accordance with the terms hereof, including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and nonassessable when the consideration determined by the Managers (if any) therefor shall have been received by the Fund.

(c)           The ownership of Shares shall be recorded on the books of the Fund or a transfer or similar agent. No certificates certifying the ownership of Shares shall be issued except as the Managers may otherwise determine from time to time. The Managers may make such rules as they consider appropriate for the issuance of Share certificates, the transfer of Shares and similar matters. The record books of the Fund as kept by the Fund or any transfer or similar agent, as the case may be, shall be conclusive as to who are the Members and as to the number of Shares held from time to time by each Member. The Managers may at any time discontinue the issuance of Share certificates and may, by written notice to each Member, require the surrender of Share certificates to the Fund for cancellation. Such surrender and cancellation shall not affect the ownership of Shares in the Fund.

(d)           All consideration received by the Fund for the issue or sale of Shares, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to the Fund generally and not to the account of any particular Member or holder of Shares, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Fund.  The treatment of these items under this Section 5.1(d) shall replace and be in lieu of the treatment of the same under the relevant provisions of Article V of the Prior Limited Liability Company Agreement, replacement treatment to be effective as of the effective date of this Agreement and at all times thereafter.

(e)           The liabilities, expenses, costs, charges and reserves attributable to the Fund shall be charged and allocated to the assets belonging to the Fund generally and not to the account of any particular Member or holder of Shares and shall be so recorded upon the books of account of the Fund.  The treatment of these items under this Section 5.1(e) shall replace and be in lieu of the treatment of the same under the relevant provisions of Article V of the Prior Limited Liability Company Agreement, such replacement treatment to be effective as of the effective date of this Agreement and at all times thereafter.

(f)           Dividends and distributions on Shares may be paid to the Members or holders of Shares in accordance with Section 7.4.   Notwithstanding any provision to the contrary contained in this Agreement, the Managers shall not be required to make a distribution to the Members on account of their interest in the Fund if such distribution would violate Section 18-607 of the Delaware Act or any other applicable law.

(g)           Shares shall be transferable only in accordance with Section 4.3 hereof.

(h)           Except as provided herein, each Share of a Class shall represent an equal proportionate interest in the assets of the Fund (subject to the liabilities of the Fund) with respect to such Class, and each Share of a Class shall be equal with respect to Net Asset Value per Share as against each other Share of such Class.  The rights attaching to all Shares of a Class shall be identical as to right of repurchase by the Fund, dividends and other distributions (whether or not on liquidation), and voting rights (the vote attaching to each Share or fraction thereof being equal to the dollar value of the same as of the record date for any such vote, if such record date is the last day of a Fiscal Period, or if such record date is not the last day of a Fiscal Period, the last day of a Fiscal Period most recently preceding such record date).  The Board of Managers may from time to time divide or combine the Shares into a greater or lesser number of Shares provided that such division or combination does not change the proportionate beneficial interest in the assets of the Fund of any Member or other holder of Shares or in any way affect the rights of Shares.

5.2           RIGHTS OF MEMBERS ~~TO CAPITAL~~

(a)           The Shares shall be personal property giving only the rights in this Agreement specifically set forth or as otherwise required by the Delaware Act.  The ownership of Fund assets of every description and the right to conduct any business herein before described are vested exclusively in the Managers, and the Members shall have no interest therein other than the interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Fund nor can they be called upon to share or assume any losses of the Fund.  The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights (except as specified by the Managers when creating the Shares, as in preferred shares).

(b)           Every Member by virtue of having become a Member shall be held to have expressly assented and agreed to the terms of this Agreement and the By-laws and to have become a party hereto and thereto. The death of a Member during the continuance of the Fund shall not operate to terminate the same nor entitle the representative of any deceased Member to an accounting or to take any action in court or elsewhere against the Fund or the Managers, but only to the rights of said decedent under this Agreement.

(c)           No Member shall be entitled to interest on any ~~contribution to the capital of~~investment in the Fund, nor shall any Member be entitled to the return of any capital of the Fund except (i) upon the repurchase by the Fund of a part or all of such ~~Member’s Interest~~member’s Shares pursuant to ~~Section~~section 4.4 hereof, ~~(ii) pursuant to the provisions of Section 5.7 hereof~~ or (~~iii~~ii) upon the liquidation of the Fund’s assets pursuant to Section 6.2 hereof.  No Member shall be liable for the return of any such amounts. ~~No Member shall have the right to require partition of the Fund’s property or to compel any sale or appraisal of the Fund’s assets.~~

5.3           ~~CAPITAL ACCOUNTS~~ISSUANCE OF SHARES

The Managers, in their discretion, may from time to time without authorization or vote of the Members issue Shares and additional Classes of Shares established pursuant to Section 3.1(e), in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times, and on such terms as the Managers may determine, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses.  The Managers may from time to time divide or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interest in such Shares.  Issuances and repurchases of Shares may be made in whole Shares and/or fractions of a Share or multiples thereof as the Managers may determine.

~~(a)           The Fund shall establish and maintain on its books a separate Capital Account for each Member.  The Net Asset Value of each Member’s Capital Account shall equal the aggregate Net Asset Value of such Member’s Interest.~~
~~(b)           Each Member’s Capital Account shall have an initial balance equal to the amount of cash and the fair market value of any property constituting such Member’s initial contribution to the capital of the Fund, calculated after the payment of any Placement Fee charged with respect to such contribution.~~

~~(c)           Each Member’s Capital Account shall be increased by the sum of (i) the amount of cash and the fair market value of any property constituting additional contributions by such member to the capital of the Fund permitted pursuant to Section 5.1 hereof, calculated after the payment of any Placement Fees charged with respect to such contributions, plus (ii) all amounts credited to such Member’s Capital account pursuant to Sections 5.4 and 5.5 hereof.~~

~~(d)           Each Member’s Capital Account shall be reduced by the sum of (i) the amount of any repurchase of the Interest of such Member or distributions to such Member pursuant to Sections 4.4, 5.7 or 6.2 hereof which are not reinvested (net of any liabilities secured by any asset distributed that such Member is deemed to assume or take under Section 752 of the Code), plus (ii) any amounts debited against such Capital Account pursuant to Sections 5.4 and 5.5 hereof; provided, however, that in the case of a Member holding a Class A Interest, such Member’s Capital Account shall first be reduced by any Investor Distribution and Servicing Fee allocable to such Class A Interest.  Expenses with respect to any Fiscal Period shall be calculated and charged as of the last calendar day of such Fiscal Period prior to giving effect to any repurchases to be made as of the end of such Fiscal Period.~~

 ~~(e)           The Fund shall maintain a Special Member Account for the Special Member for purposes of receiving the Performance Allocation pursuant to Section 5.4 hereof.  The Special Member Account shall have an initial balance of zero.~~
As of the date of this Agreement, the Board had established and duly authorized for issuance Class A Shares and Class I Shares of the Fund.

5.4           ~~ALLOCATION~~REGISTER OF ~~NET PROFIT AND NET LOSS; ALLOCATION OF OFFERING COSTS~~SHARES

A register shall be kept at the offices of the Fund or any transfer agent duly appointed by the Managers under the direction of the Managers which shall contain the names and addresses of the Members and the number of Shares held by them respectively and a record of all transfers thereof.  Separate registers shall be established and maintained for each Class of Shares.  Each such register shall be conclusive as to who are the holders of the Shares of the applicable class of Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Members.  No Member shall be entitled to receive payment of any dividend or distribution, nor to have notice given to such Member as herein provided, until such Member has given its address to a transfer agent or such other officer or agent of the Managers as shall keep the register for entry thereon.  The Managers, in their discretion, may authorize the issuance of share certificates and promulgate appropriate fees therefor and rules and regulations as to their use.

~~(a)           As of the last calendar day of each Fiscal Period, any Net Profit or Net Loss for the Fiscal Period, and any offering costs required by applicable accounting principles to be charged to capital that are paid or accrued during the Fiscal Period shall be allocated among and credited to or debited against the Capital Accounts of the Members in accordance with their respective Capital Account balances as of the beginning of such Fiscal Period.~~

~~(b)           Subject to Section 5.4(c) and (d) below, at the end of each Incentive Period, 10% of the excess, if any, of the Net Profits allocated to a Member’s Capital Account for such Incentive Period pursuant to Section 5.4(a) over the Net Loss debited to such Member’s Capital Account pursuant to Section 5.4(a) for such Incentive Period, shall be reallocated to the Special Member Account (the “~~Performance Allocation~~”);~~ provided however~~, that, the Net Profit upon which the calculation of the Performance Allocation is based shall be reduced to the extent of any unrecovered balance of the Loss Carryforward Amount (defined below) maintained on the books and records of the Fund for such Member.  The amount of the unrecovered balance of the Loss Carryforward Amount at the time of calculating the Performance Allocation shall be the amount existing immediately prior to its reduction pursuant to the second clause of the second sentence of Section 5.4(c).  The Capital Account of a Member making Capital Contributions to the Fund on more than one occasion will be treated as separate sub-Capital Accounts with respect to each such Capital Contribution, and the Performance Allocation and Loss Carryforward Amount will be determined separately with respect to each such sub-Capital Account.  After each Incentive Period, the Fund may combine such sub-Capital Accounts with respect to a Member as appropriate.~~

~~(c)           There shall be established on the books of the Fund for each Member a memorandum account (the “~~Loss Carryforward Amount~~”), the opening balance of which shall be zero.  At the end of each taxable year or at such other date during a taxable year as the calculation of a Performance Allocation is required to be made for such Member under this Section 5.4, the balance of each Member’s Loss Carryforward Amount shall be adjusted as follows: first, if the aggregate Net Loss with respect to such Member exceeds the aggregate Net Profit with respect to such Member since the immediately preceding date as of which a calculation of a Performance Allocation was made (or if no calculation has yet been made with respect to such Member, since its admission to the Fund), an amount equal to such excess shall be added to such Member’s Loss Carryforward Amount, and, second, if the aggregate Net Profit with respect to such Member exceeds the Net Loss with respect to such Member since the immediately preceding date as of which a calculation of a Performance Allocation was made, an amount equal to such excess, before any Performance Allocation to the Special Member Account, shall be subtracted from and shall reduce any unrecovered balance of such Member’s Loss Carryforward Amount, but not below zero.~~

~~In the event that a Member with an unrecovered balance of Loss Carryforward Amount has a portion of its Interest repurchased, the unrecovered balance of such Member’s Loss Carryforward Amount shall be reduced as of the beginning of the next Fiscal Period by an amount equal to the product obtained by multiplying the balance in such Member’s Loss Carryforward Amount by a fraction, the numerator of which is the value of the Capital Account with respect to the portion of the Member’s Interest that is repurchased as of the last day of the prior Fiscal Period and the denominator of which is the balance in such Member’s Capital~~

~~Account on the last day of the prior Fiscal Period (prior to the repurchase effected as of the last day of the Fiscal Period).  Additional Capital Contributions shall not affect any Member’s Loss Carryforward Amount.~~

~~(d)           At any time following the date on which a Performance Allocation is made, the Special Member may withdraw up to 100% of the Performance Allocation (computed on the basis of unaudited data) that was credited to the Special Member Account.  Within 30 days after the completion of the audit of the books of the Company for the year in which Performance Allocations to the Special Member Account are made, the Fund shall pay to the Special Member any additional amount of Performance Allocation determined to be owed to the Special Member based on the audit, and the Special Member shall pay to the Fund any amount of Performance Allocation previously made determined to be in excess of the amount owed to the Special Member based on the audit.~~

5.5           ~~RESERVES~~WITHHOLDING

~~Appropriate reserves may be created, accrued, and charged against Members’ Capital Accounts (on a pro rata basis in accordance with the Net Asset Value of each Interest) for contingent liabilities, if any, as of the date any such contingent liability becomes known to the Board, such reserves to be in the amounts that the Board, in its sole and absolute discretion, deems necessary or appropriate.  The Board may increase or reduce any such reserves from time to time by such amounts as the Board, in its sole and absolute discretion, deems necessary or appropriate.~~

~~5.6           TAX ALLOCATIONS~~

~~For each Taxable Year, items of income, deduction, gain, loss, or credit shall be allocated for income tax purposes among the Members in such manner as to reflect equitably amounts credited or debited to each Member’s Capital Account for the current and prior Taxable Years (or relevant portions thereof). Allocations under this Section 5.6 shall be made pursuant to the principles of Sections 704(b) and 704(c) of the Code, and in conformity with Regulations Sections 1.704-1(b)(2)(iv)(f) and (g), 1.704-1(b)(4)(i) and 1.704-3(e) promulgated thereunder, as applicable, or the successor provisions to such provisions of the Code and Regulations.  Notwithstanding anything to the contrary in this Agreement, there shall be allocated to the Members such gains or income as shall be necessary to satisfy the “qualified income offset” requirement of Regulations Section 1.704-1(b)(2)(ii)(d).~~

~~Notwithstanding the preceding paragraph, in the event that the Fund repurchases a Member’s Interest, in whole or in part, the Board may, in its sole and absolute discretion, specially allocate items of Fund income and gain to that Member for tax purposes to reduce the amount, if any, by which that Member’s repurchase price exceeds that Member’s tax basis for its repurchased Interest, or specially allocate items of Fund deduction and loss to that Member for tax purposes to reduce the amount, if any, by which that Member’s tax basis for its repurchased Interest exceeds that Member’s repurchase price.~~

~~5.7           DISTRIBUTIONS~~

~~Prior to the dissolution of the Fund, the Board, in its sole and absolute discretion, may authorize the Fund to make distributions in cash or in kind at any time to any one or more of the Members, subject to Section 18-607 of the Delaware Act.  Members may be compelled to accept in-kind distributions without regard to the provisions of Section 18-605 of the Delaware Act.~~

~~5.8           WITHHOLDING~~

(a)           The Board may withhold from any distribution to a Member~~, or deduct from a Member’s Capital Account,~~ and pay over to the Internal Revenue Service (or any other relevant taxing authority) any taxes due in respect of such Member to the extent required by the Code or any other applicable law.

~~(b)           For purposes of this Agreement, any taxes so withheld or deducted by the Fund shall be deemed to be a distribution or payment to such Member, reducing the amount otherwise distributable or payable to such Member pursuant to this Agreement and reducing the Capital Account of such Member.~~

(~~c~~b)           The Board shall not be obligated to apply for or obtain a reduction of or an exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption. To the extent that a Member claims to be entitled to a reduced rate of, or exemption from, a withholding tax pursuant to an applicable income tax treaty, or otherwise, such Member shall furnish the Board with such information and forms as such Member may be required to complete in order to comply with any and all laws and regulations governing the obligations of withholding tax agents. Each Member represents and warrants that any such information and forms furnished by such Member shall be true and accurate and agrees to indemnify the Fund, the Board and each of the other Members from any and all damages, costs and expenses resulting from the filing of inaccurate or incomplete information or forms relating to such withholding taxes.

5.6           RESERVES

(a)           All provisions under Section 5.6 of the Prior Limited Liability Company Agreement (also under the heading “Reserves”) shall be understood as terminated as of the date of the Conversion, with no further rights on the part of any Member to specific credits with respect to reductions in previously established reserves for the liabilities of the Fund and no further rights on the part of the Fund to collections from Members with respect to increases in previously established reserves for Fund liabilities.

(b)           Also as of the date of the Conversion all matters relating to Fund reserves of the nature contemplated by the preceding clause (a) shall be governed by Sections 5.1(e), 6.2 and 7.4(c) hereof.

ARTICLE VI: DISSOLUTION AND LIQUIDATION
6.1           DISSOLUTION

The Fund shall be dissolved only:

(1)           upon the affirmative vote to dissolve the Fund by the Board;

(2)           upon the determination by the Board not to continue the business of the Fund or the failure of Members to elect the required number of Managers at a meeting called by ASGI in accordance with Section 2.6(c) hereof;

(3)           at any time there are no Members in accordance with and subject to Section 18-801(a)(4) of the Delaware Act; or

(4)           the entry of a decree of judicial dissolution under Section 18-802 of the Delaware Act.

Dissolution of the Fund shall be effective on the later of the day on which the event giving rise to the dissolution shall occur or, in connection with clause (2) above, the conclusion of the 60-day period as provided in Section 2.6, but the Fund shall not terminate until the assets of the Fund have been liquidated, and the business and affairs of the Fund have been wound up, in accordance with Section 6.2 hereof and the Certificate has been canceled.

6.2           LIQUIDATION OF ASSETS

(a)           Upon the dissolution of the Fund as provided in Section 6.1 hereof, the Board shall promptly appoint ASGI as the liquidator, and ASGI shall liquidate the assets, and wind up the business and affairs of the Fund, except that, if ASGI is unable or unwilling to perform this function, the Board shall appoint another Person to serve as liquidator, and, if the Board is unable or unwilling to appoint another Person to serve as liquidator, Members holding a majority of the total number of votes eligible to be cast by all Members shall appoint another Person to serve as liquidator, and such Person shall promptly liquidate assets, and wind up the business and affairs of the Fund. ~~Net Profit and Net Loss during the period of liquidation shall be allocated pursuant to Section 5.4 hereof.~~ The proceeds from liquidation (after establishment of appropriate reserves for contingencies in such amount as the Board, ASGI or the liquidator shall deem appropriate in its sole and absolute discretion as applicable) shall be distributed in accordance with Section 18-804 of the Delaware Act as follows:

(1)           the debts of the Fund and the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), up to and including the date that distribution of the Fund’s assets to the Members has been completed, shall first be paid in accordance with priority and on a pro rata basis in accordance with their respective amounts; and

~~(2)           the Special Member shall next be paid any balance in the Special Member Account after giving effect to the Performance Allocation, if any, to be made pursuant to Section 5.4; and~~

(~~3~~2)           the Members shall next be paid on a pro rata basis in accordance with the ~~positive balances~~ Net Asset Value of their ~~respective Capital Accounts after giving effect to all allocations to be made to such Members’ Capital Accounts for the Fiscal Period ending~~Shares on the date of the distributions under this Section 6.2(a)(2).

(b)           Anything in this Section 6.2 to the contrary notwithstanding, upon dissolution of the Fund, the Board or other liquidator may distribute ratably to the Members in kind any assets of the Fund; provided, however, that if any in-kind distribution is to be made ~~(i)~~, the assets distributed in kind shall be valued pursuant to Section 7.3 hereof as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 6.2(a) above~~, and (ii) any profit or loss attributable to property distributed in-kind shall be included in the Net Profit or Net Loss for the Fiscal Period ending on the date of such distribution~~. Members may be compelled to accept in-kind distributions without regard to the provisions of Section 18-605 of the Delaware Act.

ARTICLE VII: ACCOUNTING, VALUATIONS, AND BOOKS AND RECORDS

7.1           ACCOUNTING AND REPORTS

(a)           The Fund shall adopt for tax accounting purposes any accounting method that the Board shall decide in its sole and absolute discretion is in the best interests of the Fund. The Fund’s accounts shall be maintained in U.S. currency.

(b)           After the end of each Taxable Year, the Fund shall furnish to each Member such information regarding the operation of the Fund and such Member’s ~~Interest~~Shares as is necessary for such Member to complete federal, state, and local income tax or information returns and any other tax information required by federal, state, or local law.

(c)           Except as otherwise required by the 1940 Act, or as may otherwise be permitted by rule, regulation, or order, within 60 days after the close of the period for which a report required under this Section 7.1(c) is being made, the Fund shall furnish to each Member a semi-annual report and an audited annual report containing the information required by such Act. The Fund shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted accounting principles. The Fund may furnish to each Member such other periodic reports as the Board deems necessary or appropriate in its sole and absolute discretion.

7.2           DETERMINATIONS BY THE BOARD OF MANAGERS

~~(a)~~           All matters concerning the determination ~~and allocation among the Members of the amounts to be determined and allocated pursuant to Article V hereof, including any taxes thereon~~

~~and~~of accounting ~~procedures applicable thereto,~~matters shall be determined by the Board in its sole and absolute discretion unless specifically and expressly otherwise provided for by the provisions of this Agreement or required by law, and such determinations ~~and allocations~~ shall be final and binding on all the Members.

~~(b)           The Board in its sole and absolute discretion may make such adjustments to the computation of Net Profit or Net Loss or any components thereof as it considers appropriate to reflect fairly and accurately the financial results of the Fund and the intended allocations thereof among the Members.~~

7.3           VALUATION OF ASSETS

(a)           Except as may be required by the 1940 Act, the Board shall value or have valued any Securities or other assets and liabilities of the Fund as of the close of business on the last calendar day of each Fiscal Period in accordance with such valuation procedures as shall be established from time to time by the Board and which conform to the requirements of the 1940 Act, such that Securities and other assets owned by the Fund will be valued at market value, if market quotations are readily available, or will be valued  at fair value, as described below in 7.3(b). In determining the value of the assets of the Fund, no value shall be placed on the goodwill or name of the Fund, or the office records, files, statistical data, or any similar intangible assets of the Fund not normally reflected in the Fund’s accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities, fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.

(b)           The Fund will value assets for which market quotations are not readily available and interests in Investment Funds at their “fair value,” as determined in good faith by the Board, which value ordinarily will be the value of an interest in an Investment Fund determined by the Investment Manager of the Investment Fund in accordance with the policies established by the Investment Fund, absent information ~~indicating~~in the Board’s determination and discretion that indicates that such value does not represent the fair value of the interest.

(c)           The value of Securities and other assets of the Fund and the Net Assets of the Fund as a whole determined pursuant to this Section 7.3 shall be conclusive and binding on all of the Members and all parties claiming through or under them in the absence of manifest error.

7.4           DISTRIBUTIONS TO MEMBERS.

(a)           Dividends and distributions on Shares may be paid to the Members or holders of Shares, with such frequency as the Managers may determine, which may be daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Board of Managers may determine, from such of the income, capital gains accrued or realized, and capital and surplus, after providing for actual and accrued liabilities of the Fund.  All dividends and distributions on Shares of a class shall be distributed pro rata to the Members or other holders of

Shares of such class in proportion to the number of Shares of such class held by such persons at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure the Board of Managers may determine that no dividend or distribution shall be payable on Shares as to which the Member's purchase order and/or payment have not been received by the time or times established by the Board of Managers under such program or procedure.  Dividends and distributions on Shares may be made in cash or Shares or a combination thereof as determined by the Board of Managers or pursuant to any program that the Board of Managers may have in effect at the time for the election by each Member or other holder of Shares of the mode of the making of such dividend or distribution to that person.  Any dividend or distribution paid in Shares will be paid at the Net Asset Value thereof.  Notwithstanding anything in this Agreement to the contrary, the Managers may at any time declare and distribute a dividend of stock or other property pro rata among the Members or other holders of Shares at the date and time of record established for the payment of such dividends or distributions.

(b)           Prior to the dissolution of the Fund, the Board, in its sole and absolute discretion, may authorize the Fund to make distributions in cash or in kind at any time to any one or more of the Members, subject to Section 18-607 of the Delaware Act.  Members may be compelled to accept in-kind distributions without regard to the provisions of Section 18-605 of the Delaware Act.

(c)           The Fund may always retain such amount as they may deem necessary to pay the debts or expenses of the Fund or to meet obligations of the Fund, or as the Managers otherwise may deem desirable to use in the conduct of the Fund’s affairs or to retain for future requirements or extensions of the business.

(d)           Inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books, the above provisions shall be interpreted to give the Managers the power in their discretion to distribute for any Taxable Year as ordinary dividends and as capital gains distributions, respectively, additional amounts sufficient to enable the Fund to avoid or reduce liability for taxes.

7.5           POWER TO MODIFY FOREGOING PROCEDURES

Notwithstanding any of the foregoing provisions of this Article VII, the Managers may prescribe, in their absolute discretion except as may be required by the 1940 Act, such other bases and times for determining the per share asset value of the Fund's Shares or net income, or the declaration and payment of dividends and distributions as they may deem necessary or desirable for any reason, including to enable the Fund to comply with any provision of the 1940 Act, or other applicable laws or regulations, or any order of exemption issued by the U.S. Securities and Exchange Commission, all as in effect now or hereafter amended or modified.

7.6           DIVIDEND REINVESTMENT PLAN

The Managers may establish a dividend reinvestment plan for any Class of Shares providing for the automatic reinvestment of cash dividends on the Shares of such Class in additional shares of such Class or of another Class of Shares.  Unless otherwise determined by the Managers, all dividends on Shares of any Class for which such a dividend reinvestment plan has been established shall automatically be reinvested in the Fund pursuant to such plan unless the holder of such Shares shall affirmatively elect, in such manner as specified by the Fund, not to participate in the dividend reinvestment plan.

ARTICLE VIII: MISCELLANEOUS PROVISIONS

8.1           AMENDMENT OF LIMITED LIABILITY COMPANY AGREEMENT

(a)           Except as otherwise provided in this Section 8.1, this Agreement may be amended, in whole or in part, with: (i) the approval of the Board (including the vote of a majority of the Independent Managers, if required by the 1940 Act) and (ii) if required by the 1940 Act, the approval of the Members by such vote as is required by the 1940 Act.

(b)           The execution of an instrument setting forth the establishment and designation and the relative rights of any Class of Shares in accordance with Section 3.1 hereof shall, without any authorization, consent or vote of the Members, effect an amendment of this Agreement.

(~~b~~c)           Any amendment that would:

(1)           increase the obligation of a Member to make any ~~contribution to the capital of~~additional investment in the Fund; or

(2)           ~~reduce~~result in the ~~Capital Account~~forfeiture of any portion of a ~~Member~~Member’s Shares;

may be made only if (i) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof or (ii) such amendment does not become effective until (A) each Member has received written notice of such amendment and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board) to tender all of its ~~Interest~~Shares for repurchase by the Fund. Any amendment required or permitted to be submitted to Members which, as the Managers determine, shall affect the Members of one or more Classes shall be authorized by vote of the Members of each Class affected and no vote of Members of a Class not affected shall be required.

(d)           Nothing contained in this Agreement shall permit the amendment of this Agreement to impair the exemption from personal liability of the Members, Managers, officers, employees and agents of the Fund or to permit assessments upon Members.

(~~c~~e)           The power of the Board to amend this Agreement at any time without the consent of the other Members as set forth in paragraph (a) of this Section 8.1 shall specifically include the power to:

(1)           restate this Agreement together with any amendments hereto that have been duly adopted in accordance herewith to incorporate such amendments in a single, integrated document;

(2)           amend this Agreement to effect compliance with any applicable law or regulation (other than with respect to the matters set forth in Section 8.1(~~b~~c) and (d) hereof) or to cure any ambiguity or to correct or supplement any provision hereof that may be inconsistent with any other provision hereof; and

~~(3)           amend this Agreement to make such changes as may be necessary or advisable to ensure that the Fund will not be treated as an association or a publicly traded partnership taxable as a corporation as defined in Section 7704(b) of the Code; and~~

(~~4~~3)           as provided in Section 3.1(e).

(~~d~~f)           The Board shall cause written notice to be given of any amendment to this Agreement (other than any amendment of the type contemplated by clause (1) of Section 8.1(~~c~~e) hereof) to each Member, which notice shall set forth (i) the text of the amendment or (ii) a summary thereof and a statement that the text thereof will be furnished to any Member upon request.

8.2           SPECIAL POWER OF ATTORNEY

(a)           Each Member hereby irrevocably makes, constitutes and appoints each Manager, acting severally, and any liquidator of the Fund’s assets appointed pursuant to Section 6.2 hereof with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file, and/or publish:

(1)           any amendment to this Agreement that complies with the provisions of this Agreement (including the provisions of Section 8.1 hereof);

(2)           any amendment to the Certificate required because this Agreement is amended, including, without limitation, an amendment to effectuate any change in the membership of the Fund; and

(3)           all such other instruments, documents, and certificates that, in the opinion of legal counsel to the Fund, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement, and continue the valid existence and business of the Fund as a limited liability company under the Delaware Act.

(b)           Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Fund without such Member’s consent.  If an amendment to the Certificate or this Agreement or any action by or with respect to the Fund is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection that such Member may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner that may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted.  Each Member is fully aware that each other Member will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Fund.

(c)           This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of each of the Managers and any liquidator of the Fund’s assets and, as such:

(1)           shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether the Fund, Board or liquidator shall have had notice thereof; and

(2)           shall survive a Transfer by a Member of such Member’s ~~Interest~~Shares, except that where the Transferee thereof has been approved by the Board, this power-of-attorney given by the Transferor shall survive such Transfer for the sole purpose of enabling the Board to execute, acknowledge, and file any instrument necessary to effect such Transfer.

8.3           NOTICES

Except as otherwise set forth in this Agreement, notices that may or are required to be provided under this Agreement shall be made, if to a Member, by regular mail or commercial courier service or, if to the Fund or the Board, by hand delivery, registered or certified mail return receipt requested, commercial courier service, telex, or telecopier, and shall be addressed to the respective parties hereto at their addresses as set forth in the books and records of the Fund. Notices shall be deemed to have been provided (a) when delivered by hand, on the date delivered, (b) when sent by mail or commercial courier service, when deposited, postage or fee prepaid, and (c) when sent, if sent by telex or telecopier. A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

8.4           AGREEMENT BINDING UPON SUCCESSORS AND ASSIGNS

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, permitted assigns, executors, trustees, or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof that is not made pursuant to the terms of this Agreement shall be void.

8.5           APPLICABILITY OF 1940 ACT AND FORM N-2

The parties hereto acknowledge that this Agreement is not intended to, and does not, set forth the substantive provisions contained in the 1940 Act and the Fund’s Form N-2 that affect numerous aspects of the conduct of the Fund’s business and of the rights, privileges, and obligations of the

Members. Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the 1940 Act and the Fund’s Form N-2.

8.6           CHOICE OF LAW

Notwithstanding the place where this Agreement or the ~~subscription agreement~~Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act without regard to the conflict of law principles of such State.

8.7           NOT FOR BENEFIT OF CREDITORS

The provisions of this Agreement are intended only for the regulation of relations among past, present and future Members, Managers, and the Fund. This Agreement is not intended for the benefit of creditors, in their capacity as such, and no rights are granted to creditors, in their capacity as such, under this Agreement.

8.8           THIRD-PARTY BENEFICIARIES

Each Indemnitee is a third-party beneficiary of Section ~~3.7~~3.8.

8.9           MERGER AND CONSOLIDATION

(a)           The Fund may merge or consolidate with or into one or more limited liability companies or other business entities pursuant to an agreement of merger or consolidation that has been approved by the Board in the manner contemplated by Section 18-209(b) of the Delaware Act or may sell, lease or exchange all or substantially all of the Fund property, including its good will, upon such terms and conditions and for such consideration when and as authorized by the Board, in each case without the vote or consent of the Members.

(b)           Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved by the Board in accordance with Section 18-209(b) of the Delaware Act may, to the extent permitted by Section 18-209(f) of the Delaware Act, (i) effect any amendment to this Agreement, (ii) effect the adoption of a new limited liability company agreement for the Fund if it is the surviving or resulting limited liability company in the merger or consolidation, or (iii) provide that the limited liability company agreement of any other constituent limited liability company to the merger or consolidation (including a limited liability company formed for the purpose of consummating the merger or consolidation) shall be the limited liability company agreement of the surviving or resulting limited liability company; provided, however, that no such merger or consolidation shall have the effect of amending this Agreement in a manner not permitted under Section 8.1.

8.10           PRONOUNS

All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular, or plural, as the identity of the Person or Persons, firm or corporation may require in the context thereof.

8.11           CONFIDENTIALITY

(a)           A Member may obtain from the Fund, for any purpose reasonably related to such Member’s ~~Interest~~Shares, such information regarding the business affairs or assets of the Fund as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing what information and documents are to be furnished, at what time and location and at whose expense) established by the Board. Notwithstanding the foregoing, no other right shall be available to the Members, including the right to obtain information as provided in Section 18-305 of the Act; and further provided, that, the Board or its designee shall have the right to impose such restrictions with respect to such examination as the Board or its designee, in its discretion, determines are appropriate under the circumstances.  Notwithstanding the foregoing, the Board or its designee shall have the right to keep confidential from Members for such period of time as the Board or its designee deems reasonable, any information that the Board or its designee reasonably believes to be in the nature of trade secrets or other information the disclosure of which the Board or its designee in good faith believes could damage the Fund or its business or that the Fund is required by law or by agreement with a third party to keep confidential including, but not limited to, the names of Members and former Members; the names, or other identifying information, of Investment Funds, Securities and Investment Managers; and the terms of any agreement with any Member.

(b)           Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish, or make accessible to any other Person the name and/or address (whether business, residence, or mailing) of any other Member (collectively, “Confidential Information”) without the prior written consent of the Board or its designee, which consent may be withheld in its sole and absolute discretion.

(c)           Each Member recognizes that in the event that this Section 8.11 is breached by any Member or any of its owners, principals, partners, members, managers, directors, officers, employees, agents assigns, successors or legal representatives or any of its Affiliates, including any of such Affiliates’ owners, principals, partners, members, managers, directors, officers, employees, agents, assigns, successors or legal representatives irreparable injury may result to the non-breaching Members and the Fund.  Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and the Fund may be entitled, such Members and the Fund shall also have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus the recovery of reasonable attorneys’ fees and other litigation expenses incurred in connection therewith.  In the event that the Fund determines that any of the Members or any of such Member’s owners, principals, partners, members, managers, directors, officers, employees, agents, assigns, successors or legal representatives or any of its Affiliates, including any of such Affiliates’ owners, principals, partners, members, managers, directors, officers, employees, agents, assigns, successors or legal representatives should be enjoined from or required to take any action to prevent the disclosure of Confidential Information, each of the Members agrees that the Fund may, at its own expense, pursue in a court of appropriate jurisdiction such injunctive relief.

8.12           SEVERABILITY

If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law.  If any provision of this Agreement is held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

8.13           FILING OF RETURNS

The Board or its designated agent shall prepare and file, or cause the accountants of the Fund to prepare and file, ~~a Federal information tax return in compliance with Section 6031 of the Code and~~ any required federal, state and local income tax ~~and information~~ returns for each tax year of the Fund.

~~8.14           TAX MATTERS PARTNER~~

~~(a)           ASGI shall be designated on the Fund’s annual Federal income tax return, and have full powers and responsibilities, as the initial Tax Matters Partner of the Fund for purposes of Section 6231(a)(7) of the Code. In the event that ASGI is no longer a Member, the Board shall designate a Member to be Tax Matters Partner in accordance with the procedures of Section 3.3 herein. Should any Member (including ASGI) be designated as the Tax Matters Partner for the Fund pursuant to Section 6231(a)(7) of the Code, it shall, and each Member hereby does, to the fullest extent permitted by law, delegate to a Manager selected by the Board all of its rights, powers, and authority to act as such Tax Matters Partner and hereby constitutes and appoints such Manager as its true and lawful attorney-in-fact, with power to act in its name and on its behalf, including the power to act through such agents or attorneys as it shall elect or appoint, to receive notices, to make, execute and deliver, swear to, acknowledge, and file any and all reports, responses, and notices, and to do any and all things required or advisable, in the Manager’s judgment, to be done by such a Tax Matters Partner. Any Member designated as the Tax Matters Partner for the Fund under Section 6231(a)(7) of the Code shall be indemnified and held harmless by the Fund from any and all liabilities and obligations that arise from or by reason of such designation.~~

~~(b)           Each Person (for purposes of this Section 8.14, called a “Pass-Thru Member”) that holds or controls Interests on behalf of, or for the benefit of, another Person or Persons, or which Pass-Thru Member is beneficially owned (directly or indirectly) by another Person or Persons, shall, within 30 days following receipt from the Tax Matters Partner of any notice, demand, request for information or similar document, convey such notice, demand, request or other document in writing to all holders of beneficial interests in the Fund holding such interests through such Pass-Thru Member. In the event the Fund shall be the subject of an income tax audit by any Federal,~~

~~state, or local authority, to the extent the Fund is treated as an entity for purposes of such audit, including administrative settlement and judicial review, the Tax Matters Partner shall be authorized to act for, and its decision shall be final and binding upon, the Fund and each Member thereof. All expenses incurred in connection with any such audit, investigation, settlement, or review shall be borne by the Fund.~~

~~8.15           SECTION 754 ELECTION~~

~~In the event of a distribution of the Fund’s property to a Member or an assignment or other Transfer (including by reason of death) of the Interest of a Member in the Fund, at the request of a Member, the Board, in its sole and absolute discretion, may cause the Fund to elect, pursuant to Section 754 of the Code, or the corresponding provision of subsequent law, to adjust the basis of the Fund’s property as provided by Sections 734 and 743 of the Code.~~

~~8.16~~8.14	USE OF NAMES “ALTERNATIVE STRATEGIES GROUP, INC.,” “ASGI” AND “ASGI ~~AURORA OPPORTUNITIES FUND~~AURORA OPPORTUNITIES FUND, LLC”

ASGI hereby grants to the Fund a royalty-free, non-exclusive license to use the name “Alternative Strategies Group, Inc.,” “ASGI” or “ASGI Aurora Opportunities Fund, LLC” (or an abbreviation or derivation thereof) in the name of the Fund.  Such license may, at such time as neither ASGI nor an Affiliate of ASGI shall serve as an investment adviser to the Fund, or at such time as neither Aurora Investment Management L.L.C. (“Aurora”) nor an affiliate of Aurora shall serve as a sub-adviser to the Fund, upon fifteen (15) days notice by ASGI, or upon termination of this Agreement, be terminated by ASGI, in which event the Fund shall promptly take whatever action may be necessary to change its name and discontinue any further use of the names “Alternative Strategies Group, Inc.,” “ASGI” and “ASGI Aurora Opportunities Fund, LLC” (or an abbreviation or derivation thereof) in the name of the Fund or otherwise. The names “Alternative Strategies Group, Inc.,” “ASGI” or “ASGI Aurora Opportunities Fund, LLC” (or an abbreviation or derivation thereof) may be used or licensed by ASGI in connection with any of its activities or licensed by ASGI to any other party.

~~8.17~~8.15                      ACKNOWLEDGMENT BY THE PARTIES

Each of the undersigned acknowledges having read this Agreement in its entirety before signing, including the confidentiality clause set forth in Section 8.11.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

~~INITIAL MANAGING MEMBER~~MANAGERS:

~~ALTERNATIVE STRATEGIES GROUP, INC.~~

~~By:~~ ____________________
Name: ~~Adam Taback~~
Title: ~~President~~Manager

____________________
Name:
Title: Manager

____________________
Name:
Title: Manager

____________________
Name:
Title: Manager

____________________
Name:
Title: Manager

____________________
Name:
Title: Manager

____________________
Name:
Title: Manager

MEMBERS:

Each Person who shall sign a subscription agreement, application or certification and who shall be accepted by the Board to the Fund as a Member.